UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08932

Artisan Partners Funds, Inc.

(Exact name of registrant as specified in charter)

875 East Wisconsin Avenue, Suite 800

Milwaukee, WI 53202

(Address of principal executive offices) (Zip Code)

Sarah A. Johnson	Alyssa Albertelli
Artisan Partners Funds, Inc.	Ropes & Gray LLP
875 East Wisconsin Avenue, Suite 800	One Metro Center
Milwaukee, Wisconsin 53202	700 12th Street, N.W., Suite 900
Washington, D.C. 20005-3948

(Name and address of agents for service)

Registrant’s telephone number, including area code: (414) 390-6100

Date of fiscal year end: 9/30/11

Date of reporting period: 9/30/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

ANNUAL

REPORT

September 30, 2011

ARTISAN GLOBAL EQUITY FUND

ARTISAN GLOBAL VALUE FUND

ARTISAN GROWTH OPPORTUNITIES FUND

(formerly known as

Artisan Opportunistic Growth Fund)

ARTISAN INTERNATIONAL FUND

ARTISAN INTERNATIONAL SMALL CAP FUND

ARTISAN INTERNATIONAL VALUE FUND

ARTISAN MID CAP FUND

ARTISAN MID CAP VALUE FUND

ARTISAN SMALL CAP FUND

ARTISAN SMALL CAP VALUE FUND

ARTISAN VALUE FUND

(formerly known as Artisan

Opportunistic Value Fund)

ARTISAN FUNDS

INVESTOR SHARES

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
2	Artisan Global Equity Fund
4	Artisan Global Value Fund
6	Artisan Growth Opportunities Fund
8	Artisan International Fund
10	Artisan International Small Cap Fund
12	Artisan International Value Fund
14	Artisan Mid Cap Fund
16	Artisan Mid Cap Value Fund
18	Artisan Small Cap Fund
20	Artisan Small Cap Value Fund
22	Artisan Value Fund

SCHEDULES OF INVESTMENTS
24	Artisan Global Equity Fund
27	Artisan Global Value Fund
29	Artisan Growth Opportunities Fund
31	Artisan International Fund
34	Artisan International Small Cap Fund
37	Artisan International Value Fund
40	Artisan Mid Cap Fund
43	Artisan Mid Cap Value Fund
46	Artisan Small Cap Fund
49	Artisan Small Cap Value Fund
52	Artisan Value Fund

54	STATEMENTS OF ASSETS AND LIABILITIES

60	STATEMENTS OF OPERATIONS

66	STATEMENTS OF CHANGES IN NET ASSETS

72	FINANCIAL HIGHLIGHTS

83	NOTES TO FINANCIAL STATEMENTS

107	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

109	SHAREHOLDER EXPENSE EXAMPLE

112	NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

114	PROXY VOTING POLICIES AND PROCEDURES

115	INFORMATION ABOUT PORTFOLIO SECURITIES

116	DIRECTORS AND OFFICERS

ARTISAN FUNDS

P.O. BOX 8412

BOSTON, MA 02266-8412

This report and the audited financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. Before investing, investors should consider carefully each Fund’s investment objective, risks and charges and expenses. For a prospectus, which contains that information and more information about each Fund, please call 800.344.1770 or visit our website at www.artisanfunds.com. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio managers, as of September 30, 2011. That information and those views may change, and the Funds disclaim any obligation to advise shareholders of any such changes. Artisan Emerging Markets Fund, Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund and Artisan Value Fund, offer other classes of shares. Reports on each of the other classes are available under separate cover.

Artisan Funds offered through Artisan Partners Distributors LLC, member FINRA.

ARTISAN GLOBAL EQUITY FUND (ARTHX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Global Equity Fund employs a fundamental stock selection process focused on identifying long-term growth opportunities. The investment team’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally.

Themes. Changing demographics, developing technology, privatization of economic resources, outsourcing and infrastructure are among the long-term catalysts for change that currently form the basis for our investment themes. The team incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

Sustainable Growth. The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

Valuation. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and its stock price. The team utilizes multiple valuation metrics to establish price targets.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/29/2010 to 9/30/2011)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2011)

Fund / Index	1-Year	Since Inception
Artisan Global Equity Fund	-2.66%	-0.28%
MSCI ACWISM (All Country World Index)	-6.01	-3.67

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The Fund’s investments in initial public offerings (IPOs) made a material contribution to the Fund’s performance. IPO investments are not an integral component of the Fund’s investment process and may not be available in the future. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses to no more than 1.50%, which has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance, which would have been lower in its absence. See page 113 for a description of the index.

INVESTING ENVIRONMENT

Although corporate earnings were generally solid during the period, global equity markets were volatile as various macro events, ranging from sovereign debt woes in Europe and the U.S. to natural disasters in Japan and political turmoil in Egypt, weighed on investor sentiment. Coupled with fears of a slowdown in global growth, the MSCI All Country World IndexSM ended the period in the red with declines across all regions. Buoyed by the U.S., which managed to turn out an approximately 1% gain, the Americas was the best faring region. Sector-wise, the traditionally defensive consumer staples and health care sectors posted gains while the financials, materials and industrials sectors suffered the largest declines.

SECTOR DIVERSIFICATION

Sector	9/30/10	9/30/11
Consumer Discretionary	14.0%	16.9%
Consumer Staples	15.3	21.8
Energy	3.9	4.7
Financials	20.9	14.5
Healthcare	8.4	8.6
Industrials	9.7	9.9
Information Technology	21.0	12.7
Materials	7.4	5.6
Telecommunication Services	—	1.8
Other assets less liabilities	(0.6)	3.5
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2011, Artisan Global Equity Fund declined 2.66%, outperforming the MSCI All Country World IndexSM, which fell 6.01% over the same period.

Over the past year, the Fund had several strong performers, including Japanese oil and natural gas holding company INPEX CORPORATION, fast-food restaurant operator McDonald’s Corporation and Hargreaves Lansdown PLC, a provider of investment management products and services in the U.K. Also contributing to our results was the Fund’s participation in initial public offerings, two of which were the top contributors to performance – Chinese internet content and application services provider ChinaCache International Holdings Ltd. and Chinese hypermarket operator Sun Art Retail Group.

Notable detractors over the past year included: Camelot Information Systems, Inc., a provider of enterprise application services and financial industry information technology services; Halliburton Company, an oilfield services company; Akzo Nobel N.V., a manufacturer of paints, coatings and specialty chemicals; MGM Resorts International, an operator of gaming, hospitality and entertainment resorts; and Bayer AG, a producer of health care and agricultural products.

REGION ALLOCATION

Region	9/30/10	9/30/11
Europe	40.4%	38.7%
Americas	28.5	36.7
Pacific Basin	10.3	11.7
Emerging Markets	21.4	9.4

As a percentage of total net assets.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including food processing company DANONE S.A., insurance and financial services provider AIA Group Ltd., consumer goods company Unilever NV, non-alcoholic beverage manufacturer The Coca-Cola Company, and consumer packaged goods provider The Procter & Gamble Company. We funded these purchases in part by selling our positions in previously mentioned ChinaCache International Holdings Ltd., Cisco Systems Inc., UBS AG, Tesco plc and Agricultural Bank of China Limited.

ARTISAN GLOBAL VALUE FUND (ARTGX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Global Value Fund employs a bottom-up investment process to construct a diversified portfolio of securities of undervalued U.S. and non-U.S. companies. The Fund’s investment process is focused on identifying what the investment team considers to be high quality, undervalued businesses that offer the potential for superior risk/reward outcomes. The team’s in-depth research process focuses on four key investment characteristics:

Undervaluation. Determining the intrinsic value of the business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to the team’s estimate of the intrinsic value of a business.

Business quality. The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

Financial strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

Shareholder-oriented management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/10/2007 to 9/30/2011)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2011)

Fund / Index	1-Year	3-Year	Since Inception
Artisan Global Value Fund	-0.23%	5.03%	-0.96%
MSCI ACWISM (All Country World Index)	-6.01	0.59	-7.77

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses to no more than 1.50%, which has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance, which would have been lower in its absence. See page 113 for a description of the index.

INVESTING ENVIRONMENT

Global equity markets experienced volatility during the year ended September 30, 2011 stemming from concerns over a global economic slowdown, indecision on the political fronts in the U.S. and Europe, sovereign debt downgrades and worries over contagion from Europe’s debt crisis. The tragic earthquake and tsunami in Japan and turmoil in the Middle East also contributed to market volatility. Despite the fear in the marketplace, many companies continued to report steady earnings results during the period.

SECTOR DIVERSIFICATION

Sector	9/30/10	9/30/11
Consumer Discretionary	16.8%	17.3%
Consumer Staples	11.5	13.2
Energy	2.2	2.1
Financials	26.8	26.8
Healthcare	8.6	7.9
Industrials	17.9	11.9
Information Technology	10.1	13.7
Materials	1.0	1.7
Other assets less liabilities	5.1	5.4
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2011, Artisan Global Value Fund declined 0.23%, outperforming the MSCI All Country World IndexSM, which fell 6.01% over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: MasterCard Incorporated, a payment solutions company; Experian PLC, a credit and marketing services firm; Accenture plc, a provider of management and technology consulting services; Signet Jewelers Ltd., a jewelry retailer in the U.S. and U.K.; and Arch Capital Group Ltd., a provider of reinsurance and insurance products.

Notable detractors included financial services providers Lloyds Banking Group plc, ING Groep N.V., and The Bank of New York Mellon Corporation; medical systems, consumer electronics and lighting manufacturer Koninklijke Philips Electronics N.V.; and aggregates and cement producer HeidelbergCement AG.

REGION ALLOCATION

Region	9/30/10	9/30/11
Americas	51.7%	54.2%
Europe	37.9	32.6
Pacific Basin	5.3	7.8

As a percentage of total net assets.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including household goods maker Kao Corporation, discount store operator Target Corporation; home improvement retailer Lowe’s Companies, Inc.; previously mentioned HeidelbergCement AG and previously mentioned Koninklijke Philips Electronics N.V. We funded these purchases in part by selling our positions in Sodexo, Cintas Corporation, The Procter & Gamble Company, Home Retail Group plc and Royal Dutch Shell PLC.

ARTISAN GROWTH OPPORTUNITIES FUND (ARTRX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Growth Opportunities Fund employs a bottom-up investment process to construct a diversified portfolio of growth companies across a broad capitalization range. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation.

The Fund’s investment team attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle.

Franchise characteristics. These are characteristics that the team believes help to protect a company’s stream of cash flow from the effects of competition. The team looks for companies with at least two of the following characteristics: low-cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name.

Attractive valuations. Through its own fundamental research, the team estimates the amount a buyer would pay to buy the entire company (the company’s “intrinsic value” or “private market value”) and considers whether to purchase a stock if it sells at a discount to that estimate.

Accelerating profit cycle. The team tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the profit cycle.

Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/22/2008 to 9/30/2011)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2011)

Fund / Index	1-Year	3-Year	Since Inception
Artisan Growth Opportunities Fund	0.14%	5.70%	3.22%
MSCI ACWISM (All Country World Index)	-6.01	0.59	-1.65
Russell 1000® Index[1]	0.91	1.61	0.34

[1]

Effective January 28, 2011, the Fund’s benchmark was changed from the Russell 1000® Index to the MSCI ACWI (All Country World Index) IndexSM, to provide an appropriate comparison in light of the Fund’s investment strategy.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses to no more than 1.50%, which has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance, which would have been lower in its absence. See page 113 for a description of each index.

INVESTING ENVIRONMENT

For the one-year period ended September 30, 2011, the global stock markets, as represented by the MSCI All Country World IndexSM, posted negative returns. The best performing sectors included consumer staples and health care, whereas, financials and materials trailed. For much of the period, the economic backdrop was a disappointingly slow global economic recovery with some setbacks along the way including weakening sentiment caused by high sovereign debt levels in developed regions.

SECTOR DIVERSIFICATION

Sector	9/30/10	9/30/11
Consumer Discretionary	14.5%	13.2%
Consumer Staples	—	2.9
Energy	2.2	6.7
Financials	3.3	5.4
Healthcare	9.8	18.2
Industrials	22.5	13.4
Information Technology	42.1	28.1
Materials	—	4.1
Other assets less liabilities	5.6	8.0
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2011, Artisan Growth Opportunities Fund returned 0.14%, outperforming the MSCI All Country World IndexSM, but underperforming the Russell 1000® Index, which returned -6.01% and 0.91%, respectively, over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: Cerner Corporation, a health care information technology provider; Apple Inc., a manufacturer of computers and electronic media devices; Starbucks Corporation, a specialty coffee retailer; Polo Ralph Lauren Corporation, an apparel designer and marketer; and Precision Castparts Corp., a manufacturer of complex metal components.

Notable detractors included: Telefonaktiebologet LM Ericsson, a manufacturer of products for wired and mobile communications, Citrix Systems, Inc., a technology solutions provider, Juniper Networks, Inc., a network infrastructure developer, Hexagon AB, an industrial and commercial group, and Baker Hughes Incorporated, a supplier of oil field services.

REGION ALLOCATION

Region	9/30/10	9/30/11
Americas	72.3%	62.0%
Emerging Markets	9.6	17.2
Europe	8.5	9.6
Pacific Basin	4.0	3.2

As a percentage of total net assets.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including Monsanto Company, a provider of agricultural products for farmers, Discover Financial Services, a payment services provider, Regeneron Pharmaceuticals, Inc., a biopharmaceutical company and Baidu, Inc., an Internet search engine provider. We funded these purchases in part by selling our positions in Cummins Inc., C.H. Robinson Worldwide, Inc., Trimble Navigation Limited and Localiza Rent a Car SA.

ARTISAN INTERNATIONAL FUND (ARTIX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Fund employs a fundamental stock selection process focused on identifying long-term growth opportunities.

Themes. The investment team’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally. Changing demographics, developing technology, privatization of economic resources, outsourcing and infrastructure are among the long-term catalysts for change that currently form the basis for the team’s investment themes. The team incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

Sustainable Growth. The team applies a fundamental approach to identifying the long term, sustainable growth characteristics of potential investments. The team seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

Valuation. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and the company’s stock price. The team uses multiple valuation metrics to establish price targets.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/1995 to 9/30/2011)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2011)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan International Fund	-9.95%	-0.79%	-2.53%	4.64%	8.45%
MSCI EAFE® Growth Index	-8.79	-0.63	-2.16	4.86	2.11
MSCI EAFE® Index	-9.36	-1.13	-3.46	5.03	3.40

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 113 for a description of each index.

INVESTING ENVIRONMENT

Over the past twelve-month period, investors reacted to a plethora of macroeconomic events happening in all parts of the globe, which sent stocks into some dramatic swings that were as abrupt as they were frequent. Developed and emerging markets alike were hard hit with meaningful declines in stock prices. When it came to the debt issues facing the U.S. and Europe, the biggest factor to weigh on stocks seemed to be the lack of decisive action from policymakers in both regions. Political stalemates and ambiguity about next steps for debt-laden countries only added to investor worry. Renewed fears of higher inflation and a hard landing for China’s economy also impacted sentiment across the globe, as China has been a key driver of global growth during this tough economic period. The combination of these events and other macroeconomic concerns resulted in negative returns for the MSCI EAFE® Index.

SECTOR DIVERSIFICATION

Sector	9/30/10	9/30/11
Consumer Discretionary	19.2%	19.0%
Consumer Staples	15.4	28.6
Energy	—	4.4
Financials	24.4	14.8
Healthcare	5.3	2.2
Industrials	16.4	12.9
Information Technology	9.3	4.4
Materials	6.6	7.6
Telecommunication Services	1.3	2.5
Utilities	0.4	—
Other assets less liabilities	1.7	3.6
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2011, Artisan International Fund declined 9.95%, underperforming the MSCI EAFE® Growth and MSCI EAFE® indices, which fell 8.79% and 9.36%, respectively, over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: Netherlands based semiconductor manufacturing equipment developer ASML Holding N.V., Macau casino operators Sands China Ltd. and Wynn Macau, Limited, Japanese cigarette and tobacco products manufacturer JAPAN TOBACCO INC. and U.K. listed credit and marketing services provider Experian PLC.

Notable detractors included: Brazilian oil and gas producer Petroleo Brasileiro S.A., Canadian freight and intermodal services provider Canadian Pacific Railway Limited, Hong Kong based property developer Sun Hung Kai Properties Limited, Italian truck and tractor manufacturer Fiat Industrial SpA, and Chinese flavors and fragrances producer Huabao International Holdings Limited.

REGION ALLOCATION

Region	9/30/10	9/30/11
Europe	60.9%	52.2%
Pacific Basin	20.2	31.2
Emerging Markets	11.0	7.9
Americas	6.2	5.1

As a percentage of total net assets.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including Japanese cigarette and tobacco products manufacturer JAPAN TOBACCO INC., Netherlands based branded and packaged consumer goods company Unilever NV, Hong Kong based insurance company AIA Group Ltd., Japanese household and chemical products manufacturer Kao Corporation and French food processing company DANONE S.A. We funded these purchases in part by selling our positions in ASML Holding N.V., Tesco plc, Experian PLC, ING Groep N.V. and Kingfisher plc.

ARTISAN INTERNATIONAL SMALL CAP FUND (ARTJX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Small Cap Fund employs a fundamental stock selection process focused on identifying long-term growth opportunities among small non-U.S. companies.

Themes. The investment team’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally. Changing demographics, developing technology, privatization of economic resources, outsourcing and infrastructure are among the long-term catalysts for change that currently form the basis for the team’s investment themes. The team incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

Sustainable Growth. The team applies a fundamental approach to identifying the long term, sustainable growth characteristics of potential investments. The team seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

Valuation. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and the company’s stock price. The team uses multiple valuation metrics to establish price targets.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/21/2001 to 9/30/2011)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2011)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan International Small Cap Fund	-11.70%	6.23%	1.10%	12.31%
MSCI EAFE® Small Cap Index	-5.50	5.64	-1.88	9.54
MSCI EAFE® Index	-9.36	-1.13	-3.46	4.68

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 113 for a description of each index.

INVESTING ENVIRONMENT

The year ended September 30, 2011 was flecked with geopolitical and natural disasters that left investors jittery about the prospects for a global economic recovery. Escalating sovereign debt concerns in Europe, the downgrading of the U.S. national credit rating and the possibility of an economic hard landing in China only served to heighten investor anxiety over the prospects for global growth. Ultimately, the MSCI EAFE® Small Cap Index posted a loss for the period, with all European markets declining. In the Pacific Basin, a strong showing from Japan (up approximately 12%) helped counter double-digit losses in Hong Kong and Singapore.

SECTOR DIVERSIFICATION

Sector	9/30/10	9/30/11
Consumer Discretionary	33.1%	26.9%
Consumer Staples	15.6	12.8
Financials	6.5	2.9
Healthcare	4.4	5.0
Industrials	22.5	26.2
Information Technology	8.9	8.5
Materials	4.0	4.1
Utilities	4.2	5.2
Other assets less liabilities	0.8	8.4
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2011, Artisan International Small Cap Fund declined 11.70%, underperforming the MSCI EAFE® Small Cap and MSCI EAFE® indices, which fell 5.50% and 9.36%, respectively, over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: Bulgari S.p.A., a luxury goods manufacturer; SJM Holdings Limited, a casino operator in Macau; Melco Crown Entertainment Ltd., a casino operator in Macau; Wirecard AG, a provider of Internet payment and processing services, and Davide Campari – Milano S.p.A., a producer of spirits, wines and soft drinks.

Notable detractors included: Longtop Financial Technologies Limited, a Chinese software application developer; Beijing Enterprises Water Group Limited, a developer of water treatment systems; Smurfit Kappa Group PLC, a packaging products manufacturer; China Gas Holdings Ltd., a natural gas services operator; and Wacker Neuson SE, a manufacturer of light construction equipment and construction machines.

REGION ALLOCATION

Region	9/30/10	9/30/11
Europe	58.4%	52.7%
Emerging Markets	25.1	22.0
Pacific Basin	12.8	16.9
Americas	2.9	—

As a percentage of total net assets.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including Alliance Global Group, Inc., a holding company engaged in the food and beverage, real estate development and fast food restaurant business; Rubis, a company engaged in the storage and distribution of petroleum and other liquid products; Eurofins Scientific, a provider of bio-analytical testing services; AUTOBACS SEVEN CO., LTD., a Japanese retailer of automotive related products and services and NTN CORPORATION, a manufacturer of bearings and machinery parts for industrial use. We funded these purchases in part by selling our positions in Finning International Inc., Punch Taverns plc, Mothercare plc, Remy Cointreau SA and Enterprise Inns plc.

ARTISAN INTERNATIONAL VALUE FUND (ARTKX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Value Fund employs a bottom-up investment process to construct a diversified portfolio of stocks of undervalued non-U.S. companies. The Fund’s investment process is focused on identifying what the investment team believes are high quality, undervalued businesses that offer the potential for superior risk/reward outcomes. The team’s in-depth research process focuses on four key investment characteristics:

Undervaluation. Determining the intrinsic value of the business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.

Business quality. The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

Financial strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

Shareholder-oriented management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/23/2002 to 9/30/2011)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2011)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan International Value Fund	-4.01%	4.90%	1.13%	13.35%
MSCI EAFE® Value Index	-9.99	-1.69	-4.82	7.99
MSCI EAFE® Index	-9.36	-1.13	-3.46	7.62

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 113 for a description of each index.

INVESTING ENVIRONMENT

International equity markets experienced volatility during the year ended September 30, 2011 stemming from concerns over a global economic slowdown, indecision on the political fronts in the U.S. and Europe, sovereign debt downgrades and worries over contagion from Europe’s debt crisis. The tragic earthquake and tsunami in Japan and turmoil in the Middle East also contributed to market volatility. Despite fear in the marketplace, many companies continued to report steady earnings results during the period.

SECTOR DIVERSIFICATION

Sector	9/30/10	9/30/11
Consumer Discretionary	22.7%	23.4%
Consumer Staples	9.2	14.9
Energy	4.5	2.6
Financials	21.1	21.7
Healthcare	7.3	7.9
Industrials	18.1	15.6
Information Technology	7.7	7.0
Materials	3.2	2.5
Other assets less liabilities	6.2	4.4
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2011, Artisan International Value Fund declined 4.01%, outperforming the MSCI EAFE® Value and MSCI EAFE® indices, which fell 9.99% and 9.36%, respectively, over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: Credit Saison Co., Ltd., a consumer card company; Experian PLC, a credit and marketing services firm; Accenture plc, a provider of management and technology consulting services; Signet Jewelers Ltd., a jewelry retailer in the U.S. and U.K.; and Arch Capital Group Ltd., a provider of reinsurance and insurance products.

Notable detractors included financial services providers ING Groep N.V. and Lloyds Banking Group plc; medical systems, consumer electronics and lighting manufacturer Koninklijke Philips Electronics N.V.; international brewer Carlsberg A/S; and aggregates and cement producer HeidelbergCement AG.

REGION ALLOCATION

Region	9/30/10	9/30/11
Europe	63.8%	61.9%
Americas	18.5	17.0
Pacific Basin	11.1	16.2
Emerging Markets	0.4	0.5

As a percentage of total net assets.

FUND CHANGES

We identified some new investment opportunities for the portfolio during the period, including household goods maker Kao Corporation, previously mentioned Koninklijke Philips Electronics N.V., previously mentioned ING Groep N.V., food retailer Koninklijke Ahold NV and lighting equipment manufacturer Stanley Electric Co., Ltd. We funded these purchases in part by selling our positions in Givaudan SA, Royal Dutch Shell PLC and Home Retail Group plc.

ARTISAN MID CAP FUND (ARTMX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Mid Cap Fund employs a bottom-up investment process to construct a diversified portfolio of primarily U.S. mid-cap growth companies. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation.

The Fund’s investment team attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle.

Franchise characteristics. These are characteristics that the team believes help to protect a company’s stream of cash flow from the effects of competition. The team looks for companies with at least two of the following characteristics: low-cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name.

Attractive valuations. Through its own fundamental research, the team estimates the amount a buyer would pay to buy the entire company (the company’s “intrinsic value” or “private market value”) and considers whether to purchase a stock if it sells at a discount to that estimate.

Accelerating profit cycle. The team tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the profit cycle.

Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/1997 to 9/30/2011)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2011)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Mid Cap Fund	5.38%	9.53%	5.76%	7.90%	12.92%
Russell Midcap® Growth Index	0.80	5.89	1.64	6.70	5.32
Russell Midcap® Index	-0.88	3.96	0.56	7.45	7.09

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 113 for a description of each index.

INVESTING ENVIRONMENT

For the one-year period ended September 30, 2011 mid-cap stocks, as represented by the Russell Midcap® Index, finished slightly negative. Mid-cap growth stocks, as represented by the Russell Midcap® Growth Index performed better. The best performing sectors in the Russell Midcap® Growth Index included consumer staples, utilities and consumer discretionary, whereas, telecommunications services and information technology trailed. For much of the period, the economic backdrop was a slower than initially expected economic recovery, but there were also some setbacks along the way including weakening sentiment caused by high sovereign debt levels in developed regions. Overall, corporate earnings remained relatively healthy throughout the period.

SECTOR DIVERSIFICATION

Sector	9/30/10	9/30/11
Consumer Discretionary	20.7%	19.6%
Consumer Staples	—	2.6
Energy	5.0	7.3
Financials	7.4	5.1
Healthcare	12.4	22.5
Industrials	18.7	12.6
Information Technology	33.5	25.9
Other assets less liabilities	2.3	4.4
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2011, Artisan Mid Cap Fund returned 5.38%, outperforming the Russell Mid Cap® Growth and Russell Mid Cap® indices, which fell 0.80% and 0.88%, respectively, over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: Cerner Corporation, a health care information technology provider; lululemon athletica inc., a specialty apparel retailer; Regeneron Pharmaceuticals, Inc., a biopharmaceutical company; athenahealth, Inc., an internet-based business services provider; and Polo Ralph Lauren Corporation, an apparel designer and marketer.

Notable detractors included: Comerica Incorporated, a bank holding company; MercadoLibre, Inc., an online trading site operator; Ctrip.com International Ltd., an airline and hotel accommodation consolidator; Citrix Systems, Inc., a technology solutions provider; and Juniper Networks, Inc., a network infrastructure developer.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including Regeneron Pharmaceuticals, Inc., a biopharmaceutical company; Teradata Corporation, an enterprise data warehouse; Discover Financial Services, a payment services provider; and Cepheid, a molecular diagnostics company. We funded these purchases in part by selling our positions in Cummins Inc., C.H. Robinson Worldwide, Inc., GSI Commerce, Inc. and NetApp, Inc.

ARTISAN MID CAP VALUE FUND (ARTQX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Mid Cap Value Fund employs a bottom-up investment process to construct a diversified portfolio of stocks of medium-sized U.S. companies that the investment team believes are undervalued, in solid financial condition and have attractive business economics. The team believes companies with these characteristics are less likely to experience eroding values over the long term.

Attractive valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound financial condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interests of the companies’ shareholders.

Attractive business economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/2001 to 9/30/2011)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2011)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Mid Cap Value Fund	2.51%	4.89%	3.51%	10.92%	9.44%
Russell Midcap® Value Index	-2.36	1.98	-0.84	7.54	6.76
Russell Midcap® Index	-0.88	3.96	0.56	7.45	6.10

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 113 for a description of each index.

INVESTING ENVIRONMENT

The one-year period ended September 30, 2011 began strongly, with equities turning in solid gains through the first nine months buoyed by steady corporate profits. Equities fell sharply in the final three months of the period due to a variety of macroeconomic concerns, including the stability of the European banking system owing to sovereign debt exposures and slowing economic growth in the U.S. and around the world.

SECTOR DIVERSIFICATION

Sector	9/30/10	9/30/11
Consumer Discretionary	7.9%	7.3%
Consumer Staples	6.0	5.5
Energy	8.4	7.1
Financials	18.1	21.8
Healthcare	4.2	3.2
Industrials	20.6	18.9
Information Technology	22.9	25.0
Utilities	8.6	7.9
Other assets less liabilities	3.3	3.3
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2011, Artisan Mid Cap Value Fund returned 2.51%, outperforming the Russell Midcap® Value and Russell Midcap® indices which fell 2.36% and 0.88%, respectively, over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: National Semiconductor Corporation, a semiconductor manufacturer; Nabors Industries Ltd., a land-based drilling contractor; Range Resources Corporation, an independent exploration and production company; Pride International, Inc., an offshore drilling contractor; and American Water Works Company, Inc., a waste and wastewater services provider.

Notable detractors included: Lexmark International, Inc., a worldwide printer vendor; SAIC, Inc., a research, engineering and technical services firm; Ensco plc, a global offshore driller; Manpower Inc., a provider of temporary staffing services; and The Allstate Corporation, a personal lines insurer.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including previously mentioned Lexmark International, Inc., in addition to Spirit AeroSystems Holdings, Inc., a maker of aerostructures; Loews Corporation, a diversified holding company; Broadridge Financial Solutions, Inc., a provider of investor communication and trade processing services; and Northern Trust Corporation, a provider of financial services. We funded these purchases in part by selling our positions in previously mentioned Nabors Industries Ltd., in addition to Cintas Corporation, Stryker Corporation, Acuity Brands, Inc. and H.J. Heinz Company.

ARTISAN SMALL CAP FUND (ARTSX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Small Cap Fund employs a bottom-up investment process to construct a diversified portfolio of primarily U.S. small-cap growth companies. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation.

The Fund’s investment team attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle.

Franchise characteristics. These are characteristics that the team believes help to protect a company’s stream of cash flow from the effects of competition. The team looks for companies with at least two of the following characteristics: low-cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name.

Attractive valuations. Through its own fundamental research, the team estimates the amount a buyer would pay to buy the entire company (the company’s “intrinsic value” or “private market value”) and considers whether to purchase a stock if it sells at a discount to that estimate.

Accelerating profit cycle. The team tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the profit cycle.

Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/1995 to 9/30/2011)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2011)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Small Cap Fund	11.18%	6.90%	0.75%	5.80%	6.69%
Russell 2000® Growth Index	-1.12	2.07	0.96	5.45	4.71
Russell 2000® Index	-3.53	-0.37	-1.02	6.12	7.06

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 113 for a description of each index.

INVESTING ENVIRONMENT

For the one-year period ended September 30, 2011 small-cap stocks, as represented by the Russell 2000® Index, finished negative. Small-cap growth stocks, as represented by the Russell 2000® Growth Index, performed better though still negative. The best performing sector in the Russell 2000® Growth Index was consumer staples, whereas the materials sector trailed. For much of the period, the economic backdrop was a slower than initially expected economic recovery, but there were also some setbacks along the way including weakening sentiment caused by high sovereign debt levels in developed regions. Overall corporate earnings remained relatively healthy throughout the period.

SECTOR DIVERSIFICATION

Sector	9/30/10	9/30/11
Consumer Discretionary	13.8%	17.7%
Consumer Staples	1.4	5.0
Energy	4.7	4.0
Financials	9.7	4.4
Healthcare	13.4	23.5
Industrials	19.5	18.9
Information Technology	33.4	22.4
Utilities	1.5	0.3
Other assets less liabilities	2.6	3.8
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2011, Artisan Small Cap Fund returned 11.18%, outperforming the Russell 2000® Growth and Russell 2000® indices, which fell 1.12% and 3.53%, respectively, over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: Cepheid, a molecular diagnostics provider; Ulta Salon, Cosmetics & Fragrance, Inc., a specialty cosmetics retailer; athenahealth, Inc., an internet-based business services company; Regeneron Pharmaceuticals, Inc., a biopharmaceutical company; and Varian Semiconductor Equipment Associates, Inc., a manufacturer of semiconductor processing equipment.

Notable detractors included: ReachLocal, Inc., an online marketing provider, FirstMerit Corporation, a bank holding company, Acuity Brands, Inc., a manufacturer of lighting equipment, MercadoLibre Inc., an online trading site for Latin American markets and K12 Inc., an online educational company.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including Regeneron Pharmaceuticals, Inc., a biopharmaceutical company; Woodward Governor Company, a manufacturer of energy control solutions; Universal Display Corporation, a manufacturer of organic light emitting diode technologies for displays; and Thomas & Betts Corporation, a manufacturer of electrical components. We funded these purchases in part by selling our positions in Rovi Corporation, Atheros Communications, Inc., GSI Commerce, Inc. and Moog Inc.

ARTISAN SMALL CAP VALUE FUND (ARTVX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Small Cap Value Fund employs a bottom-up investment process to construct a diversified portfolio of small-cap U.S. companies that the team believes are undervalued, in solid financial condition and have attractive business economics. The team believes companies with these characteristics are less likely to experience eroding values over the long term.

Attractive valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound financial condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

Attractive business economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/29/1997 to 9/30/2011)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2011)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Small Cap Value Fund	-3.61%	2.01%	1.46%	9.70%	9.05%
Russell 2000® Value Index	-5.99	-2.78	-3.08	6.47	5.50
Russell 2000® Index	-3.53	-0.37	-1.02	6.12	3.90

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 113 for a description of each index.

INVESTING ENVIRONMENT

The one-year period ended September 30, 2011 began strongly, with equities turning in solid gains through the first nine months buoyed by steady corporate profits. Equities fell sharply in the final three months of the period due to a variety of macroeconomic concerns, including the stability of the European banking system owing to sovereign debt exposures and slowing economic growth in the U.S. and around the world.

SECTOR DIVERSIFICATION

Sector	9/30/10	9/30/11
Consumer Discretionary	6.4%	12.1%
Consumer Staples	2.3	1.5
Energy	12.0	10.4
Financials	7.8	8.9
Healthcare	2.6	2.4
Industrials	21.7	27.6
Information Technology	29.8	23.9
Materials	3.9	5.9
Telecommunication Services	—	1.5
Utilities	10.1	4.3
Other assets less liabilities	3.4	1.5
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2011, Artisan Small Cap Value Fund returned -3.61%, outperforming the Russell 2000® Value Index, but trailing the Russell 2000® Index, which fell 5.99% and 3.53%, respectively, over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: Patterson-UTI Energy, Inc., an onshore drilling rig contractor; MicroStrategy Incorporated, a provider of business intelligence software; Monster Worldwide, Inc., an internet company; Varian Semiconductor Equipment Associates, Inc., a supplier of semiconductor manufacturing equipment; and Lawson Software, Inc., an enterprise software developer.

Notable detractors included: exploration and production companies Forest Oil Corporation, Comstock Resources, Inc., and Penn Virginia Corporation; Quad/Graphics, Inc., a provider of print solutions; and Atlas Air Worldwide Holdings, Inc., a provider of outsourced wide-body freighter aircraft.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including Intersil Corporation, a manufacturer of analog integrated circuits; Hatteras Financial Corp., a mortgage real estate investment trust; and Cloud Peak Energy Inc., a U.S. coal producer. We funded these purchases in part by selling our positions in previously mentioned Patterson-UTI Energy, Inc. and Varian Semiconductor Equipment Associates, Inc., in addition to Anixter International Inc.

ARTISAN VALUE FUND (ARTLX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Value Fund employs a bottom-up investment process to construct a diversified portfolio of stocks that the team believes are undervalued, in solid financial condition with attractive business economics. The team believes companies with these characteristics are less likely to experience eroding values over the long term.

Attractive valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound financial condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

Attractive business economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/27/2006 to 9/30/2011)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2011)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan Value Fund	3.10%	2.90%	-0.06%	0.68%
Russell 1000® Value Index	-1.89	-1.52	-3.53	-2.14
Russell 1000® Index	0.91	1.61	-0.91	-0.29

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 113 for a description of each index.

INVESTING ENVIRONMENT

The one-year period ended September 30, 2011 began strongly, with equities turning in solid gains through the first nine months buoyed by steady corporate profits. Equities fell sharply in the final three months of the period due to a variety of macroeconomic concerns, including the stability of the European banking system owing to sovereign debt exposures and slowing economic growth in the U.S. and around the world.

SECTOR DIVERSIFICATION

Sector	9/30/10	9/30/11
Consumer Discretionary	—%	9.1%
Consumer Staples	4.6	10.3
Energy	12.8	10.8
Financials	23.5	27.4
Healthcare	14.5	2.9
Industrials	8.2	2.6
Information Technology	34.0	34.4
Other assets less liabilities	2.4	2.5
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2011, Artisan Value Fund returned 3.10%, outperforming the Russell 1000® Value and Russell 1000® indices which returned -1.89% and 0.91%, respectively, over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: National Semiconductor Corporation, a semiconductor manufacturer; Exxon Mobil Corporation, an integrated oil and gas company; Nabors Industries Ltd., a land-based drilling contractor; Accenture plc, a consulting services provider; and International Business Machines Corporation, an information technology company.

Notable detractors included: Hewlett-Packard Company, a diversified technology company; Cisco Systems, Inc., a communications networking solutions provider; Cimarex Energy Co., an independent oil and gas exploration and production company; and diversified financial services firms The Bank of New York Mellon Corporation and The Goldman Sachs Group, Inc.

REGION ALLOCATION

Region	9/30/10	9/30/11
Americas	97.6%	91.8%
Europe	—	5.7

As a percentage of total net assets.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including previously mentioned Cisco Systems, Inc., in addition to Apple Inc., a consumer electronics company; Avnet, Inc., a global distributor of electronic components and computer products; and retailers Target Corporation and Tesco plc. We funded these purchases in part by selling our positions in previously mentioned International Business Machines Corporation and Accenture plc, in addition to Baxter International Inc., Pfizer Inc. and Johnson & Johnson.

ARTISAN GLOBAL EQUITY FUND

Schedule of Investments – September 30, 2011

Dollar values in thousands

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 96.5%

BELGIUM - 1.9%
Anheuser-Busch InBev NV(1)	3,963	$210

BRAZIL - 2.0%
Banco Daycoval SA, Preferred(2)	20,700	94
Fleury SA	10,300	123

		217
CANADA - 1.1%
Canadian National Railway Company	1,798	120

DENMARK - 1.1%
Novo Nordisk A/S, Class B(1)	1,195	119

FRANCE - 9.6%
Air Liquide SA(1)	1,202	141
Christian Dior SA(1)	1,112	124
DANONE S.A.(1)	4,306	265
Ipsos(1)	4,177	135
Pernod Ricard SA(1)	1,825	143
Schneider Electric SA(1)	4,406	237

		1,045
GERMANY - 4.0%
Bayer AG(1)	2,249	124
Henkel AG & Co.(1)	3,585	157
Linde AG(1)	1,135	151

		432
HONG KONG - 6.0%
AIA Group Ltd.(1)	83,195	236
Dairy Farm International Holdings Limited(1)	8,900	76
Samsonite International SA(1)(3)	79,360	111
Sands China Ltd.(1)(3)	99,610	229

		652
INDIA - 2.6%
Housing Development Finance Corporation Ltd.(1)	22,165	287

JAPAN - 5.7%
CANON INC.(1)	2,800	127
INPEX CORPORATION(1)	28	173
Kao Corporation(1)	5,800	161
LAWSON, INC.(1)	2,800	158

		619

KOREA - 1.1%
Samsung Electronics Co., Ltd.(1)	179	$125

NETHERLANDS - 3.6%
Akzo Nobel N.V.(1)	3,862	171
Unilever NV (DR)(1)	7,201	228

		399
PERU - 1.1%
Credicorp Ltd.	1,327	122

PHILIPPINES - 1.6%
Alliance Global Group, Inc.(1)	618,830	131
Puregold Price Club, Inc.(1)(3)(4)	150,000	43

		174
RUSSIA - 1.0%
Gazprom (DR)(1)	10,985	105

SWITZERLAND - 8.1%
Givaudan SA(1)	186	145
Julius Baer Group Ltd.(1)	3,451	115
Nestle SA(1)	6,516	358
Sonova Holding AG(1)	1,324	119
Swatch Group AG - Bearer Shares(1)	436	143

		880
UNITED KINGDOM - 10.4%
Experian PLC(1)	9,849	111
GlaxoSmithKline PLC(1)	7,260	150
HSBC Holdings plc(1)	21,865	167
Petrofac Limited(1)	5,224	97
Prudential plc(1)	15,025	129
Standard Chartered plc(1)	4,841	97
Vodafone Group Plc(1)	75,325	194
WPP plc(1)	20,676	191

		1,136
UNITED STATES - 35.6%
3M Company	2,334	168
Abercrombie & Fitch Co.	2,933	181
Accenture plc, Class A	2,578	136
Allergan, Inc.	1,746	144
American Express Company	4,033	181
Apple Inc.(3)	431	164
CME Group Inc., Class A	645	159
The Coca-Cola Company	3,323	224
Colgate-Palmolive Company	1,561	138

	Shares Held	Value

UNITED STATES (CONTINUED)
The Dun & Bradstreet Corporation	2,826	$173
EMC Corporation(3)	10,678	224
Google Inc., Class A(3)	567	292
Halliburton Company	4,478	137
MasterCard Incorporated, Class A	387	123
McDonald’s Corporation	2,306	202
Movado Group, Inc.	12,585	153
Oracle Corporation	6,656	191
The Procter & Gamble Company	3,505	221
Thermo Fisher Scientific Inc.(3)	3,234	164
United Technologies Corporation	1,926	135
The Walt Disney Company	5,851	176
YUM! Brands, Inc.	3,943	195

		3,881

Total common and preferred stocks (Cost $10,986)		10,523

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 4.9%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/11, due 10/3/11, maturity value $541 (Cost $541)(5)	$541	$541

Total investments - 101.4% (Cost $11,527)		11,064

Other assets less liabilities - (1.4%)		(156)

Total net assets - 100.0%(6)		$10,908

(1)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $6,183 or 56.7% of total net assets. See notes 2(a) and 2(b) in Notes to Financial Statements for additional information.

(2)	Non-voting shares.
(3)	Non-income producing security.
(4)

Security has been determined to be illiquid under procedures established by the board of directors of Artisan Funds. In total, the value of securities determined to be illiquid were $43, or 0.4% of total net assets.

(5)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	4.625%	2/15/2040	$557

(6)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

FOREIGN CURRENCY FORWARD CONTRACTS
Dollar values in thousands
Description	Counterparty	Trans- action Type	Settlement Date	Cost on Origination Date	Value	Unrealized Appreciation (Depreciation)
Japanese Yen	State Street Bank and Trust Company	Buy	11/17/2011	$(173)	$(172)	$(1)
Japanese Yen	State Street Bank and Trust Company	Sell	11/17/2011	173	172	1

				$-	$-	$-

PORTFOLIO DIVERSIFICATION - September 30, 2011
Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$1,840	16.9%
Consumer Staples	2,382	21.8
Energy	512	4.7
Financials	1,587	14.5
Healthcare	943	8.6
Industrials	1,075	9.9
Information Technology	1,382	12.7
Materials	608	5.6
Telecommunication Services	194	1.8

Total common and preferred stocks	10,523	96.5
Short-term investments	541	4.9

Total investments	11,064	101.4
Other assets less liabilities	(156)	(1.4)

Total net assets	$10,908	100.0%

CURRENCY EXPOSURE - September 30, 2011
Dollar values in thousands
	Value	Percentage of Total Investments
Brazilian real	$217	2.0%
British pound	1,136	10.3
Canadian dollar	120	1.1
Danish krone	119	1.1
Euro	2,086	18.8
Hong Kong dollar	576	5.2
Indian rupee	287	2.6
Japanese yen	619	5.6
Korean won	125	1.1
Philippine peso	174	1.6
Swiss franc	880	7.9
U.S. dollar	4,725	42.7

Total investments	$11,064	100.0%

TOP TEN HOLDINGS - September 30, 2011
Company Name	Country	Percentage of Total Net Assets
Nestle SA	Switzerland	3.3%
Google Inc.	United States	2.7
Housing Development Finance Corporation Ltd.	India	2.6
DANONE S.A.	France	2.4
Schneider Electric SA	France	2.2
AIA Group Ltd.	Hong Kong	2.2
Sands China Ltd.	Hong Kong	2.1
Unilever NV	Netherlands	2.1
The Coca-Cola Company	United States	2.1
EMC Corporation	United States	2.1

Total		23.8%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN GLOBAL VALUE FUND

Schedule of Investments – September 30, 2011

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 94.6%

BELGIUM - 1.6%
Groupe Bruxelles Lambert S.A.(1)	15,408	$1,084

FRANCE - 4.5%
Publicis Groupe(1)	37,482	1,569
Total SA(1)	31,325	1,381

		2,950
GERMANY - 1.7%
HeidelbergCement AG(1)	30,482	1,102

HONG KONG - 0.8%
Guoco Group Limited(1)	56,673	513

IRELAND - 1.1%
Ryanair Holdings PLC, Equity-Linked Security, 144A(1)(2)(3)(4)(5)	167,027	739

JAPAN - 7.0%
Credit Saison Co., Ltd.(1)	64,400	1,239
Daiwa Securities Group Inc.(1)	119,016	444
Kao Corporation(1)	54,200	1,508
Mitsubishi UFJ Financial Group, Inc.(1)	131,228	590
SANKYO CO., LTD.(1)	13,048	704
Stanley Electric Co., Ltd.(1)	9,700	146

		4,631
NETHERLANDS - 2.5%
ING Groep N.V.(1)(2)	115,105	810
Koninklijke Philips Electronics N.V.(1)	45,857	821

		1,631
SWITZERLAND - 7.2%
Adecco SA(1)	24,186	948
Novartis AG(1)	36,608	2,043
Panalpina Welttransport Holding AG(1)(2)	12,135	1,033
Pargesa Holding SA - Bearer Shares(1)	10,203	697

		4,721
UNITED KINGDOM - 14.0%
BAE Systems plc(1)	74,494	307
Compass Group PLC(1)	336,436	2,721
Diageo plc(1)	112,845	2,147
Experian PLC(1)	77,733	874
Lloyds Banking Group plc(1)(2)	1,696,008	899
Unilever PLC (DR)	71,182	2,220

		9,168

UNITED STATES - 54.2%
3M Company	27,037	$1,941
Accenture plc, Class A	12,436	655
American Express Company	38,857	1,745
Arch Capital Group Ltd.(2)(6)	78,490	2,565
The Bank of New York Mellon Corporation	105,516	1,962
Becton, Dickinson and Company	11,150	818
The Chubb Corporation	36,234	2,174
Cisco Systems, Inc.	47,940	743
CVS Caremark Corporation	21,347	717
Fidelity National Financial, Inc.	43,669	663
Google Inc., Class A(2)	4,295	2,209
Johnson & Johnson	36,944	2,354
Lockheed Martin Corporation	15,402	1,119
Lowe’s Companies, Inc.	72,655	1,405
Marsh & McLennan Companies, Inc.	84,366	2,239
MasterCard Incorporated, Class A	9,719	3,082
Mohawk Industries, Inc.(2)	26,416	1,133
Signet Jewelers Ltd.(2)	65,252	2,206
Target Corporation	29,995	1,471
TE Connectivity Ltd.	82,993	2,335
Wal-Mart Stores, Inc.	39,908	2,071

		35,607

Total common stocks (Cost $60,555)		62,146

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 7.0%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/11, due 10/3/11, maturity value $4,589 (Cost $4,589)(7)	$4,589	$4,589

Total investments - 101.6% (Cost $65,144)		66,735

Other assets less liabilities - (1.6%)		(1,069)

Total net assets - 100.0%(8)		$65,666

(1)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $24,319 or 37.0% of total net assets. See notes 2(a) and 2(b) in Notes to Financial Statements for additional information.

(2)	Non-income producing security.
(3)	Non-voting shares.
(4)

Security is an equity-linked participation certificate issued by HSBC Bank plc. As described in Note 2(i) in Notes to Financial Statements, equity-linked participation certificates are subject to counterparty risk with respect to the bank or broker-dealer that issues them.

(5)

Security is restricted. Ryanair Holdings PLC was acquired in a transaction under Rule 144A of the Securities Act of 1933, as amended. The shares of Ryanair Holdings PLC may be resold in transactions exempt from registration to qualified institutional buyers.

Security	Acquisition Dates	Cost	Value	Percentage of Total Net Assets
Ryanair Holdings PLC	8/26/09-9/22/11	$692	$739	1.1%

(6)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(7)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	4.625%	2/15/2040	$4,682

(8)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

FOREIGN CURRENCY FORWARD CONTRACTS
Dollar values in thousands
Description	Counterparty	Trans- action Type	Settlement Date	Cost on Origination Date	Value	Unrealized Appreciation
Japanese Yen	State Street Bank and Trust Company	Sell	11/17/2011	$3,350	$3,337	$13
Japanese Yen	State Street Bank and Trust Company	Sell	11/17/2011	208	208	-	(1)
Japanese Yen	State Street Bank and Trust Company	Sell	11/17/2011	140	138	2

				$3,698	$3,683	$15

(1)	Amount rounds to less than $1.

PORTFOLIO DIVERSIFICATION - September 30, 2011
Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$11,355	17.3%
Consumer Staples	8,663	13.2
Energy	1,381	2.1
Financials	17,624	26.8
Healthcare	5,215	7.9
Industrials	7,782	11.9
Information Technology	9,024	13.7
Materials	1,102	1.7

Total common stocks	62,146	94.6
Short-term investments	4,589	7.0

Total investments	66,735	101.6
Other assets less liabilities	(1,069)	(1.6)

Total net assets	$65,666	100.0%

CURRENCY EXPOSURE - September 30, 2011
Dollar values in thousands
	Value	Percentage of Total Investments
British pound	$6,948	10.4%
Euro	7,506	11.2
Hong Kong dollar	513	0.8
Japanese yen	4,631	6.9
Swiss franc	4,721	7.1
U.S. dollar	42,416	63.6

Total investments	$66,735	100.0%

TOP TEN HOLDINGS - September 30, 2011
Company Name	Country	Percentage of Total Net Assets
MasterCard Incorporated	United States	4.7%
Compass Group PLC	United Kingdom	4.1
Arch Capital Group Ltd.	United States	3.9
Johnson & Johnson	United States	3.6
TE Connectivity Ltd	United States	3.6
Marsh & McLennan Companies, Inc.	United States	3.4
Unilever PLC	United Kingdom	3.4
Google Inc.	United States	3.4
Signet Jewelers Ltd.	United States	3.4
The Chubb Corporation	United States	3.3

Total		36.8%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN GROWTH OPPORTUNITIES FUND

Schedule of Investments – September 30, 2011

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 92.0%

BRAZIL - 6.3%
Anhanguera Educacional Participacoes SA	101,900	$1,312
BR Malls Participacoes	122,500	1,252
Mills Estruturas e Servicos de Engenharia SA	375,550	3,855
OdontoPrev SA	231,550	3,422

		9,841
CANADA - 0.7%
Tourmaline Oil Corp.(1)	39,900	1,173

CHINA - 5.9%
Baidu, Inc., Class A (DR)(1)	33,100	3,539
Ctrip.com International, Ltd. (DR)(1)	61,602	1,981
Shandong Weigao Group Medical Polymer Company Limited, H Shares(2)	1,777,900	1,986
Tsingtao Brewery Company Limited, H Shares(2)	300,800	1,625

		9,131
HONG KONG - 1.3%
Wynn Macau Limited(2)	856,269	1,968

INDIA - 3.2%
HDFC Bank Limited (DR)	96,900	2,825
Jubilant Foodworks Limited(1)(2)	132,325	2,139

		4,964
JAPAN - 1.9%
FANUC CORP.(2)	21,200	2,919

SWEDEN - 3.4%
Hexagon AB, Class B(2)	222,645	2,898
Telefonaktiebolaget LM Ericsson (DR), Class B	253,500	2,421

		5,319
SWITZERLAND - 1.7%
Compagnie Financiere Richemont SA - Bearer Shares(2)	59,350	2,635

TURKEY - 1.8%
Coca-Cola Icecek AS(2)	209,367	2,843

UNITED KINGDOM - 4.5%
ARM Holdings PLC(2)	272,250	2,330
Rotork plc(2)	123,600	2,975
The Weir Group PLC(2)	73,000	1,749

		7,054

UNITED STATES - 61.3%
Agilent Technologies, Inc.(1)	130,613	$4,082
Allergan, Inc.	83,225	6,856
Apple Inc.(1)	20,975	7,995
Baker Hughes Incorporated	60,800	2,807
Biogen Idec Inc.(1)	31,000	2,888
Broadcom Corporation, Class A	105,300	3,505
Cerner Corporation(1)	72,058	4,937
Citrix Systems, Inc.(1)	62,050	3,384
Discover Financial Services	189,800	4,354
eBay Inc.(1)	57,600	1,699
EMC Corporation(1)	268,700	5,640
Google Inc., Class A(1)	13,520	6,954
IHS Inc.(1)	72,400	5,416
Monsanto Company	105,000	6,304
National Oilwell Varco, Inc.	70,750	3,624
Occidental Petroleum Corporation	40,450	2,892
Polo Ralph Lauren Corporation, Class A	30,050	3,897
Precision Castparts Corp.	25,375	3,945
Regeneron Pharmaceuticals, Inc.(1)	72,300	4,208
salesforce.com, inc.(1)	16,300	1,863
Starbucks Corporation	179,202	6,682
Teradata Corporation(1)	28,400	1,520

		95,452

Total common stocks (Cost $140,466)		143,299

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 6.6%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/11, due 10/3/11, maturity value $10,298 (Cost $10,298)(3)	$10,298	$10,298

Total investments - 98.6% (Cost $150,764)		153,597

Other assets less liabilities - 1.4%		2,130

Total net assets - 100.0%(4)		$155,727

(1)	Non-income producing security.
(2)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $26,067 or 16.7% of total net assets. See notes 2(a) and 2(b) in Notes to Financial Statements for additional information.

(3)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	4.625%	2/15/2040	$10,504

(4)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

FOREIGN CURRENCY FORWARD CONTRACTS
Dollar values in thousands
Description	Counterparty	Trans- action Type	Settlement Date	Cost on Origination Date	Value	Unrealized Appreciation
Japanese Yen	State Street Bank and Trust Company	Sell	11/17/2011	$1,350	$1,345	$5

PORTFOLIO DIVERSIFICATION - September 30, 2011
Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$20,614	13.2%
Consumer Staples	4,468	2.9
Energy	10,496	6.7
Financials	8,431	5.4
Healthcare	28,379	18.2
Industrials	20,859	13.4
Information Technology	43,748	28.1
Materials	6,304	4.1

Total common stocks	143,299	92.0
Short-term investments	10,298	6.6

Total investments	153,597	98.6
Other assets less liabilities	2,130	1.4

Total net assets	$155,727	100.0%

CURRENCY EXPOSURE - September 30, 2011
Dollar values in thousands
	Value	Percentage of Total Investments
Brazilian real	$9,841	6.4%
British pound	7,054	4.6
Canadian dollar	1,173	0.8
Hong Kong dollar	5,579	3.6
Indian rupee	2,139	1.4
Japanese yen	2,919	1.9
Swedish krona	2,898	1.9
Swiss franc	2,635	1.7
Turkish lira	2,843	1.8
U.S. dollar	116,516	75.9

Total investments	$153,597	100.0%

TOP TEN HOLDINGS - September 30, 2011
Company Name	Country	Percentage of Total Net Assets
Apple Inc.	United States	5.1%
Google Inc.	United States	4.5
Allergan, Inc.	United States	4.4
Starbucks Corporation	United States	4.3
Monsanto Company	United States	4.0
EMC Corporation	United States	3.6
IHS Inc.	United States	3.5
Cerner Corporation	United States	3.2
Discover Financial Services	United States	2.8
Regeneron Pharmaceuticals, Inc.	United States	2.7

Total		38.1%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN INTERNATIONAL FUND

Schedule of Investments – September 30, 2011

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 96.4%

AUSTRALIA - 3.1%
Asciano Ltd(1)	49,436,719	$68,046
Coca-Cola Amatil Limited(1)	1,052,858	12,047
Foster’s Group Limited(1)	25,432,636	129,113
Treasury Wine Estates(1)	8,697,648	32,163

		241,369
BELGIUM - 4.6%
Anheuser-Busch InBev NV(1)	6,845,441	363,037

BRAZIL - 1.0%
Petroleo Brasileiro S.A. (DR)	3,455,548	77,577

CANADA - 3.2%
Canadian National Railway Company	696,160	46,350
Canadian Pacific Railway Limited	4,239,583	203,882

		250,232
CHINA - 4.1%
Baidu, Inc., Class A (DR)(2)	1,967,771	210,374
Beijing Enterprises Holdings Ltd.(1)	7,931,853	39,691
China Mobile Limited(1)	1,648,500	16,087
China Resources Land Limited(1)	34,262,700	35,959
MGM China Holdings Ltd.(1)(2)	16,200,400	20,981

		323,092
FRANCE - 11.1%
Air Liquide SA(1)	396,988	46,423
BNP Paribas(1)	1,669,512	66,083
DANONE S.A.(1)	1,934,859	119,074
LVMH Moet Hennessy Louis Vuitton SA(1)	348,730	46,244
Pernod Ricard SA(1)	2,346,610	183,994
Publicis Groupe(1)	1,346,780	56,385
Schneider Electric SA(1)	1,779,804	95,822
Societe Generale(1)	63,234	1,657
Technip SA(1)	192,686	15,420
Unibail-Rodamco(1)	894,650	159,446
Vinci SA(1)	1,801,612	77,360

		867,908
GERMANY - 10.8%
BASF AG(1)	462,331	28,052
Bayer AG(1)	2,786,103	153,113
Beiersdorf AG(1)	1,540,904	82,520
Brenntag AG(1)	974,859	84,769
Daimler AG(1)	2,512,796	111,303

GERMANY (CONTINUED)
Linde AG(1)	2,176,886	$290,337
Siemens AG(1)	1,018,573	92,020

		842,114
HONG KONG - 15.3%
AIA Group Ltd.(1)	76,791,700	218,325
BOC Hong Kong (Holdings) Limited(1)	17,464,450	36,725
Cheung Kong (Holdings) Limited(1)	6,027,013	64,520
Galaxy Entertainment Group Limited(1)(2)	18,992,324	26,681
Hang Seng Bank Limited(1)	5,367,677	62,899
Henderson Land Development Company Limited(1)	14,134,700	62,793
Hongkong Land Holdings Limited(1)	10,162,926	44,994
NWS Holdings Limited(1)	35,434,846	47,117
Sands China Ltd.(1)(2)	135,974,230	312,739
Sino Land Company Limited(1)	71,510,690	95,136
Sun Hung Kai Properties Limited(1)	7,827,400	88,685
Wynn Macau Limited(1)	58,315,598	134,007

		1,194,621
INDIA - 1.1%
Coal India Limited(1)	1,912,534	12,876
Housing Development Finance Corporation Ltd.(1)	5,598,354	72,392

		85,268
ITALY - 0.9%
Fiat Industrial SpA(1)(2)	10,041,047	74,870

JAPAN - 11.9%
BRIDGESTONE CORPORATION(1)	3,975,800	90,149
HONDA MOTOR CO., LTD.(1)	6,737,200	197,535
JAPAN TOBACCO INC.(1)	61,717	287,939
Kao Corporation(1)	4,887,500	135,953
MITSUI & CO., LTD.(1)	2,717,514	39,333
SOFTBANK Corp(1)	6,169,400	180,596

		931,505
KOREA - 0.9%
NHN Corp.(1)(2)	391,813	73,868

NETHERLANDS - 5.4%
Akzo Nobel N.V.(1)	2,721,854	120,327
Koninklijke Vopak NV(1)	558,508	26,757
Unilever NV (DR)(1)	8,815,121	279,210

		426,294

	Shares Held	Value

NIGERIA - 0.0%(3)
Nigerian Breweries Plc.	165,343	$83

RUSSIA - 0.8%
Gazprom (DR)(1)	6,999,487	66,953

SINGAPORE - 0.9%
City Developments Limited(1)	2,905,730	21,093
Genting Singapore PLC(1)(2)	42,552,571	49,451

		70,544
SWEDEN - 0.5%
Sandvik AB(1)	3,245,047	37,276

SWITZERLAND - 8.9%
Adecco SA(1)	1,983,903	77,795
Compagnie Financiere Richemont SA - Bearer Shares(1)	1,788,519	79,394
Givaudan SA(1)	87,410	68,287
Nestle SA(1)	5,495,819	302,107
Swatch Group AG - Bearer Shares(1)	505,302	165,596

		693,179
UNITED KINGDOM - 10.0%
BG Group plc(1)	1,985,494	37,808
GlaxoSmithKline PLC(1)	1,004,473	20,739
Imperial Tobacco Group plc(1)	4,759,812	160,741
Johnson Matthey PLC(1)	1,532,331	37,507
Land Securities Group plc(1)	5,196,611	51,761
Prudential plc(1)	2,695,802	23,074
Reckitt Benckiser Group PLC(1)	114,937	5,866
Royal Dutch Shell PLC, Class A(1)	1,484,429	45,834
SABMiller plc(1)	2,950,553	95,899
Standard Chartered plc(1)	2,690,586	53,702
Tate & Lyle PLC(1)	4,970,259	48,084
WPP plc(1)	21,584,874	199,059

		780,074
UNITED STATES - 1.9%
Accenture plc, Class A	1,144,077	60,270
Schlumberger Limited	1,459,357	87,167

		147,437

Total common stocks (Cost $7,850,584)		7,547,301
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 3.2%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/11, due 10/3/11, maturity value $128,934 (Cost $246,213)(4)	$246,213	$246,213

Total investments - 99.6% (Cost $8,096,797)		7,793,514

Other assets less liabilities - 0.4%		32,894

Total net assets - 100.0%(5)		$7,826,408

(1)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $6,861,598 or 87.7% of total net assets. See notes 2(a) and 2(b) in Notes to Financial Statements for additional information.

(2)	Non-income producing security.
(3)	Represents less than 0.1% of total net assets.
(4)	Collateralized by:

lssuer	Rate	Maturity	Value
U.S. Treasury Bond	4.625%	2/15/2040	$251,141

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2011
Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$1,489,524	19.0%
Consumer Staples	2,237,830	28.6
Energy	343,635	4.4
Financials	1,159,244	14.8
Healthcare	173,852	2.2
Industrials	1,011,088	12.9
Information Technology	344,512	4.4
Materials	590,933	7.6
Telecommunication Services	196,683	2.5

Total common stocks	7,547,301	96.4
Short-term investments	246,213	3.2

Total investments	7,793,514	99.6
Other assets less liabilities	32,894	0.4

Total net assets	$7,826,408	100.0%

CURRENCY EXPOSURE - September 30, 2011
Dollar values in thousands
	Value	Percentage of Total Investments
Australian dollar	$241,369	3.1%
British pound	734,240	9.4
Euro	2,620,057	33.6
Hong Kong dollar	1,262,345	16.2
Indian rupee	85,268	1.1
Japanese yen	931,505	12.0
Korean won	73,868	0.9
Nigerian naira	83	0.0 (1)
Singapore dollar	70,544	0.9
Swedish krona	37,276	0.5
Swiss franc	693,179	8.9
U.S. dollar	1,043,780	13.4

Total investments	$7,793,514	100.0%

(1)	Represents less than 0.1% of total investments.

TOP TEN HOLDINGS - September 30, 2011
Company Name	Country	Percentage of Total Net Assets
Anheuser-Busch InBev NV	Belgium	4.6%
Sands China Ltd.	Hong Kong	4.0
Nestle SA	Switzerland	3.9
Linde AG	Germany	3.7
JAPAN TOBACCO INC.	Japan	3.7
Unilever NV	Netherlands	3.6
AIA Group Ltd.	Hong Kong	2.8
Baidu, Inc.	China	2.7
Canadian Pacific Railway Limited	Canada	2.6
WPP plc	United Kingdom	2.5

Total		34.1%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN INTERNATIONAL SMALL CAP FUND

Schedule of Investments – September 30, 2011

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 91.6%

AUSTRALIA - 2.4%
Domino’s Pizza Enterprises Limited(1)	2,140,737	$13,532

AUSTRIA - 2.0%
Flughafen Wien AG(1)	255,756	10,938

BRAZIL - 1.0%
Arcos Dorados Holdings Inc., Class A	50,936	1,181
M Dias Branco SA	216,100	4,293

		5,474
CHINA - 12.6%
AMVIG Holdings Ltd(1)	9,352,000	5,273
Beijing Enterprises Water Group Limited(1)(2)	58,818,000	10,628
China Everbright International Limited(1)	18,449,700	4,216
China Gas Holdings Ltd.(1)	19,688,000	4,837
China Lodging Group Ltd. (DR)(2)	359,774	4,925
Hengan International Group Company Limited(1)	892,050	7,046
Hengdeli Holdings Limited(1)	14,666,000	4,962
Intime Department Store Group Company Limited(1)	11,321,300	12,885
New World Department Store China(1)	8,219,000	4,545
Parkson Retail Group Ltd.(1)	2,231,000	2,637
Yingde Gases(1)	8,815,000	8,000

		69,954
FRANCE - 8.8%
Eurofins Scientific(1)	133,063	10,064
Gemalto NV(1)	120,799	5,759
Havas SA(1)	880,344	3,209
Ipsos(1)	503,298	16,254
Rubis(1)	268,450	13,533

		48,819
GERMANY - 18.1%
Gerresheimer AG(1)	330,840	13,702
GfK SE(1)	549,047	20,390
Sixt AG(1)	477,070	8,996
Wacker Neuson SE(1)	1,398,421	15,838
Wirecard AG(1)	2,686,168	41,222

		100,148
HONG KONG - 6.1%
Chow Sang Sang Holdings International Limited(1)	2,249,800	4,747

HONG KONG (CONTINUED)
Galaxy Entertainment Group Limited(1)(2)	1,403,000	$1,971
Oriental Watch Holdings Limited(1)	2,254,000	1,032
SJM Holdings Limited(1)	12,749,000	22,192
Sun Hung Kai & Co. Limited(1)	7,928,912	3,952

		33,894
IRELAND - 1.7%
Smurfit Kappa Group PLC(1)(2)	1,557,927	9,279

ITALY - 7.2%
Davide Campari - Milano S.p.A.(1)	3,568,180	26,024
Marr SpA(1)	1,346,082	13,923

		39,947
JAPAN - 2.9%
AUTOBACS SEVEN CO., LTD.(1)	211,700	9,468
NTN CORPORATION(1)	1,451,000	6,802

		16,270
KENYA - 0.1%
East African Breweries Limited(1)	336,800	549

NETHERLANDS - 3.5%
Imtech NV(1)	692,996	19,479

PHILIPPINES - 3.3%
Alliance Global Group, Inc.(1)	87,369,000	18,471

RUSSIA - 3.1%
Globaltrans Investment PLC (DR)(1)	748,231	10,117
Pharmstandard(1)(2)	56,781	3,791
TransContainer OAO (DR)(1)	340,793	3,230

		17,138
SINGAPORE - 5.5%
City Developments Limited(1)	675,972	4,907
Mandarin Oriental International Limited(1)	3,557,000	4,819
Petra Foods Limited	2,377,000	3,181
SIA Engineering Company(1)	4,022,700	11,647
Super Group Ltd.(1)	4,798,000	5,719

		30,273
SWITZERLAND - 3.5%
Bank Sarasin & Cie AG, B Shares(1)	242,502	7,407
Schindler Holding AG, Participation Certificates(3)	111,214	11,908

		19,315

	Shares Held	Value

TURKEY - 1.9%
Bizim Toptan Satis Magazalari AS(1)	378,028	$4,427
Coca-Cola Icecek AS(1)	450,724	6,120

		10,547
UNITED KINGDOM - 7.9%
Aegis Group plc(1)	7,540,226	14,483
Babcock International Group plc(1)	2,317,495	23,557
Informa PLC(1)	1,187,894	6,040

		44,080

Total common stocks (Cost $472,057)		508,107

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 9.2%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/11, due 10/3/11, maturity value $50,781 (Cost $50,781)(4)	$50,781	$50,781

Total investments - 100.8% (Cost $522,838)		558,888

Other assets less liabilities - (0.8%)		(4,162)

Total net assets - 100.0%(5)		$554,726

(1)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $482,619 or 87.0% of total net assets. See notes 2(a) and 2(b) in Notes to Financial Statements for additional information.

(2)	Non-income producing security.
(3)	Non-voting shares.
(4)	Collateralized by:

lssuer	Rate	Maturity	Value
U.S. Treasury Bond	4.625%	2/15/2040	$51,797

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2011
Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$149,272	26.9%
Consumer Staples	71,282	12.8
Financials	16,266	2.9
Healthcare	27,557	5.0
Industrials	145,199	26.2
Information Technology	46,981	8.5
Materials	22,552	4.1
Utilities	28,998	5.2

Total common stocks	508,107	91.6
Short-term investments	50,781	9.2

Total investments	558,888	100.8
Other assets less liabilities	(4,162)	(0.8)

Total net assets	$554,726	100.0%

CURRENCY EXPOSURE - September 30, 2011
Dollar values in thousands
	Value	Percentage of Total Investments
Australian dollar	$13,532	2.4%
Brazilian real	4,293	0.8
British pound	44,080	7.9
Euro	228,610	40.9
Hong Kong dollar	98,923	17.7
Japanese yen	16,270	2.9
Kenyan shilling	549	0.1
Philippine peso	18,471	3.3
Singapore dollar	25,454	4.5
Swiss franc	19,315	3.5
Turkish lira	10,547	1.9
U.S. dollar	78,844	14.1

Total investments	$558,888	100.0%

TOP TEN HOLDINGS - September 30, 2011
Company Name	Country	Percentage of Total Net Assets
Wirecard AG	Germany	7.4%
Davide Campari - Milano S.p.A.	Italy	4.7
Babcock International Group plc	United Kingdom	4.2
SJM Holdings Limited	Hong Kong	4.0
GfK SE	Germany	3.7
Imtech NV	Netherlands	3.5
Alliance Global Group, Inc.	Philippines	3.3
Ipsos	France	2.9
Wacker Neuson SE	Germany	2.9
Aegis Group plc	United Kingdom	2.6

Total		39.2%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN INTERNATIONAL VALUE FUND

Schedule of Investments – September 30, 2011

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 95.6%

BELGIUM - 1.9%
Groupe Bruxelles Lambert S.A.(1)	1,144,756	$80,558

DENMARK - 1.6%
Carlsberg A/S, Class B(1)	1,160,705	68,848

FRANCE - 9.8%
Gemalto NV(1)	402,447	19,186
Publicis Groupe(1)	3,108,322	130,135
Societe Television Francaise 1(1)	2,493,791	30,986
Sodexo(1)	650,082	42,836
Sodexo - Registered Shares(1)(7)	1,284,779	84,659
Total SA(1)	2,532,970	111,680

		419,482
GERMANY - 2.5%
HeidelbergCement AG(1)	2,938,597	106,206

HONG KONG - 1.7%
Guoco Group Limited(1)	7,896,737	71,507

IRELAND - 3.6%
ICON PLC (DR)(2)(3)	2,871,675	46,177
Ryanair Holdings PLC, Equity-Linked Security, 144A(1)(2)(4)(5)(6)	24,712,760	109,313

		155,490
JAPAN - 14.5%
Aderans Co., Ltd.(1)(2)(3)	2,420,067	22,437
Credit Saison Co., Ltd.(1)	6,929,859	133,361
Daiwa Securities Group Inc.(1)	11,011,748	41,089
Kao Corporation(1)	5,093,600	141,686
Mitsubishi UFJ Financial Group, Inc.(1)(6)	3,654,200	16,424
Mitsubishi UFJ Financial Group, Inc.(1)	12,559,582	56,450
NIFCO INC.(1)	1,032,900	26,473
SANKYO CO., LTD.(1)	1,471,638	79,392
SEINO HOLDINGS CO., LTD.(1)	2,550,800	20,709
Stanley Electric Co., Ltd.(1)	5,343,300	80,710

		618,731
NETHERLANDS - 6.7%
ING Groep N.V.(1)(2)	14,025,601	98,712
Koninklijke Ahold NV(1)	6,895,959	81,084
Koninklijke Philips Electronics N.V.(1)	6,060,429	108,486

		288,282

SWITZERLAND - 11.2%
Adecco SA(1)	1,769,230	$69,377
Nestle SA(1)	1,055,703	58,032
Novartis AG(1)	2,875,346	160,472
Panalpina Welttransport Holding AG(1)(2)	1,093,317	93,035
Pargesa Holding SA - Bearer Shares(1)	1,359,825	92,942
Tamedia AG(1)(2)	29,467	3,832

		477,690
THAILAND - 0.5%
Thai Beverage Public Company Limited(1)	112,795,183	21,934

UNITED KINGDOM - 24.6%
BAE Systems plc(1)	6,016,491	24,804
Carpetright PLC(1)	2,956,377	22,647
Compass Group PLC(1)	28,032,023	226,680
Diageo plc(1)	6,368,535	121,166
Experian PLC(1)	7,183,210	80,813
Lancashire Holdings Ltd(1)	3,425,355	36,678
Lloyds Banking Group plc(1)(2)	140,810,098	74,666
Michael Page International plc(1)	7,922,419	45,068
Qinetiq Group PLC(1)(3)	62,402,252	112,477
Reed Elsevier PLC(1)	18,618,505	141,838
Savills Plc(1)(3)	9,951,406	44,068
Unilever PLC (DR)	3,923,853	122,385

		1,053,290
UNITED STATES - 17.0%
Accenture plc, Class A	1,633,267	86,041
Arch Capital Group Ltd.(2)(3)	5,572,034	182,066
Covidien plc	2,988,380	131,788
Signet Jewelers Ltd.(2)	3,882,479	131,228
TE Connectivity Ltd.	6,920,314	194,738

		725,861

Total common stocks (Cost $4,117,862)		4,087,879

	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 3.0%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/11, due 10/3/11, maturity value $128,934 (Cost $128,934)(8)	$128,934	$128,934

Total investments - 98.6% (Cost $4,246,796)		4,216,813

Other assets less liabilities - 1.4%		58,669

Total net assets - 100.0%(9)		$4,275,482

(1)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $3,193,456 or 74.7% of total net assets. See notes 2(a) and 2(b) in Notes to Financial Statements for additional information.

(2)	Non-income producing security.
(3)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(4)	Non-voting shares.
(5)

Security is an equity-linked participation certificate issued by HSBC Bank plc. As described in Note 2(i) in Notes to Financial Statements, equity-linked participation certificates are subject to counterparty risk with respect to the bank or broker-dealer that issues them.

(6)

Security is restricted. Ryanair Holdings PLC was acquired in a transaction under Rule 144A of the Securities Act of 1933, as amended. The shares of Ryanair Holdings PLC may be resold in transactions exempt from registration to qualified institutional buyers. The shares of Mitsubishi UFG Financial Group, Inc., were acquired in a private placement and are freely tradeable outside the United States, where the Fund expects to trade them.

Security	Acquisition Dates	Cost	Value	Percentage of Total Net Assets
Ryanair Holdings PLC	9/17/08- 9/26/2011	$102,300	$109,313	2.6%
Mitsubishi UFJ Financial Group, Inc.	12/14/2009	17,639	16,424	0.4

			$125,737	3.0%

(7)	Shares are registered with the issuing company and not tradable until converted back to bearer shares.
(8)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	4.625%	2/15/2040	$131,519

(9)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

FOREIGN CURRENCY FORWARD CONTRACTS
Dollar values in thousands
Description	Counterparty	Transaction Type	Settlement Date	Cost on Origination Date	Value	Unrealized Appreciation
Japanese Yen	State Street Bank and Trust Company	Sell	11/17/2011	$483,128	$481,223	$1,905

PORTFOLIO DIVERSIFICATION - September 30, 2011
Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$1,001,416	23.4%
Consumer Staples	637,572	14.9
Energy	111,680	2.6
Financials	928,521	21.7
Healthcare	338,437	7.9
Industrials	664,082	15.6
Information Technology	299,965	7.0
Materials	106,206	2.5

Total common stocks	4,087,879	95.6
Short-term investments	128,934	3.0

Total investments	4,216,813	98.6
Other assets less liabilities	58,669	1.4

Total net assets	$4,275,482	100.0%

CURRENCY EXPOSURE - September 30, 2011
Dollar values in thousands
	Value	Percentage of Total Investments
British pound	$930,905	22.1%
Danish krone	68,848	1.6
Euro	1,003,841	23.8
Hong Kong dollar	71,507	1.7
Japanese yen	618,731	14.7
Singapore dollar	21,934	0.5
Swiss franc	477,690	11.3
U.S. dollar	1,023,357	24.3

Total investments	$4,216,813	100.0%

TOP TEN HOLDINGS - September 30, 2011
Company Name	Country	Percentage of Total Net Assets
Compass Group PLC	United Kingdom	5.3%
TE Connectivity Ltd	United States	4.6
Arch Capital Group Ltd.	United States	4.3
Novartis AG	Switzerland	3.8
Reed Elsevier PLC	United Kingdom	3.3
Kao Corporation	Japan	3.3
Credit Saison Co., Ltd.	Japan	3.1
Covidien plc	United States	3.1
Signet Jewelers Ltd.	United States	3.1
Publicis Groupe	France	3.0

Total		36.9%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The Fund owns Pargesa Holding SA (Pargesa), which represents 2.2% of the Fund’s total net assets, and Groupe Bruxelles Lambert SA (GBL), which represents 1.9% of the Fund’s total net assets. Pargesa is the parent company of GBL. If you aggregated the Fund’s holdings of both securities, the aggregated amount would be one of the Fund’s top ten holdings.

The accompanying notes are an integral part of the financial statements.

ARTISAN MID CAP FUND

Schedule of Investments – September 30, 2011

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 95.6%

CONSUMER DISCRETIONARY - 19.6%
Auto Components - 1.5%
BorgWarner Inc.(1)	1,132,114	$68,527
Gentex Corporation	321,300	7,727

		76,254
Automobiles - 0.3%
Tesla Motors, Inc.(1)	538,685	13,138

Distributors - 1.5%
LKQ Corporation(1)	3,161,870	76,391

Diversified Consumer Services - 1.0%
New Oriental Education & Technology Group, Inc. (DR)(1)(2)	2,088,400	47,970

Hotels, Restaurants & Leisure - 5.7%
Arcos Dorados Holdings Inc., Class A(2)	1,892,900	43,896
Chipotle Mexican Grill, Inc.(1)	236,224	71,564
Ctrip.com International, Ltd. (DR)(1)(2)	2,161,831	69,524
Starwood Hotels & Resorts Worldwide, Inc.	1,581,999	61,413
Wynn Resorts, Limited	333,923	38,428

		284,825
Internet & Catalog Retail - 0.4%
Netflix, Inc.(1)	164,767	18,645

Specialty Retail - 1.7%
Tractor Supply Company	625,700	39,137
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	733,500	45,646

		84,783
Textiles, Apparel & Luxury Goods - 7.5%
Coach, Inc.	2,130,023	110,399
Fossil, Inc.(1)	1,229,135	99,634
lululemon athletica inc.(1)	940,716	45,766
Polo Ralph Lauren Corporation, Class A	733,522	95,138
Under Armour, Inc., Class A(1)	380,800	25,289

		376,226
CONSUMER STAPLES - 2.6%
Food Products - 2.6%
Diamond Foods, Inc.	525,800	41,954

CONSUMER STAPLES (CONTINUED)
Food Products (Continued)
Mead Johnson Nutrition Company	377,100	$25,956
TreeHouse Foods, Inc.(1)	973,800	60,220

		128,130
ENERGY - 7.3%
Energy Equipment & Services - 6.0%
Cameron International Corporation(1)	3,174,549	131,871
Core Laboratories N.V.	762,510	68,496
Dresser-Rand Group Inc.(1)	2,523,327	102,270

		302,637
Oil, Gas & Consumable Fuels - 1.3%
Cabot Oil & Gas Corporation	474,900	29,401
Noble Energy, Inc.	469,700	33,255

		62,656
FINANCIALS - 5.1%
Capital Markets - 1.0%
Ares Capital Corporation	3,501,709	48,218

Commercial Banks - 0.8%
HDFC Bank Limited (DR)(2)	1,326,090	38,655

Consumer Finance - 2.1%
Discover Financial Services	4,670,310	107,137

Diversified Financial Services - 1.2%
CME Group Inc., Class A	250,665	61,764

HEALTHCARE - 22.5%
Biotechnology - 6.5%
Alexion Pharmaceuticals, Inc.(1)	810,500	51,921
Cepheid(1)	2,030,600	78,848
Incyte Corporation(1)	1,831,682	25,589
Pharmasset, Inc.(1)	464,200	38,236
Regeneron Pharmaceuticals, Inc.(1)	2,232,613	129,938

		324,532
Health Care Equipment & Supplies - 2.2%
Edwards Lifesciences Corporation(1)	808,081	57,600
Intuitive Surgical, Inc.(1)	142,813	52,024

		109,624
Health Care Providers & Services - 0.5%
AMERIGROUP Corporation(1)	675,700	26,359

	Shares Held	Value

HEALTHCARE (CONTINUED)
Health Care Technology - 6.4%
athenahealth, Inc.(1)(3)	1,956,015	$116,481
Cerner Corporation(1)	2,973,724	203,760

		320,241
Life Sciences Tools & Services - 4.1%
Agilent Technologies, Inc.(1)	3,437,815	107,432
Illumina, Inc.(1)	1,098,183	44,938
Mettler-Toledo International Inc.(1)	374,600	52,429

		204,799
Pharmaceuticals - 2.8%
Allergan, Inc.	1,703,196	140,309

INDUSTRIALS - 12.6%
Aerospace & Defense - 2.6%
Precision Castparts Corp.	822,596	127,881

Electrical Equipment - 4.0%
Cooper Industries plc	1,596,676	73,639
Roper Industries, Inc.	1,864,812	128,504

		202,143
Machinery - 1.6%
Gardner Denver, Inc.	1,269,334	80,666

Professional Services - 4.4%
IHS Inc.(1)	1,881,617	140,764
Verisk Analytics, Inc., Class A(1)	2,357,427	81,968

		222,732
INFORMATION TECHNOLOGY - 25.9%
Communications Equipment - 2.1%
Aruba Networks, Inc.(1)	1,676,300	35,051
Juniper Networks, Inc.(1)	4,178,785	72,126

		107,177
Electronic Equipment & Instruments - 4.2%
IPG Photonics Corporation(1)	1,098,500	47,719
Trimble Navigation Limited(1)	2,996,165	100,521
Universal Display Corporation(1)	1,331,200	63,818

		212,058
Internet Software & Services - 2.6%
MercadoLibre, Inc.	1,320,763	70,991
OpenTable, Inc.(1)	861,966	39,659
SINA Corporation(1)(2)	307,000	21,984

		132,634
IT Services - 2.6%
Teradata Corporation(1)	2,395,204	128,215

Semiconductors & Semiconductor Equipment - 3.9%
Altera Corporation	783,900	24,716
ARM Holdings PLC (DR)(2)	2,581,725	65,834

INFORMATION TECHNOLOGY (CONTINUED)
Semiconductors & Semiconductor Equipment (Continued)
Broadcom Corporation, Class A	3,188,576	$106,148

		196,698
Software - 10.5%
ANSYS, Inc.(1)	1,859,118	91,171
Citrix Systems, Inc.(1)	1,561,918	85,171
Concur Technologies, Inc.(1)	359,365	13,375
Qlik Technologies Inc.(1)	2,632,300	57,016
Red Hat, Inc.(1)	2,068,141	87,400
salesforce.com, inc.(1)	899,911	102,842
VMware, Inc., Class A(1)	1,118,868	89,935

		526,910

Total common stocks (Cost $3,651,540)		4,790,407

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 4.8%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/11, due 10/3/11, maturity value $241,658 (Cost $241,658)(4)	$241,658	$241,658

Total investments - 100.4% (Cost $3,893,198)		5,032,065

Other assets less liabilities - (0.4%)		(21,309)

Total net assets - 100.0%(5)		$5,010,756

(1)	Non-income producing security.
(2)	The Fund considers the company to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
Arcos Dorados Holdings Inc., Class A	Brazil	US dollar
ARM Holdings PLC (DR)	United Kingdom	US dollar
Ctrip.com International, Ltd. (DR)	China	US dollar
HDFC Bank Limited (DR)	India	US dollar
New Oriental Education & Technology Group, Inc. (DR)	China	US dollar
SINA Corporation	China	US dollar

(3)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(4)	Collateralized by:

lssuer	Rate	Maturity	Value
U.S. Treasury Bond	4.625%	2/15/2040	$246,492

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2011
Company Name	Country	Percentage of Total Net Assets
Cerner Corporation	United States	4.1%
IHS Inc.	United States	2.8
Allergan, Inc.	United States	2.8
Cameron International Corporation	United States	2.6
Regeneron Pharmaceuticals, Inc.	United States	2.6
Roper Industries, Inc.	United States	2.6
Teradata Corporation	United States	2.6
Precision Castparts Corp.	United States	2.6
athenahealth, Inc.	United States	2.3
Coach, Inc.	United States	2.2

Total		27.2%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN MID CAP VALUE FUND

Schedule of Investments – September 30, 2011

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 96.7%

CONSUMER DISCRETIONARY - 7.3%
Diversified Consumer Services - 1.9%
H&R Block, Inc.	8,944,000	$119,045

Household Durables - 1.3%
Mohawk Industries, Inc.(1)	1,857,500	79,705

Leisure Equipment & Products - 2.3%
Mattel, Inc.	5,433,300	140,668

Media - 1.8%
Omnicom Group Inc.	2,998,200	110,454

CONSUMER STAPLES - 5.5%
Food & Staples Retailing - 4.0%
The Kroger Co.	7,151,200	157,040
Sysco Corporation	3,492,600	90,458

		247,498
Food Products - 1.5%
Campbell Soup Company	2,804,100	90,769

ENERGY - 7.1%
Energy Equipment & Services - 2.1%
Ensco PLC (DR)(2)	2,969,674	120,064
Patterson-UTI Energy, Inc.	604,400	10,480

		130,544
Oil, Gas & Consumable Fuels - 5.0%
Cimarex Energy Co.	2,160,790	120,356
Range Resources Corporation	1,192,500	69,714
Southwestern Energy Company(1)	3,656,500	121,871

		311,941
FINANCIALS - 21.8%
Capital Markets - 1.6%
Northern Trust Corporation	2,856,700	99,927

Insurance - 17.3%
Alleghany Corporation(1)(3)	599,507	172,958
Allied World Assurance Company Holdings, Ltd	1,171,000	62,894
The Allstate Corporation	4,476,400	106,046
Aon Corporation	3,504,928	147,137
Arch Capital Group Ltd.(1)(3)	4,083,819	133,439
Fidelity National Financial, Inc.	6,460,881	98,076

FINANCIALS (CONTINUED)
Insurance (Continued)
Loews Corporation	3,128,900	$108,103
The Progressive Corporation	8,506,500	151,075
W. R. Berkley Corporation	3,083,700	91,555

		1,071,283
Real Estate Investment Trusts (REITS) - 2.9%
Annaly Capital Management, Inc.	6,339,700	105,429
Hatteras Financial Corp.	3,026,500	76,147

		181,576
HEALTHCARE - 3.2%
Health Care Providers & Services - 3.2%
CIGNA Corporation	3,841,550	161,115
Quest Diagnostics Incorporated	718,400	35,460

		196,575
INDUSTRIALS - 18.9%
Aerospace & Defense - 5.7%
L-3 Communications Holdings, Inc.	1,853,200	114,843
Rockwell Collins, Inc.	2,817,453	148,649
Spirit AeroSystems Holdings, Inc., Class A(1)	5,795,700	92,441

		355,933
Construction & Engineering - 2.0%
Jacobs Engineering Group Inc.(1)	3,950,100	127,549

Electrical Equipment - 1.7%
Hubbell Inc., Class B	2,125,000	105,272

Machinery - 1.2%
Flowserve Corporation	1,025,300	75,872

Professional Services - 7.5%
The Dun & Bradstreet Corporation	1,797,200	110,096
Equifax Inc.	4,178,000	128,432
ManpowerGroup	2,493,500	83,831
Towers Watson & Co., Class A	2,382,700	142,438

		464,797
Road & Rail - 0.8%
Ryder System, Inc.	1,388,000	52,064

INFORMATION TECHNOLOGY - 25.0%
Computers & Peripherals - 1.8%
Lexmark International, Inc.(1)(3)	4,113,200	111,180

	Shares Held	Value

INFORMATION TECHNOLOGY (CONTINUED)
Electronic Equipment & Instruments - 8.7%
Arrow Electronics, Inc.(1)(3)	4,982,100	$138,403
Avnet, Inc.(1)	6,353,610	165,702
FLIR Systems, Inc.	3,144,900	78,780
Ingram Micro Inc.(1)(3)	9,752,200	157,303

		540,188
Internet Software & Services - 0.8%
Open Text Corporation(1)(2)	926,200	48,274

IT Services - 7.6%
Broadridge Financial Solutions, Inc.	4,820,000	97,075
SAIC, Inc.(1)	8,820,200	104,167
Total System Services, Inc.	7,692,800	130,239
The Western Union Company	8,998,600	137,589

		469,070
Semiconductors & Semiconductor Equipment - 4.2%
Analog Devices, Inc.	4,448,300	139,009
Applied Materials, Inc.	11,541,000	119,449

		258,458
Software - 1.9%
SYNOPSYS, INC.(1)	4,839,300	117,885

UTILITIES - 7.9%
Electrical Utilities - 0.8%
Westar Energy, Inc.	1,881,600	49,712

Multi-Utilities - 5.3%
DTE Energy Company	899,400	44,089
OGE Energy Corp.	1,843,500	88,101
SCANA Corporation	2,086,200	84,387
Wisconsin Energy Corporation	689,700	21,581
Xcel Energy Inc.	3,654,100	90,220

		328,378
Water Utilities - 1.8%
American Water Works Company, Inc.	3,746,300	113,063

Total common stocks (Cost $5,968,382)		5,997,680

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 3.4%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/11, due 10/3/11, maturity value $208,269 (Cost $208,269)(4)	$208,269	$208,269

Total investments - 100.1% (Cost $6,176,651)		6,205,949

Other assets less liabilities - (0.1%)		(5,485)

Total net assets - 100.0%(5)		$6,200,464

(1)	Non-income producing security.
(2)	The Fund considers the company to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
Ensco PLC (DR)	United Kingdom	US dollar
Open Text Corporation	Canada	US dollar

(3)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(4)	Collateralized by:

lssuer	Rate	Maturity	Value
U.S. Treasury Bond	4.625%	2/15/2040	$212,440

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2011
Company Name	Country	Percentage of Total Net Assets
Alleghany Corporation	United States	2.8%
Avnet, Inc.	United States	2.7
CIGNA Corporation	United States	2.6
Ingram Micro Inc.	United States	2.5
The Kroger Co.	United States	2.5
The Progressive Corporation	United States	2.4
Rockwell Collins, Inc.	United States	2.4
Aon Corporation	United States	2.4
Towers Watson & Co.	United States	2.3
Mattel, Inc.	United States	2.3

Total		24.9%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN SMALL CAP FUND

Schedule of Investments – September 30, 2011

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 96.2%

CONSUMER DISCRETIONARY - 17.7%
Automobiles - 0.3%
Tesla Motors, Inc.(1)	35,000	$854

Distributors - 3.2%
LKQ Corporation(1)	432,400	10,447

Diversified Consumer Services - 2.3%
K12 Inc.(1)	297,000	7,562

Hotels, Restaurants & Leisure - 0.9%
BJ’s Restaurants, Inc.(1)	18,500	816
Dunkin’ Brands Group, Inc.(1)	74,400	2,061

		2,877
Internet & Catalog Retail - 1.0%
HomeAway, Inc.(1)	42,900	1,442
MakeMyTrip Limited(1)(2)	84,400	1,863

		3,305
Media - 0.4%
ReachLocal, Inc.(1)	134,000	1,457

Specialty Retail - 5.7%
Francesca’s Collections, Inc.(1)(3)	85,800	1,820
Monro Muffler Brake, Inc.	147,500	4,863
Teavana Holdings, Inc.(1)	80,300	1,633
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	163,500	10,175

		18,491
Textiles, Apparel & Luxury Goods - 3.9%
Iconix Brand Group, Inc.(1)	250,700	3,961
Vera Bradley, Inc.(1)	113,000	4,074
The Warnaco Group, Inc.(1)	104,900	4,835

		12,870
CONSUMER STAPLES - 5.0%
Food & Staples Retailing - 1.4%
The Fresh Market, Inc.(1)	116,300	4,438

Food Products - 3.6%
Diamond Foods, Inc.	50,800	4,053
TreeHouse Foods, Inc.(1)	127,300	7,872

		11,925

ENERGY - 4.0%
Energy Equipment & Services - 2.8%
Core Laboratories N.V.	43,900	$3,943
Dril-Quip, Inc.(1)	94,900	5,116

		9,059
Oil, Gas & Consumable Fuels - 1.2%
Oasis Petroleum Inc.(1)	105,400	2,354
Rosetta Resources Inc.(1)	43,100	1,475

		3,829
FINANCIALS - 4.4%
Capital Markets - 3.0%
Ares Capital Corporation	702,061	9,667

Commercial Banks - 1.4%
FirstMerit Corporation	182,600	2,074
MB Financial, Inc.	163,500	2,407

		4,481
HEALTHCARE - 23.5%
Biotechnology - 8.2%
Cepheid(1)	387,400	15,043
Incyte Corporation(1)	235,500	3,290
Regeneron Pharmaceuticals, Inc.(1)	144,900	8,433

		26,766
Health Care Equipment & Supplies - 7.2%
DexCom Inc.(1)	221,700	2,660
HeartWare International, Inc.(1)	67,200	4,328
Masimo Corporation	332,300	7,194
NxStage Medical, Inc.(1)	211,200	4,406
Thoratec Corporation(1)	77,200	2,520
ZOLL Medical Corporation(1)	65,000	2,453

		23,561
Health Care Providers & Services - 4.4%
AMERIGROUP Corporation(1)	82,300	3,210
HMS Holdings Corp.(1)	461,900	11,266

		14,476
Health Care Technology - 3.7%
athenahealth, Inc.(1)(4)	204,500	12,178

INDUSTRIALS - 18.9%
Aerospace & Defense - 2.9%
Hexcel Corporation(1)	417,600	9,254
The KEYW Holding Corporation(1)	24,300	173

		9,427

	Shares Held	Value

INDUSTRIALS (CONTINUED)
Electrical Equipment - 7.0%
Acuity Brands, Inc.	191,600	$6,905
Regal Beloit Corporation	82,900	3,762
Thomas & Betts Corporation(1)	143,000	5,707
Woodward, Inc.	235,700	6,458

		22,832
Machinery - 6.4%
Chart Industries, Inc.(1)	74,100	3,125
IDEX Corporation	284,100	8,853
Robbins & Myers, Inc.	190,200	6,602
Titan International, Inc.	165,900	2,488

		21,068
Professional Services - 0.9%
RPX Corporation(1)	147,300	3,051

Trading Companies & Distributors - 1.7%
Beacon Roofing Supply, Inc.(1)	352,300	5,633

INFORMATION TECHNOLOGY - 22.4%
Communications Equipment - 1.7%
Aruba Networks, Inc.(1)	119,800	2,505
Finisar Corporation(1)	181,300	3,180

		5,685
Electronic Equipment & Instruments - 4.0%
Aeroflex Holding Corp.(1)	265,500	2,416
Cognex Corporation	166,400	4,511
Universal Display Corporation(1)	125,900	6,036

		12,963
Internet Software & Services - 4.4%
LogMeIn, Inc.(1)	130,100	4,321
MercadoLibre, Inc.	96,700	5,198
OpenTable, Inc.(1)	73,500	3,382
Travelzoo Inc.(1)	66,700	1,467

		14,368
Semiconductors & Semiconductor Equipment - 1.9%
Cavium Networks, Inc.(1)	89,600	2,420
Microsemi Corporation(1)	239,300	3,824

		6,244
Software - 10.4%
ANSYS, Inc.(1)	99,600	4,884
CommVault Systems, Inc.(1)	209,300	7,757
Concur Technologies, Inc.(1)	100,100	3,726
Fortinet, Inc.(1)	98,400	1,653
Informatica Corporation(1)	109,600	4,488
NetSuite Inc.(1)	156,500	4,227
OPNET Technologies, Inc.	24,100	841
Qlik Technologies Inc.(1)	239,800	5,194
RealPage, Inc.(1)	53,200	1,088

		33,858

UTILITIES - 0.3%
Electrical Utilities - 0.3%
ITC Holdings Corp.	10,800	$836

Total common stocks (Cost $266,795)		314,208

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 4.3%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/11, due 10/3/11, maturity value $14,180 (Cost $14,180)(5)	$14,180	$14,180

Total investments - 100.5% (Cost $280,975)		328,388

Other assets less liabilities - (0.5%)		(1,688)

Total net assets - 100.0%(6)		$326,700

(1)	Non-income producing security.
(2)	The Fund considers the company to be from India. See the Fund’s Statement of Additional Information for information on how a particular country is assigned. The security trades in U.S. dollars.
(3)	Non-voting shares.
(4)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(5)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	4.625%	2/15/2040	$14,469

(6)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

TOP TEN HOLDINGS - September 30, 2011
Company Name	Country	Percentage of Total Net Assets
Cepheid	United States	4.6%
athenahealth, Inc.	United States	3.7
HMS Holdings Corp.	United States	3.4
LKQ Corporation	United States	3.2
Ulta Salon, Cosmetics & Fragrance, Inc.	United States	3.1
Ares Capital Corporation	United States	3.0
Hexcel Corporation	United States	2.8
IDEX Corporation	United States	2.7
Regeneron Pharmaceuticals, Inc.	United States	2.6
TreeHouse Foods, Inc.	United States	2.4

Total		31.5%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN SMALL CAP VALUE FUND

Schedule of Investments – September 30, 2011

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 98.5%

CONSUMER DISCRETIONARY - 12.1%
Diversified Consumer Services - 3.3%
Coinstar, Inc.(1)	309,200	$12,368
Matthews International Corporation	1,351,113	41,560
Regis Corporation	2,268,000	31,956

		85,884
Hotels, Restaurants & Leisure - 1.1%
Jack in the Box Inc.(1)	1,479,708	29,476

Household Durables - 0.4%
Universal Electronics Inc.(1)	723,400	11,856

Internet & Catalog Retail - 0.3%
PetMed Express, Inc.	832,500	7,492

Media - 2.9%
Arbitron Inc.	513,500	16,987
DreamWorks Animation SKG, Inc., Class A(1)	1,659,300	30,166
Meredith Corporation	1,225,355	27,742

		74,895
Specialty Retail - 2.6%
Rent-A-Center, Inc.	2,498,662	68,588

Textiles, Apparel & Luxury Goods - 1.5%
Skechers U.S.A., Inc., Class A(1)	2,241,100	31,443
The Warnaco Group, Inc.(1)	146,100	6,734

		38,177
CONSUMER STAPLES - 1.5%
Food Products - 1.5%
Cal-Maine Foods, Inc.	896,900	28,190
Darling International Inc.(1)	886,700	11,163

		39,353
Tobacco - 0.0%(2)
Universal Corporation	31,400	1,126

ENERGY - 10.4%
Energy Equipment & Services - 4.2%
Cal Dive International, Inc.(1)	1,619,141	3,092
GulfMark Offshore, Inc.(1)	657,800	23,904
Parker Drilling Company(1)	3,095,347	13,589

ENERGY (CONTINUED)
Energy Equipment & Services (Continued)
SEACOR Holdings Inc.	221,600	$17,774
Superior Energy Services, Inc.(1)	541,125	14,199
Tidewater Inc.	861,300	36,218

		108,776
Oil, Gas & Consumable Fuels - 6.2%
Cloud Peak Energy Inc.(1)	2,473,200	41,921
Comstock Resources, Inc.(1)	1,957,290	30,260
Forest Oil Corporation(1)	2,301,790	33,146
Lone Pine Resources Inc.(1)(3)(4)	1,423,000	9,392
Penn Virginia Corporation(5)	2,298,900	12,805
World Fuel Services Corporation	1,091,800	35,647

		163,171
FINANCIALS - 8.9%
Commercial Banks - 0.5%
First Financial Bancorp	939,800	12,969

Diversified Financial Services - 1.0%
PICO Holdings, Inc.(1)(5)	1,323,090	27,137

Insurance - 3.4%
Allied World Assurance Company Holdings, Ltd	342,455	18,393
Alterra Capital Holdings Limited	600,975	11,400
Endurance Specialty Holdings Ltd.	697,823	23,831
Platinum Underwriters Holdings, Ltd.	1,134,500	34,886

		88,510
Real Estate Investment Trusts (REITS) - 4.0%
Anworth Mortgage Asset Corporation	1,816,300	12,351
Cypress Sharpridge Investments, Inc.	1,322,300	15,987
Hatteras Financial Corp.(5)	1,812,500	45,602
Pebblebrook Hotel Trust	904,794	14,160
Potlatch Corporation	500,501	15,776

		103,876
HEALTHCARE - 2.4%
Biotechnology - 0.4%
Enzon Pharmaceuticals, Inc.(1)	1,575,300	11,090

Health Care Equipment & Supplies - 1.4%
CONMED Corporation(1)(5)	1,574,059	36,219

	Shares Held	Value

HEALTHCARE (CONTINUED)
Life Sciences Tools & Services - 0.6%
ICON PLC (DR)(1)(3)(5)	921,041	$14,810

INDUSTRIALS - 27.6%
Aerospace & Defense - 2.7%
Curtiss-Wright Corporation	605,400	17,454
Spirit AeroSystems Holdings, Inc., Class A(1)	2,045,879	32,632
Teledyne Technologies Incorporated(1)	393,572	19,230

		69,316
Air Freight & Logistics - 1.0%
Atlas Air Worldwide Holdings, Inc.(1)	783,300	26,076

Airlines - 1.1%
Allegiant Travel Company(1)	379,900	17,905
Hawaiian Holdings, Inc.(1)(5)	2,548,300	10,728

		28,633
Building Products - 0.9%
Quanex Building Products Corporation(5)	1,909,726	20,911
Simpson Manufacturing Co., Inc.	107,400	2,677

		23,588
Commercial Services & Supplies - 3.6%
Quad/Graphics, Inc., Class A	920,600	16,635
Sykes Enterprises, Incorporated(1)(5)	3,130,694	46,804
Tetra Tech, Inc.(1)	1,599,900	29,982

		93,421
Construction & Engineering - 4.8%
Comfort Systems USA, Inc.(5)	2,698,526	22,452
EMCOR Group, Inc.(1)	2,711,862	55,132
Granite Construction Incorporated	1,420,662	26,666
ORION MARINE GROUP, INC.(1)(5)	1,851,400	10,683
Tutor Perini Corporation	868,200	9,976

		124,909
Electrical Equipment - 1.3%
Encore Wire Corporation	223,600	4,602
Woodward, Inc.	1,038,233	28,448

		33,050
Machinery - 3.6%
Astec Industries, Inc.(1)	967,681	28,334
Harsco Corporation	294,800	5,716
Kaydon Corporation	687,700	19,723
Mueller Industries, Inc.	1,019,824	39,355

		93,128
Marine - 0.8%
Kirby Corporation(1)	390,902	20,577

Professional Services - 6.4%
CRA International, Inc.(1)(5)	661,700	13,241
FTI Consulting, Inc.(1)	1,849,765	68,090
Kforce Inc.(1)	1,732,600	16,997

INDUSTRIALS (CONTINUED)
Professional Services (Continued)
School Specialty, Inc.(1)(5)	1,769,253	$12,615
Towers Watson & Co., Class A	700,987	41,905
TrueBlue, Inc.(1)	1,309,688	14,839

		167,687
Road & Rail - 1.4%
Ryder System, Inc.	981,864	36,830

INFORMATION TECHNOLOGY - 23.9%
Communications Equipment - 0.5%
Ixia(1)	1,606,300	12,320

Computers & Peripherals - 5.1%
Diebold, Incorporated	2,122,366	58,386
Intermec, Inc.(1)	1,618,919	10,555
Lexmark International, Inc.(1)(5)	1,471,587	39,777
QLogic Corporation(1)	1,896,300	24,045

		132,763
Electronic Equipment & Instruments - 4.2%
Arrow Electronics, Inc.(1)(5)	1,317,447	36,599
AVX Corporation	169,200	2,008
Benchmark Electronics, Inc.(1)	1,343,101	17,474
Orbotech, Ltd.(1)(3)	713,214	6,904
Power-One, Inc.(1)	3,083,600	13,876
RadiSys Corporation(1)	1,200,597	7,348
Tech Data Corporation(1)	590,000	25,506

		109,715
Internet Software & Services - 1.2%
EarthLink, Inc.	4,763,540	31,106

IT Services - 3.5%
CACI International Inc(1)	847,650	42,332
CoreLogic, Inc.(1)	1,631,500	17,408
ManTech International Corporation, Class A	978,168	30,695

		90,435
Semiconductors & Semiconductor Equipment - 4.0%
Intersil Corporation	4,606,300	47,399
Lattice Semiconductor Corporation(1)	2,609,000	13,697
Rudolph Technologies, Inc.(1)	1,343,628	8,989
Ultratech, Inc.(1)(5)	1,948,353	33,414

		103,499
Software - 5.4%
Manhattan Associates, Inc.(1)(5)	1,184,624	39,187
MicroStrategy Incorporated, Class A(1)	237,571	27,100
Progress Software Corporation(1)	2,249,723	39,483
Rosetta Stone Inc.(1)(5)	1,179,600	10,793

	Shares Held	Value

INFORMATION TECHNOLOGY (CONTINUED)
Software (Continued)
Websense, Inc.(1)	1,417,637	$24,525

		141,088
MATERIALS - 5.9%
Chemicals - 4.9%
H.B. Fuller Company(5)	3,158,433	57,547
Minerals Technologies Inc.	503,800	24,822
Sensient Technologies Corporation	1,408,815	45,857

		128,226
Construction Materials - 0.5%
Eagle Materials Inc.	738,019	12,288

Metals & Mining - 0.5%
Schnitzer Steel Industries, Inc., Class A	383,000	14,094

TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.5%
Atlantic Tele-Network, Inc.	667,700	21,954
Neutral Tandem, Inc.(1)(5)	1,850,400	17,912

		39,866
UTILITIES - 4.3%
Electrical Utilities - 4.2%
ALLETE, Inc.	601,987	22,051
Cleco Corporation	1,216,771	41,540
IDACORP, Inc.	152,197	5,750
Portland General Electric Company	1,670,980	39,585

		108,926
Multi-Utilities - 0.1%
NorthWestern Corporation	106,748	3,409

Total common stocks (Cost $2,816,973)		2,568,355

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 1.6%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/11, due 10/3/11, maturity value $41,200 (Cost $41,200)(6)	$41,200	$41,200

Total investments - 100.1% (Cost $2,858,173)		2,609,555

Other assets less liabilities - (0.1%)		(2,292)

Total net assets - 100.0%(7)		$2,607,263

(1)	Non-income producing security.
(2)	Represents less than 0.1% of total net assets.
(3)	The Fund considers the company to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
ICON PLC (DR)	Ireland	US dollar
Lone Pine Resources Inc.	Canada	US dollar
Orbotech, Ltd.	Israel	US dollar

(4)	Non-voting shares.
(5)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(6)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	4.625%	2/15/2040	$42,029

(7)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2011
Company Name	Country	Percentage of Total Net Assets
Rent-A-Center, Inc.	United States	2.6%
FTI Consulting, Inc.	United States	2.6
Diebold, Incorporated	United States	2.2
H.B. Fuller Company	United States	2.2
EMCOR Group, Inc.	United States	2.1
Intersil Corporation	United States	1.8
Sykes Enterprises, Incorporated	United States	1.8
Sensient Technologies Corporation	United States	1.8
Hatteras Financial Corp.	United States	1.7
CACI International Inc	United States	1.6

Total		20.4%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The Fund owns Forest Oil Corp, which represents 1.3% of the Fund’s total net assets, and Lone Pine Resources Inc., which represents 0.4% of the Fund’s total net assets. Forest Oil Corp is the parent company of Lone Pine Resources Inc. If you aggregated the Fund’s holdings of both securities, the aggregated amount would be one of the Fund’s top ten holdings.

The accompanying notes are an integral part of the financial statements.

ARTISAN VALUE FUND

Schedule of Investments – September 30, 2011

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 97.5%

CONSUMER DISCRETIONARY - 9.1%
Diversified Consumer Services - 2.4%
H&R Block, Inc.	829,900	$11,046

Hotels, Restaurants & Leisure - 2.8%
Carnival Corporation & plc	427,500	12,953

Multiline Retail - 3.9%
Target Corporation	369,900	18,140

CONSUMER STAPLES - 10.3%
Food & Staples Retailing - 8.2%
Tesco plc(1)(2)	2,901,800	16,974
Wal-Mart Stores, Inc.	401,400	20,833

		37,807
Food Products - 2.1%
Unilever PLC (DR)(2)	303,760	9,474

ENERGY - 10.8%
Oil, Gas & Consumable Fuels - 10.8%
Apache Corporation	203,100	16,297
Chesapeake Energy Corporation	366,100	9,354
Cimarex Energy Co.	260,700	14,521
Exxon Mobil Corporation	130,200	9,456

		49,628
FINANCIALS - 27.4%
Capital Markets - 6.4%
The Bank of New York Mellon Corporation	991,500	18,432
The Goldman Sachs Group, Inc.	118,300	11,185

		29,617
Insurance - 18.9%
Aflac Incorporated	292,900	10,237
The Allstate Corporation	414,750	9,825
Arch Capital Group Ltd.(3)(4)	439,300	14,354
Berkshire Hathaway Inc., Class B(3)	346,930	24,646
The Chubb Corporation	254,900	15,292
The Progressive Corporation	727,600	12,922

		87,276

FINANCIALS (CONTINUED)
Real Estate Investment Trusts (REITS) - 2.1%
Annaly Capital Management, Inc.	580,400	$9,652

HEALTHCARE - 2.9%
Health Care Providers & Services - 2.9%
CIGNA Corporation	320,000	13,421

INDUSTRIALS - 2.6%
Construction & Engineering - 2.6%
Jacobs Engineering Group Inc.(3)	374,300	12,086

INFORMATION TECHNOLOGY - 34.4%
Communications Equipment - 5.3%
Cisco Systems, Inc.	1,586,500	24,575

Computers & Peripherals - 8.7%
Apple Inc.(3)	82,400	31,409
Hewlett-Packard Company	396,000	8,890

		40,299
Electronic Equipment & Instruments - 6.8%
Avnet, Inc.(3)	585,800	15,278
Ingram Micro Inc.(3)(4)	1,000,700	16,141

		31,419
IT Services - 5.0%
Total System Services, Inc.	656,300	11,111
The Western Union Company	794,700	12,151

		23,262
Semiconductors & Semiconductor Equipment - 3.4%
Texas Instruments Incorporated	593,900	$15,828

Software - 5.2%
Microsoft Corporation	965,500	24,031

Total common stocks (Cost $474,554)		450,514

	Par Amount	Value
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 2.3%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/11, due 10/3/11, maturity value $10,526 (Cost $10,526)(5)	$10,526	$10,526

Total investments - 99.8% (Cost $485,080)		461,040

Other assets less liabilities - 0.2%		1,122

Total net assets - 100.0%(6)		$462,162

(1)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $16,974 or 3.7% of total net assets. See notes 2(a) and 2(b) in Notes to Financial Statements for additional information.

(2)	The Fund considers the company to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
Tesco plc	United Kingdom	British pound
Unilever PLC (DR)	United Kingdom	US dollar

(3)	Non-income producing security.
(4)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(5)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	4.625%	2/15/2040	$7,460
U.S. Treasury Note	2.375%	6/30/2018	3,281

			$10,741

(6)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2011
Company Name	Country	Percentage of Total Net Assets
Apple Inc.	United States	6.8%
Berkshire Hathaway Inc.	United States	5.3
Cisco Systems, Inc.	United States	5.3
Microsoft Corporation	United States	5.2
Wal-Mart Stores, Inc.	United States	4.5
The Bank of New York Mellon Corporation	United States	4.0
Target Corporation	United States	3.9
Tesco plc	United Kingdom	3.7
Apache Corporation	United States	3.5
Ingram Micro Inc.	United States	3.5

Total		45.7%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2011

Dollar values in thousands, except per share amounts

	GLOBAL EQUITY	GLOBAL VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$10,523	$59,581
Investments in securities, affiliated, at value	-	2,565
Short-term investments (repurchase agreements), at value	541	4,589

Total investments	11,064	66,735
Cash	1	-	(1)
Foreign currency	2	-	(1)
Unrealized gain on foreign currency contracts	2	16
Receivable from investments sold	134	317
Receivable from fund shares sold	5	262
Dividends and interest receivable	24	123
Receivable from Adviser	28	21

Total assets	11,260	67,474

LIABILITIES:
Unrealized loss on foreign currency contracts	1	2
Payable for investments purchased	146	1,149
Payable for fund shares redeemed	-	25
Payable for operating expenses	76	86
Payable for advisory fees	128	543
Payable for foreign taxes	1	3

Total liabilities	352	1,808

Total net assets	$10,908	$65,666

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$11,191	$63,473
Net unrealized appreciation (depreciation) on investments and foreign currency related transactions	(464)	1,605
Accumulated undistributed net investment income (loss)	27	(325)
Accumulated undistributed net realized gains on investments and foreign currency related transactions	154	913

	$10,908	$65,666

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$10,908	$65,666
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	1,109,659	7,077,121
Net asset value, offering price and redemption price per share
Investor Shares	$9.83	$9.28
Cost of securities of unaffiliated issuers held	$11,527	$63,218
Cost of securities of affiliated issuers held	$-	$1,926
Cost of foreign currency	$2	$-	(1)

(1)	Amount rounds to less than $1.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2011 (Continued)

Dollar values in thousands, except per share amounts

	GROWTH OPPORTUNITIES		INTERNATIONAL
ASSETS:
Investments in securities, unaffiliated, at value	$143,299		$7,547,301
Short-term investments (repurchase agreements), at value	10,298		246,213

Total investments	153,597		7,793,514
Cash	-	(1)	1
Foreign currency	38		110
Unrealized gain on foreign currency contracts	7		177
Receivable from investments sold	2,973		74,930
Receivable from fund shares sold	117		78,968
Dividends and interest receivable	96		23,509
Receivable from Adviser	17		-

Total assets	156,845		7,971,209

LIABILITIES:
Unrealized loss on foreign currency contracts	2		317
Payable for investments purchased	950		119,321
Payable for fund shares redeemed	27		20,304
Payable for operating expenses	115		3,519
Payable for foreign taxes	24		1,340

Total liabilities	1,118		144,801

Total net assets	$155,727		$7,826,408

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$152,783		$9,921,895
Net unrealized appreciation (depreciation) on investments and foreign currency related transactions	2,822		(304,086)
Accumulated undistributed net investment income (loss)	(412)		121,055
Accumulated undistributed net realized gains (losses) on investments and foreign currency related transactions	534		(1,912,456)

	$155,727		$7,826,408

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$142,758		$5,837,067
Institutional Shares	$12,969		$1,989,341
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	13,100,025		317,791,282
Institutional Shares	1,191,589		107,522,505
Net asset value, offering price and redemption price per share
Investor Shares	$10.90		$18.37
Institutional Shares	$10.88		$18.50
Cost of securities of unaffiliated issuers held	$150,764		$8,096,797
Cost of foreign currency	$39		$119

(1)	Amount rounds to less than $1.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2011 (Continued)

Dollar values in thousands, except per share amounts

	INTERNATIONAL SMALL CAP		INTERNATIONAL VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$508,107		$3,680,655
Investments in securities, affiliated, at value	-		407,224
Short-term investments (repurchase agreements), at value	50,781		128,934

Total investments	558,888		4,216,813
Cash	-	(1)	1
Foreign currency	27		163
Unrealized gain on foreign currency contracts	1		2,107
Receivable from investments sold	-		38,361
Receivable from fund shares sold	758		15,990
Dividends and interest receivable	1,200		14,949

Total assets	560,874		4,288,384

LIABILITIES:
Unrealized loss on foreign currency contracts	16		69
Payable for investments purchased	3,641		6,151
Payable for fund shares redeemed	2,240		4,888
Payable for operating expenses	234		1,359
Payable for foreign taxes	17		435

Total liabilities	6,148		12,902

Total net assets	$554,726		$4,275,482

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$563,018		$4,347,141
Net unrealized appreciation (depreciation) on investments and foreign currency related transactions	36,026		(27,868)
Accumulated undistributed net investment income (loss)	2,367		(12,850)
Accumulated undistributed net realized losses on investments and foreign currency related transactions	(46,685)		(30,941)

	$554,726		$4,275,482

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$554,726		$3,232,649
Institutional Shares			$1,042,833
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	33,751,009		137,916,092
Institutional Shares			44,432,407
Net asset value, offering price and redemption price per share
Investor Shares	$16.44		$23.44
Institutional Shares			$23.47
Cost of securities of unaffiliated issuers held	$522,838		$3,869,535
Cost of securities of affiliated issuers held	$-		$377,261
Cost of foreign currency	$28		$171

(1)	Amount rounds to less than $1.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2011 (Continued)

Dollar values in thousands, except per share amounts

	MID CAP	MID CAP VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$4,673,926	$5,284,397
Investments in securities, affiliated, at value	116,481	713,283
Short-term investments (repurchase agreements), at value	241,658	208,269

Total investments	5,032,065	6,205,949
Cash	1	-	(1)
Receivable from investments sold	23,902	407
Receivable from fund shares sold	6,484	23,540
Dividends and interest receivable	1,750	18,033

Total assets	5,064,202	6,247,929

LIABILITIES:
Payable for investments purchased	46,537	9,158
Payable for fund shares redeemed	4,120	35,275
Payable for operating expenses	2,789	3,032

Total liabilities	53,446	47,465

Total net assets	$5,010,756	$6,200,464

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$3,982,761	$5,701,978
Net unrealized appreciation on investments and foreign currency related transactions	1,138,867	29,298
Accumulated undistributed net investment income	-	24,143
Accumulated undistributed net realized gains (losses) on investments and foreign currency related transactions	(110,872)	445,045

	$5,010,756	$6,200,464

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$4,500,786	$6,200,464
Institutional Shares	$509,970
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	144,527,373	328,334,672
Institutional Shares	15,822,765
Net asset value, offering price and redemption price per share
Investor Shares	$31.14	$18.88
Institutional Shares	$32.23
Cost of securities of unaffiliated issuers held	$3,813,634	$5,462,114
Cost of securities of affiliated issuers held	$79,564	$714,537

(1)	Amount rounds to less than $1.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2011 (Continued)

Dollar values in thousands, except per share amounts

	SMALL CAP		SMALL CAP VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$302,030		$2,059,119
Investments in securities, affiliated, at value	12,178		509,236
Short-term investments (repurchase agreements), at value	14,180		41,200

Total investments	328,388		2,609,555
Cash	-	(1)	1
Receivable from investments sold	2,787		11,349
Receivable from fund shares sold	2,132		3,123
Dividends and interest receivable	23		3,984

Total assets	333,330		2,628,012

LIABILITIES:
Payable for investments purchased	6,235		17,670
Payable for fund shares redeemed	129		1,702
Payable for operating expenses	266		1,377

Total liabilities	6,630		20,749

Total net assets	$326,700		$2,607,263

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$432,299		$2,625,922
Net unrealized appreciation (depreciation) on investments and foreign currency related transactions	47,413		(248,618)
Accumulated undistributed net investment income	-		1,066
Accumulated undistributed net realized gains (losses) on investments and foreign currency related transactions	(153,012)		228,893

	$326,700		$2,607,263

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$326,700		$2,607,263
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	20,404,347		182,376,038
Net asset value, offering price and redemption price per share
Investor Shares	$16.01		$14.30
Cost of securities of unaffiliated issuers held	$274,366		$2,244,833
Cost of securities of affiliated issuers held	$6,609		$613,340

(1)	Amount rounds to less than $1.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2011 (Continued)

Dollar values in thousands, except per share amounts

VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$420,019
Investments in securities, affiliated, at value	30,495
Short-term investments (repurchase agreements), at value	10,526

Total investments	461,040
Cash	1
Receivable from fund shares sold	805
Dividends and interest receivable	914

Total assets	462,760

LIABILITIES:
Payable for fund shares redeemed	272
Payable for operating expenses	326

Total liabilities	598

Total net assets	$462,162

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$545,229
Net unrealized depreciation on investments and foreign currency related transactions	(24,040)
Accumulated undistributed net investment income	2,606
Accumulated undistributed net realized losses on investments and foreign currency related transactions	(61,633)

$462,162

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$408,647
Institutional Shares	$53,515
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	44,853,835
Institutional Shares	5,870,145
Net asset value, offering price and redemption price per share
Investor Shares	$9.11
Institutional Shares	$9.12
Cost of securities of unaffiliated issuers held	$457,079
Cost of securities of affiliated issuers held	$28,001

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2011

Dollar values in thousands

	GLOBAL EQUITY	GLOBAL VALUE
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$228	$1,118
Interest	- (2)	1

Total investment income	228	1,119

EXPENSES:
Advisory fees	128	543
Transfer agent fees
Investor Shares	86	193
Shareholder communications
Investor Shares	12	19
Custodian fees	23	34
Accounting fees	38	50
Professional fees	55	44
Registration fees
Investor Shares	52	41
Directors’ fees	6	6
Other operating expenses	- (2)	5

Total operating expenses	400	935
Less amounts waived or paid by the Adviser	(208)	(120)

Net Expenses	192	815

Net investment income	36	304

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	582	1,882
Foreign currency related transactions	(7)	(140)

	575	1,742
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(962)	(5,271)
Foreign currency related transactions	6	6

	(956)	(5,265)

Net loss on investments and foreign currency related transactions	(381)	(3,523)

Net decrease in net assets resulting from operations	$(345)	$(3,219)

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Including net realized gain on investments from affiliated issuers
	Global Equity	$21	$-
	Global Value	52	26

(2)	Amount rounds to less than $1.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2011 (Continued)

Dollar values in thousands

	GROWTH OPPORTUNITIES	INTERNATIONAL
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$918	$234,572
Interest	1	35
Other	-	9

Total investment income	919	234,616

EXPENSES:
Advisory fees	1,235	90,895
Transfer agent fees
Investor Shares	384	16,429
Institutional Shares	4	22
Shareholder communications
Investor Shares	26	717
Institutional Shares	1	34
Custodian fees	42	3,992
Accounting fees	39	69
Professional fees	110	397
Registration fees
Investor Shares	61	84
Institutional Shares	22	39
Directors’ fees	6	311
Other operating expenses	5	142

Total operating expenses	1,935	113,131
Less amounts waived or paid by the Adviser	(17)	-

Net Expenses	1,918	113,131

Net investment income (loss)	(999)	121,485

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	2,181	994,852
Foreign currency related transactions	(432)	(79)

	1,749	994,773
Net decrease in unrealized appreciation or depreciation on:
Investments	(14,114)	(1,875,691)
Foreign currency related transactions	(9)	(1,399)

	(14,123)	(1,877,090)

Net loss on investments and foreign currency related transactions	(12,374)	(882,317)

Net decrease in net assets resulting from operations	$(13,373)	$(760,832)

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Including net realized loss on investments from affiliated issuers
	Growth Opportunities	$24	$-
	International	18,737	(4,123)

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2011 (Continued)

Dollar values in thousands

	INTERNATIONAL SMALL CAP	INTERNATIONAL VALUE
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$13,571	$98,683
Dividends, from affiliated issuers(1)	-	3,587
Interest	4	49

Total investment income	13,575	102,319

EXPENSES:
Advisory fees	9,196	42,061
Transfer agent fees
Investor Shares	1,115	6,539
Institutional Shares	-	22
Shareholder communications
Investor Shares	64	463
Institutional Shares	-	23
Custodian fees	443	1,118
Accounting fees	51	69
Professional fees	82	209
Registration fees
Investor Shares	46	218
Institutional Shares	-	80
Directors’ fees	24	136
Other operating expenses	15	68

Total operating expenses	11,036	51,006

Net investment income	2,539	51,313

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	74,403	140,973
Foreign currency related transactions	(115)	(18,918)

	74,288	122,055
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(138,137)	(483,261)
Foreign currency related transactions	(65)	1,338

	(138,202)	(481,923)

Net loss on investments and foreign currency related transactions	(63,914)	(359,868)

Net decrease in net assets resulting from operations	$(61,375)	$(308,555)

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Including net realized gain on investments from affiliated issuers
	International Small Cap	$1,122	$-
	International Value	6,735	3,755

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2011 (Continued)

Dollar values in thousands

	MID CAP	MID CAP VALUE
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$27,781	$122,105
Dividends, from affiliated issuers(1)	-	3,954
Interest	32	44

Total investment income	27,813	126,103

EXPENSES:
Advisory fees	53,152	62,517
Transfer agent fees
Investor Shares	14,266	16,154
Institutional Shares	20	-
Shareholder communications
Investor Shares	437	1,029
Institutional Shares	19	-
Custodian fees	202	115
Accounting fees	65	39
Professional fees	211	258
Registration fees
Investor Shares	147	189
Institutional Shares	24	-
Directors’ fees	178	208
Other operating expenses	77	98

Total operating expenses	68,798	80,607

Net investment income (loss)	(40,985)	45,496

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on:
Investments(1)	665,237	585,460

	665,237	585,460
Net decrease in unrealized appreciation or depreciation on:
Investments	(348,059)	(531,683)

	(348,059)	(531,683)

Net gain on investments and foreign currency related transactions	317,178	53,777

Net increase in net assets resulting from operations	$276,193	$99,273

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Including net realized gain on investments from affiliated issuers
	Mid Cap	$78	$8,059
	Mid Cap Value	-	60,302

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2011 (Continued)

Dollar values in thousands

	SMALL CAP	SMALL CAP VALUE
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$1,764	$31,543
Dividends, from affiliated issuers(1)	80	7,587
Interest	2	22

Total investment income	1,846	39,152

EXPENSES:
Advisory fees	3,300	29,202
Transfer agent fees
Investor Shares	686	6,987
Shareholder communications
Investor Shares	89	565
Custodian fees	26	72
Accounting fees	39	40
Professional fees	49	147
Registration fees
Investor Shares	49	111
Directors’ fees	10	98
Other operating expenses	9	48

Total operating expenses	4,257	37,270

Net investment income (loss)	(2,411)	1,882

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on:
Investments(1)	81,909	317,544

	81,909	317,544
Net decrease in unrealized appreciation or depreciation on:
Investments	(48,672)	(422,880)

	(48,672)	(422,880)

Net gain (loss) on investments and foreign currency related transactions	33,237	(105,336)

Net increase (decrease) in net assets resulting from operations	$30,826	$(103,454)

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Including net realized gain (loss) on investments from affiliated issuers
	Small Cap	$7	$3,638
	Small Cap Value	-	(15,261)

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2011 (Continued)

Dollar values in thousands

VALUE
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$8,062
Interest	3

Total investment income	8,065

EXPENSES:
Advisory fees	2,953
Transfer agent fees
Investor Shares	1,033
Institutional Shares	5
Shareholder communications
Investor Shares	84
Institutional Shares	2
Custodian fees	21
Accounting fees	39
Professional fees	60
Registration fees
Investor Shares	95
Institutional Shares	10
Directors’ fees	11
Other operating expenses	9

Total operating expenses	4,322

Net investment income	3,743

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	32,265
Foreign currency related transactions	(41)

32,224
Net decrease in unrealized appreciation or depreciation on:
Investments	(42,872)
Foreign currency related transactions	(1)

(42,873)

Net loss on investments and foreign currency related transactions	(10,649)

Net decrease in net assets resulting from operations	$(6,906)

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Including net realized gain on investments from affiliated issuers
	Value	$62	$651

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Changes in Net Assets

Dollar values in thousands

	GLOBAL EQUITY		GLOBAL VALUE
	Year Ended 9/30/2011	Period Ended 9/30/2010(1)	Year Ended 9/30/2011	Year Ended 9/30/2010
OPERATIONS:
Net investment income	$36	$32	$304	$223
Net realized gain (loss) on:
Investments	582	(228)	1,882	1,683
Foreign currency related transactions	(7)	(13)	(140)	(5)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(962)	499	(5,271)	1,326
Foreign currency related transactions	6	(7)	6	5

Net increase (decrease) in net assets resulting from operations	(345)	283	(3,219)	3,232

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	(70)	-	(313)	(689)
Net realized gains on investment transactions:
Investor Shares	(88)	-	-	-

Total distributions paid to shareholders	(158)	-	(313)	(689)

FUND SHARE ACTIVITIES:
Net increase in net assets resulting from fund share activities	942	10,186	34,444	3,593

Total increase in net assets	439	10,469	30,912	6,136

Net assets, beginning of period	10,469	-	34,754	28,618

Net assets, end of period	$10,908	$10,469	$65,666	$34,754

Accumulated undistributed net investment income (loss)	$27	$80	$(325)	$(204)

(1)	For the period from commencement of operations March 29, 2010 through September 30, 2010.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	GROWTH OPPORTUNITIES		INTERNATIONAL
	Year Ended 9/30/2011	Year Ended 9/30/2010	Year Ended 9/30/2011	Year Ended 9/30/2010
OPERATIONS:
Net investment income (loss)	$(999)	$(536)	$121,485	$90,536
Net realized gain (loss) on:
Investments	2,181	2,089	994,852	(67,630)
Foreign currency related transactions	(432)	(74)	(79)	(3,039)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(14,114)	9,555	(1,875,691)	224,422
Foreign currency related transactions	(9)	(1)	(1,399)	1,804

Net increase (decrease) in net assets resulting from operations	(13,373)	11,033	(760,832)	246,093

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	-	-	(61,274)	(94,522)
Institutional Shares	-	-	(26,489)	(34,566)
Net realized gains on investment transactions:
Investor Shares	(1,034)	-	-	-

Total distributions paid to shareholders	(1,034)	-	(87,763)	(129,088)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	97,676	15,868	(973,666)	(1,096,191)

Total increase (decrease) in net assets	83,269	26,901	(1,822,261)	(979,186)

Net assets, beginning of period	72,458	45,557	9,648,669	10,627,855

Net assets, end of period	$155,727	$72,458	$7,826,408	$9,648,669

Accumulated undistributed net investment income (loss)	$(412)	$(1)	$121,055	$87,458

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	INTERNATIONAL SMALL CAP		INTERNATIONAL VALUE
	Year Ended 9/30/2011	Year Ended 9/30/2010	Year Ended 9/30/2011	Year Ended 9/30/2010
OPERATIONS:
Net investment income	$2,539	$1,066	$51,313	$36,645
Net realized gain (loss) on:
Investments	74,403	12,982	140,973	(19,658)
Foreign currency related transactions	(115)	(639)	(18,918)	(905)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(138,137)	70,057	(483,261)	263,315
Foreign currency related transactions	(65)	265	1,338	715

Net increase (decrease) in net assets resulting from operations	(61,375)	83,731	(308,555)	280,112

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	(457)	(4,971)	(39,445)	(34,820)
Institutional Shares			(12,501)	(7,409)

Total distributions paid to shareholders	(457)	(4,971)	(51,946)	(42,229)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	(180,835)	22,830	1,298,269	1,080,085

Total increase (decrease) in net assets	(242,667)	101,590	937,768	1,317,968

Net assets, beginning of period	797,393	695,803	3,337,714	2,019,746

Net assets, end of period	$554,726	$797,393	$4,275,482	$3,337,714

Accumulated undistributed net investment income (loss)	$2,367	$403	$(12,850)	$7,327

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	MID CAP		MID CAP VALUE
	Year Ended 9/30/2011	Year Ended 9/30/2010	Year Ended 9/30/2011	Year Ended 9/30/2010
OPERATIONS:
Net investment income (loss)	$(40,985)	$(32,865)	$45,496	$32,300
Net realized gain on:
Investments	665,237	94,003	585,460	405,320
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(348,059)	818,287	(531,683)	164,927

Net increase in net assets resulting from operations	276,193	879,425	99,273	602,547

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	-	-	(48,963)	(19,094)
Net realized gains on investment transactions:
Investor Shares	-	-	(97,741)	-

Total distributions paid to shareholders	-	-	(146,704)	(19,094)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	(143,118)	(144,809)	508,268	528,218

Total increase in net assets	133,075	734,616	460,837	1,111,671

Net assets, beginning of period	4,877,681	4,143,065	5,739,627	4,627,956

Net assets, end of period	$5,010,756	$4,877,681	$6,200,464	$5,739,627

Accumulated undistributed net investment income (loss)	$-	$(133)	$24,143	$31,569

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	SMALL CAP		SMALL CAP VALUE
	Year Ended 9/30/2011	Year Ended 9/30/2010	Year Ended 9/30/2011	Year Ended 9/30/2010
OPERATIONS:
Net investment income (loss)	$(2,411)	$(2,483)	$1,882	$2,778
Net realized gain on:
Investments	81,909	59,720	317,544	77,884
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(48,672)	(18,183)	(422,880)	141,087

Net increase (decrease) in net assets resulting from operations	30,826	39,054	(103,454)	221,749

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	-	-	(2,837)	(2,598)

Total distributions paid to shareholders	-	-	(2,837)	(2,598)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	(26,856)	(153,320)	23,138	314,770

Total increase (decrease) in net assets	3,970	(114,266)	(83,153)	533,921

Net assets, beginning of period	322,730	436,996	2,690,416	2,156,495

Net assets, end of period	$326,700	$322,730	$2,607,263	$2,690,416

Accumulated undistributed net investment income (loss)	$-	$(21)	$1,066	$2,769

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	VALUE
	Year Ended 9/30/2011	Year Ended 9/30/2010
OPERATIONS:
Net investment income	$3,743	$1,996
Net realized gain (loss) on:
Investments	32,265	9,335
Foreign currency related transactions	(41)	3
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(42,872)	8,010
Foreign currency related transactions	(1)	-

Net increase (decrease) in net assets resulting from operations	(6,906)	19,344

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	(2,455)	(840)
Institutional Shares	-	-

Total distributions paid to shareholders	(2,455)	(840)

FUND SHARE ACTIVITIES:
Net increase in net assets resulting from fund share activities	205,150	66,759

Total increase in net assets	195,789	85,263

Net assets, beginning of period	266,373	181,110

Net assets, end of period	$462,162	$266,373

Accumulated undistributed net investment income	$2,606	$1,405

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	ARTISAN GLOBAL EQUITY FUND
	Investor Shares

	Year or Period Ended

	9/30/2011	9/30/2010(1)

Net Asset Value Beginning of Period	$10.23	$10.00
Net Investment Income (Loss)(2)	(0.03)	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(0.23)	0.20

Total Income (Loss) from Investment Operations	(0.26)	0.23

Dividends from Net Investment Income	(0.06)	-
Distributions from Net Realized Gains	(0.08)	-

Total Distributions	(0.14)	-

Net Asset Value End of Period	$9.83	$10.23

Total Return(3)	(2.66)%	2.30%
Net Assets End of Period (millions)	$10.9	$10.5
Ratio of Expenses to Average Net Assets(4)(5)	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets(4)(5)	0.28%	0.69%
Portfolio Turnover Rate(3)	150.01%	60.81%

(1)	For the period from commencement of operations March 29, 2010 through September 30, 2010.
(2)	Computed based on average shares outstanding.
(3)	Periods less than twelve months (where applicable) are not annualized.
(4)	Periods less than twelve months (where applicable) are annualized.
(5)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser. Absent expenses waived or paid by the Adviser, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets
9/30/2011	3.12%	(1.34)%
9/30/2010	3.66%	(1.47)%

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN GLOBAL VALUE FUND
	Investor Shares

	Year or Period Ended

	9/30/2011	9/30/2010	9/30/2009	9/30/2008(1)

Net Asset Value Beginning of Period	$9.37	$8.64	$8.32	$10.00
Net Investment Income(2)	0.06	0.06	0.08	0.10
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	0.87	0.29	(1.78)

Total Income (Loss) from Investment Operations	(0.01)	0.93	0.37	(1.68)

Dividends from Net Investment Income	(0.08)	(0.20)	(0.05)	-

Total Distributions	(0.08)	(0.20)	(0.05)	-

Net Asset Value End of Period	$9.28	$9.37	$8.64	$8.32

Total Return(3)	(0.23)%	10.98%	4.65%	(16.80)%
Net Assets End of Period (millions)	$65.7	$34.8	$28.6	$9.6
Ratio of Expenses to Average Net Assets(4)(5)	1.50%	1.50%	1.50%	1.44%
Ratio of Net Investment Income to Average Net Assets(4)(5)	0.56%	0.71%	1.11%	1.39%
Portfolio Turnover Rate(3)	32.32%	34.52%	56.57%	42.27%

(1)	For the period from commencement of operations December 10, 2007 through September 30, 2008.
(2)	Computed based on average shares outstanding.
(3)	Periods less than twelve months (where applicable) are not annualized.
(4)	Periods less than twelve months (where applicable) are annualized.
(5)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the board of directors. Absent expenses waived or paid by the Adviser or the board of directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
9/30/2011	1.72%	0.34%
9/30/2010	1.96%	0.26%
9/30/2009	2.16%	0.45%
9/30/2008	3.53%	(0.70)%

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN GROWTH OPPORTUNITIES FUND
	Investor Shares

	Year or Period Ended

	9/30/2011	9/30/2010	9/30/2009	9/30/2008(1)

Net Asset Value Beginning of Period	$10.99	$9.14	$9.32	$10.00
Net Investment Loss(2)	(0.09)	(0.09)	(0.05)	- (4)
Net Realized and Unrealized Gain (Loss) on Investments	0.13	1.94	(0.13)	(0.68)

Total Income (Loss) from Investment Operations	0.04	1.85	(0.18)	(0.68)

Distributions from Net Realized Gains	(0.13)	-	-	-

Total Distributions	(0.13)	-	-	-

Net Asset Value End of Period	$10.90	$10.99	$9.14	$9.32

Total Return(4)	0.14%	20.24%	(1.93)%	(6.80)%
Net Assets End of Period (millions)	$142.8	$72.5	$45.6	$5.7
Ratio of Expenses to Average Net Assets(5)(6)	1.40%	1.50%	1.47%	1.50%
Ratio of Net Investment Loss to Average Net Assets(5)(6)	(0.73)%	(0.91)%	(0.59)%	(0.69)%
Portfolio Turnover Rate(4)	76.18%	79.99%	101.01%	3.05%

(1)	For the period from commencement of operations September 22, 2008 through September 30, 2008.
(2)	Computed based on average shares outstanding.
(3)	Amount is between $0.005 and $(0.005) per share.
(4)	Periods less than twelve months (where applicable) are not annualized.
(5)	Periods less than twelve months (where applicable) are annualized.
(6)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the board of directors. Absent expenses waived or paid by the Adviser or the board of directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment (Loss) to Average Net Assets
9/30/2010	1.54%	(0.95)%
9/30/2009	2.24%	(1.36)%
9/30/2008	48.41%	(47.60)%

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN INTERNATIONAL FUND
	Investor Shares

	Year Ended

	9/30/2011	9/30/2010	9/30/2009	9/30/2008	9/30/2007

Net Asset Value Beginning of Period	$20.57	$20.16	$20.34	$33.75	$28.75
Net Investment Income(1)	0.26	0.17	0.23	0.36	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(2.28)	0.49	0.48	(9.10)	7.45

Total Income (Loss) from Investment Operations	(2.02)	0.66	0.71	(8.74)	7.76

Dividends from Net Investment Income	(0.18)	(0.25)	(0.19)	(0.20)	(0.43)
Distributions from Net Realized Gains	-	-	(0.70)	(4.47)	(2.33)

Total Distributions	(0.18)	(0.25)	(0.89)	(4.67)	(2.76)

Net Asset Value End of Period	$18.37	$20.57	$20.16	$20.34	$33.75

Total Return	(9.95)%	3.27%	5.00%	(29.99)%	28.69%
Net Assets End of Period (millions)	$5,837.1	$7,294.7	$7,715.1	$8,760.0	$12,810.0
Ratio of Expenses to Average Net Assets	1.22%	1.23%	1.22%	1.22%	1.21%
Ratio of Net Investment Income to Average Net Assets	1.18%	0.86%	1.47%	1.28%	1.01%
Portfolio Turnover Rate	70.36%	70.51%	82.38%	54.42%	66.30%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN INTERNATIONAL SMALL CAP FUND
	Investor Shares

	Year Ended

	9/30/2011	9/30/2010	9/30/2009	9/30/2008	9/30/2007

Net Asset Value Beginning of Period	$18.63	$16.66	$14.28	$26.96	$22.77
Net Investment Income(1)	0.07	0.02	0.12	0.21	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(2.25)	2.07	2.62	(9.26)	8.54

Total Income (Loss) from Investment Operations	(2.18)	2.09	2.74	(9.05)	8.65

Dividends from Net Investment Income	(0.01)	(0.12)	(0.16)	(0.20)	(0.70)
Distributions from Net Realized Gains	-	-	(0.20)	(3.43)	(3.76)

Total Distributions	(0.01)	(0.12)	(0.36)	(3.63)	(4.46)

Net Asset Value End of Period	$16.44	$18.63	$16.66	$14.28	$26.96

Total Return	(11.70)%	12.60%	20.59%	(38.44)%	43.10%
Net Assets End of Period (millions)	$554.7	$797.4	$695.8	$732.4	$1,356.0
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.51%	1.52%
Ratio of Net Investment Income to Average Net Assets	0.35%	0.14%	0.99%	0.96%	0.45%
Portfolio Turnover Rate	44.76%	73.90%	58.42%	42.80%	49.85%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN INTERNATIONAL VALUE FUND
	Investor Shares

	Year Ended

	9/30/2011	9/30/2010	9/30/2009	9/30/2008	9/30/2007

Net Asset Value Beginning of Period	$24.74	$22.83	$21.20	$28.49	$26.71
Net Investment Income(1)	0.30	0.31	0.17	0.45	0.38
Net Realized and Unrealized Gain (Loss) on Investments	(1.25)	2.02	1.67	(5.56)	3.12

Total Income (Loss) from Investment Operations	(0.95)	2.33	1.84	(5.11)	3.50

Dividends from Net Investment Income	(0.35)	(0.42)	(0.21)	(0.51)	(0.44)
Distributions from Net Realized Gains	-	-	-	(1.67)	(1.28)

Total Distributions	(0.35)	(0.42)	(0.21)	(2.18)	(1.72)

Net Asset Value End of Period	$23.44	$24.74	$22.83	$21.20	$28.49

Total Return	(4.01)%	10.39%	8.95%	(19.10)%	13.28%
Net Assets End of Period (millions)	$3,232.6	$2,688.2	$1,739.5	$1,029.4	$1,594.7
Ratio of Expenses to Average Net Assets	1.18%	1.21%	1.25%	1.23%	1.23%
Ratio of Net Investment Income to Average Net Assets	1.10%	1.34%	0.95%	1.83%	1.34%
Portfolio Turnover Rate	30.90%	21.02%	55.49%	44.72%	45.60%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN MID CAP FUND
	Investor Shares

	Year Ended

	9/30/2011	9/30/2010	9/30/2009	9/30/2008	9/30/2007

Net Asset Value Beginning of Period	$29.55	$24.28	$24.08	$37.06	$31.77
Net Investment Loss(1)	(0.26)	(0.20)	(0.11)	(0.22)	(0.24)
Net Realized and Unrealized Gain (Loss) on Investments	1.85	5.47	0.59	(6.86)	9.00

Total Income (Loss) from Investment Operations	1.59	5.27	0.48	(7.08)	8.76

Dividends from Net Investment Income	-	-	-	-	-
Distributions from Net Realized Gains	-	-	(0.28)	(5.90)	(3.47)

Total Distributions	-	-	(0.28)	(5.90)	(3.47)

Net Asset Value End of Period	$31.14	$29.55	$24.28	$24.08	$37.06

Total Return	5.38%	21.71%	2.47%	(22.47)%	29.83%
Net Assets End of Period (millions)	$4,500.8	$4,375.2	$3,688.6	$3,732.3	$5,319.3
Ratio of Expenses to Average Net Assets	1.24%	1.23%	1.23%	1.24%	1.22%
Ratio of Net Investment Loss to Average Net Assets	(0.75)%	(0.77)%	(0.57)%	(0.75)%	(0.73)%
Portfolio Turnover Rate	62.87%	63.46%	68.39%	79.76%	71.04%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN MID CAP VALUE FUND
	Investor Shares

	Year Ended

	9/30/2011	9/30/2010	9/30/2009	9/30/2008	9/30/2007

Net Asset Value Beginning of Period	$18.86	$16.85	$17.01	$21.70	$19.87
Net Investment Income(1)	0.14	0.11	0.08	0.03	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.36	1.97	(0.10)	(2.31)	2.98

Total Income (Loss) from Investment Operations	0.50	2.08	(0.02)	(2.28)	3.07

Dividends from Net Investment Income	(0.16)	(0.07)	(0.02)	(0.08)	(0.06)
Distributions from Net Realized Gains	(0.32)	-	(0.12)	(2.33)	(1.18)

Total Distributions	(0.48)	(0.07)	(0.14)	(2.41)	(1.24)

Net Asset Value End of Period	$18.88	$18.86	$16.85	$17.01	$21.70

Total Return	2.51%	12.35%	0.21%	(11.16)%	15.88%
Net Assets End of Period (millions)	$6,200.5	$5,739.6	$4,628.0	$3,231.5	$3,420.7
Ratio of Expenses to Average Net Assets	1.20%	1.21%	1.21%	1.21%	1.20%
Ratio of Net Investment Income to Average Net Assets	0.68%	0.60%	0.62%	0.18%	0.41%
Portfolio Turnover Rate	31.85%	37.71%	53.84%	69.77%	53.62%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN SMALL CAP FUND
	Investor Shares

	Year Ended

	9/30/2011	9/30/2010	9/30/2009	9/30/2008	9/30/2007

Net Asset Value Beginning of Period	$14.40	$12.88	$13.13	$19.89	$17.51
Net Investment Loss(1)	(0.13)	(0.09)	(0.05)	(0.09)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	1.74	1.61	(0.18)	(4.82)	2.87

Total Income (Loss) from Investment Operations	1.61	1.52	(0.23)	(4.91)	2.74

Distributions from Net Realized Gains	-	-	-	(1.85)	(0.36)
Distributions from Tax Return of Capital	-	-	(0.02)	-	-

Total Distributions	-	-	(0.02)	(1.85)	(0.36)

Net Asset Value End of Period	$16.01	$14.40	$12.88	$13.13	$19.89

Total Return	11.18%	11.80%	(1.73)%	(26.64)%	15.84%
Net Assets End of Period (millions)	$326.7	$322.7	$437.0	$587.1	$1,151.5
Ratio of Expenses to Average Net Assets	1.29%	1.31%	1.26%	1.22%	1.18%
Ratio of Net Investment Loss to Average Net Assets	(0.73)%	(0.67)%	(0.47)%	(0.58)%	(0.70)%
Portfolio Turnover Rate	80.26%	62.67%	80.51%	96.90%	74.32%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN SMALL CAP VALUE FUND
	Investor Shares

	Year Ended

	9/30/2011	9/30/2010	9/30/2009	9/30/2008	9/30/2007

Net Asset Value Beginning of Period	$14.85	$13.56	$13.93	$18.13	$19.17
Net Investment Income (Loss)(1)	0.01	0.02	0.02	(0.02)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	(0.54)	1.29	(0.07)	(1.09)	1.44

Total Income (Loss) from Investment Operations	(0.53)	1.31	(0.05)	(1.11)	1.43

Dividends from Net Investment Income	(0.02)	(0.02)	-	-	-
Distributions from Net Realized Gains	-	-	(0.32)	(3.09)	(2.47)

Total Distributions	(0.02)	(0.02)	(0.32)	(3.09)	(2.47)

Net Asset Value End of Period	$14.30	$14.85	$13.56	$13.93	$18.13

Total Return	(3.61)%	9.64%	0.46%	(5.77)%	7.48%
Net Assets End of Period (millions)	$2,607.3	$2,690.4	$2,156.5	$1,902.1	$2,151.2
Ratio of Expenses to Average Net Assets	1.20%	1.22%	1.22%	1.20%	1.19%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.06%	0.11%	0.20%	(0.16)%	(0.03)%
Portfolio Turnover Rate	47.45%	37.14%	63.05%	75.49%	72.38%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN VALUE FUND
	Investor Shares

	Year Ended

	9/30/2011	9/30/2010	9/30/2009	9/30/2008	9/30/2007

Net Asset Value Beginning of Period	$8.91	$8.12	$8.58	$12.22	$10.41
Net Investment Income(1)	0.09	0.07	0.06	0.08	0.20
Net Realized and Unrealized Gain (Loss) on Investments	0.19	0.76	(0.44)	(2.70)	1.73

Total Income (Loss) from Investment Operations	0.28	0.83	(0.38)	(2.62)	1.93

Dividends from Net Investment Income	(0.08)	(0.04)	(0.08)	(0.14)	(0.03)
Distributions from Net Realized Gains	-	-	-	(0.88)	(0.09)

Total Distributions	(0.08)	(0.04)	(0.08)	(1.02)	(0.12)

Net Asset Value End of Period	$9.11	$8.91	$8.12	$8.58	$12.22

Total Return	3.10%	10.19%	(4.10)%	(22.88)%	18.65%
Net Assets End of Period (millions)	$408.6	$266.4	$181.1	$230.3	$278.7
Ratio of Expenses to Average Net Assets	1.10%	1.27%	1.32%	1.23%	1.24%
Ratio of Net Investment Income to Average Net Assets	0.95%	0.86%	0.84%	0.77%	1.71%
Portfolio Turnover Rate	78.36%	70.69%	85.44%	99.24%	50.79%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS

Notes to Financial Statements – September 30, 2011

(1)	Organization:

Artisan Partners Funds, Inc. (“Artisan Funds”) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Effective July 1, 2011, Artisan Partners Funds, Inc. changed its name from Artisan Funds, Inc. but continues to do business as Artisan Funds. Artisan Funds is a series comprised of twelve open-end, diversified mutual funds. The following funds (each a “Fund” and collectively the “Funds”) are covered by this report:

Fund Name	Inception Date
Artisan Global Equity Fund (“Global Equity Fund” or “Global Equity”)	March 29, 2010
Artisan Global Value Fund (“Global Value Fund” or “Global Value”)	December 10, 2007
Artisan Growth Opportunities Fund (“Growth Opportunities Fund” or “Growth Opportunities”)	September 22, 2008
Artisan International Fund (“International Fund” or “International”)	December 28, 1995
Artisan International Small Cap Fund (“International Small Cap Fund” or “International Small Cap”)	December 21, 2001
Artisan International Value Fund (“International Value Fund” or “International Value”)	September 23, 2002
Artisan Mid Cap Fund (“Mid Cap Fund” or “Mid Cap”)	June 27, 1997
Artisan Mid Cap Value Fund (“Mid Cap Value Fund” or “Mid Cap Value”)	March 28, 2001
Artisan Small Cap Fund (“Small Cap Fund” or “Small Cap”)	March 28, 1995
Artisan Small Cap Value Fund (“Small Cap Value Fund” or “Small Cap Value”)	September 29, 1997
Artisan Value Fund (“Value Fund” or “Value”)	March 27, 2006

Artisan Growth Opportunities Fund changed its name from Artisan Opportunistic Growth Fund effective January 28, 2011. Artisan Value Fund changed its name from Artisan Opportunistic Value Fund effective December 1, 2010.

Each Fund’s investment objective is to seek long-term capital growth. Each Fund has offered shares of capital stock of the class designated Investor Shares since the commencement of its operations. Growth Opportunities Fund, International Fund, International Value Fund, Mid Cap Fund and Value Fund began offering Institutional Shares on July 26, 2011, July 1, 1997, October 1, 2006, July 1, 2000 and July 26, 2011, respectively. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements.

Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class.

Income, expenses not specific to a particular class and realized and unrealized gains and losses were allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, were allocated directly to that class.

Each Fund is managed by Artisan Partners Limited Partnership (the “Adviser” or “Artisan Partners”). The Adviser is wholly owned by Artisan Partners Holdings LP (“Artisan Holdings”). Artisan Global Equity Fund is subadvised by Artisan Partners UK LLP (“Artisan UK”). A wholly-owned subsidiary of Artisan Holdings is the founding member of Artisan UK.

NOTES TO FINANCIAL STATEMENTS

Artisan Emerging Markets Fund, also a series of Artisan Funds, commenced operations on June 26, 2006 and has offered Institutional Shares since inception. It began offering Advisor shares on June 2, 2008. The financial statements of both classes of Artisan Emerging Markets Fund are presented in separate reports.

(2)	Summary of significant accounting policies:

The following is a summary of significant accounting policies of the Funds in effect during the period covered by the financial statements, which were in accordance with United States generally accepted accounting principles.

(a)	Security valuation – The net asset value (“NAV”) of the shares of each class of each Fund was determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time) each day the NYSE was open for regular session trading. The NAV of each class of shares was determined by dividing the value of each Fund’s securities and other assets attributed to that class, less its liabilities attributed to that class, by the number of outstanding shares of that class of that Fund.

In determining NAV, each equity security traded on a securities exchange, including over-the-counter securities, was valued at the closing price as of the time of valuation on the exchange or market designated as the principal exchange (the “principal exchange”). The closing price provided by the pricing vendor for a principal exchange may differ and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information from the principal exchange as of the time of valuation, the security was valued using the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or the most recent bid quotation on the principal exchange or, if not available, another exchange or in the over-the-counter market. Short-term investments, other than repurchase agreements, maturing within sixty days from the valuation date were valued at amortized cost, which approximates market value.

Exchange traded option contracts were valued at the last sale or official closing price on the exchange where an option is principally traded or, if no sales or closing prices were available, at the mean of the most recent bid and ask quotation on the principal exchange.

Securities for which prices were not readily available were valued by Artisan Funds’ valuation committee (the “valuation committee”) at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ board of directors (the “board of directors”). A price was considered to be not readily available if, among other things, the valuation committee believed that the price determined as described in the preceding paragraphs did not reflect a fair value of the security.

Global Equity Fund, Global Value Fund, Growth Opportunities Fund, International Fund, International Small Cap Fund and International Value Fund generally invested a significant portion, and perhaps as much as substantially all, of their total assets in securities principally traded in markets outside the U.S. Value Fund had the ability to

NOTES TO FINANCIAL STATEMENTS

invest, and did invest, in securities principally traded outside the U.S. The foreign markets in which the Funds invested were sometimes open on days when the NYSE was not open and the Funds did not calculate their NAVs, and sometimes were not open on days when the Funds did calculate their NAVs. Even on days on which both the foreign market and the NYSE were open, several hours may have passed between the time when trading in the foreign market closed and the time as of which the Funds calculated their NAVs. That was generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America was generally the same as the closing time of the NYSE and the time as of which the Funds calculated their NAVs.

The valuation committee concluded that a price determined under the Funds’ valuation procedures was not readily available if, among other things, the valuation committee believed that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (“subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in one or more U.S. securities indices. Artisan Funds monitored for subsequent events using several tools. An indication by any of those tools of a potential material change in the value of securities resulted in either a meeting of the valuation committee, which considered whether a subsequent event had occurred and whether local market closing prices continued to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on information provided by a third party research service. This third party research service was used to assist in determining estimates of fair values for foreign securities. That service utilized statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value.

Estimates of fair values utilized by the Funds as described above may differ from the value realized on the subsequent sale of those securities and from quoted or published prices for those securities. The differences may have been material to the NAV of the applicable Fund or to the information presented.

Foreign stocks, as an asset, class may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investment in foreign securities (including, but not limited to, depositary receipts and participation certificates) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability. The risks of foreign investments are typically greater in emerging and less developed markets.

(b)

Fair value measurements – Under generally accepted accounting principles for fair value measurement, accounting standards clarify the definition of fair value for financial reporting, establish a framework for measuring fair value and require

NOTES TO FINANCIAL STATEMENTS

additional disclosures about the use of fair value measurements. In accordance with this standard, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The standard establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The three-tier hierarchy of inputs is summarized in three broad levels:

•	Level 1 – quoted prices in active markets for identical investments
•

Level 2 – other significant observable inputs (including but not limited to quoted prices for similar securities, interest rates, credit risks, etc. Securities primarily traded outside the U.S., whose values were adjusted as result of significant market movements, are classified as level 2)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining a fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

The following table summarizes each Fund’s investments by major security type, based on the inputs used to determine their fair values as of September 30, 2011 (in thousands):

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Global Equity
Equity Securities(1):
Americas	$4,001	$-		$-	$4,001
Emerging Markets	339	691		-	1,030
Europe	-	4,221		-	4,221
Pacific Basin	-	1,271		-	1,271
Repurchase Agreements	-	541		-	541
Total Investments in Securities	4,340	6,724		-	11,064
Derivatives:
Foreign Currency Forward Contracts(3)	-	-		-	-
Total	$4,340	$6,724	(2)	$-	$11,064

NOTES TO FINANCIAL STATEMENTS

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Global Value
Equity and Equity-Linked Securities(1):
Americas	$35,607	$-		$-	$35,607
Europe	2,220	19,175		-	21,395
Pacific Basin	-	5,144		-	5,144
Repurchase Agreements	-	4,589		-	4,589
Total Investments in Securities	37,827	28,908		-	66,735
Derivatives:
Foreign Currency Forward Contracts(3)	-	15		-	15
Total	$37,827	$28,923	(2)	$-	$66,750
Growth Opportunities
Equity Securities(1):
Americas	$96,625	$-		$-	$96,625
Emerging Markets	18,186	8,593		-	26,779
Europe	2,421	12,587		-	15,008
Pacific Basin	-	4,887		-	4,887
Repurchase Agreements	-	10,298		-	10,298
Total Investments in Securities	117,232	36,365		-	153,597
Derivatives:
Foreign Currency Forward Contracts(3)	-	5		-	5
Total	$117,232	$36,370	(2)	$-	$153,602
International
Equity Securities(1):
Americas	$397,669	$-		$-	$397,669
Emerging Markets	288,034	338,807		-	626,841
Europe	-	4,084,752		-	4,084,752
Middle East	-	-		-	-
Pacific Basin	-	2,438,039		-	2,438,039
Repurchase Agreements	-	246,213		-	246,213
Total	$685,703	$7,107,811	(2)	$-	$7,793,514
International Small Cap
Equity Securities(1):
Emerging Markets	$10,399	$111,734		$-	$122,133
Europe	11,908	280,097		-	292,005
Pacific Basin	3,181	90,788		-	93,969
Repurchase Agreements	-	50,781		-	50,781
Total	$25,488	$533,400	(2)	$-	$558,888

NOTES TO FINANCIAL STATEMENTS

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
International Value
Equity and Equity-Linked Securities(1):
Americas	$725,861	$-		$-	$725,861
Emerging Markets	-	21,934		-	21,934
Europe	168,562	2,481,284		-	2,649,846
Pacific Basin	-	690,238		-	690,238
Repurchase Agreements	-	128,934		-	128,934
Total Investments in Securities	894,423	3,322,390		-	4,216,813
Derivatives:
Foreign Currency Forward Contracts(3)	-	1,905		-	1,905
Total	$894,423	$3,324,295	(2)	$-	$4,218,718
Mid Cap
Equity Securities(1)	$4,790,407	$-		$-	$4,790,407
Repurchase Agreements	-	241,658		-	241,658
Total	$4,790,407	$241,658		$-	$5,032,065
Mid Cap Value
Equity Securities(1)	$5,997,680	$-		$-	$5,997,680
Repurchase Agreements	-	208,269		-	208,269
Total	$5,997,680	$208,269		$-	$6,205,949
Small Cap Fund
Equity Securities(1)	$314,208	$-		$-	$314,208
Repurchase Agreements	-	14,180		-	14,180
Total	$314,208	$14,180		$-	$328,388
Small Cap Value Fund
Equity Securities(1)	$2,568,355	$-		$-	$2,568,355
Repurchase Agreements	-	41,200		-	41,200
Total	$2,568,355	$41,200		$-	$2,609,555

NOTES TO FINANCIAL STATEMENTS

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Value
Equity Securities(1):
Consumer Discretionary	$42,139	$-		$-	$42,139
Consumer Staples	30,307	16,974		-	47,281
Energy	49,628	-		-	49,628
Financials	126,545	-		-	126,545
Healthcare	13,421	-		-	13,421
Industrials	12,086	-		-	12,086
Information Technology	159,414	-		-	159,414
Repurchase Agreements	-	10,526		-	10,526
Total	$433,540	$27,500	(2)	$-	$461,040

(1)See Fund’s Schedule of Investments for sector or country classifications.
(2) Includes securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.
(3) Derivative instruments are valued at unrealized appreciation.

Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Funds recognize transfers between levels as of the end of the period. At September 30, 2011, the fair market value of certain securities were adjusted, resulting in their Level 2 classification, due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE. The following table summarizes security transfers from Level 1 to Level 2 for each Fund as of September 30, 2011 (in thousands):

Transfers from Level 1 to Level 2
Global Equity	$4,135
Global Value	19,193
Growth Opportunities Fund	9,831
International	4,297,816
International Small Cap	381,965
International Value	2,395,331

As of September 30, 2011, there were no transfers of Level 3 securities.

(c)	Taxes – No provision was made for federal income taxes or excise taxes since each Fund intends to (i) comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and (ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Funds may utilize earnings and profits distributed to shareholders on redemptions of Fund shares as part of the dividends paid deduction.

The Funds have analyzed the tax positions taken on federal income tax returns for all open tax years (fiscal years 2008 through 2010) and have concluded that as of September 30, 2011, no provision for income tax is required in the Funds’ financial

NOTES TO FINANCIAL STATEMENTS

statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and each state’s department of revenue.

The Funds may be subject to taxes on realized gains from the sale of investment securities imposed by certain countries in which the Funds invest. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Net realized gain (loss) on investments” on the accompanying Statements of Operations. The amount of foreign tax owed, including withholding taxes of foreign dividends, is included in “Payable for foreign taxes” on the accompanying Statements of Assets and Liabilities.

(d)	Portfolio transactions – In determining a Fund’s NAV, security transactions and shareholder transactions were accounted for no later than one business day after trade date, in accordance with applicable regulations. However, for financial reporting purposes, security transactions and shareholder transactions were recorded on trade date in accordance with United States generally accepted accounting principles. Net realized gains and losses on securities were computed on specific security lot identification.

(e)	Foreign currency translation – Values of foreign investments, open foreign currency forward contracts, payables for capital gains taxes, payables and receivables for securities transactions, dividend and reclaim receivables, other receivables and payables, and cash denominated in a foreign currency were translated into U.S. dollars using a spot market rate of exchange as of the time of determination of each Fund’s NAV on the day of valuation. Purchases and sales of investments and dividend and interest income were translated into U.S. dollars using the current spot market rate of exchange on the date of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates was included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

The Funds may enter into (a) foreign currency contracts, and (b) foreign currency forward contracts. Foreign currency contracts are used to facilitate the purchase and sale of non-U.S. securities and generally settle within three business days. Foreign currency forward contracts are used to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. Open foreign currency contracts and foreign currency forward contracts, if any, were recorded at market value and recorded in the Statements of Assets and Liabilities. Realized and unrealized gains and losses were reported as foreign currency related transactions are recorded in the Statement of Operations.

As of September 30, 2011, Global Equity, Global Value, Growth Opportunities and International Value had outstanding foreign currency forward contracts, as shown on the Schedule of Investments. Foreign currency contracts are not separately disclosed in the Schedule of Investments.

For tax purposes, these foreign exchange gains and losses were treated as ordinary income or loss. The Funds could be exposed to loss if the counterparties fail to perform under these contracts. Other foreign currency related transaction gains and losses may result from currency gains and losses realized from the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books

NOTES TO FINANCIAL STATEMENTS

and the U.S. dollar equivalent of the amounts actually received or paid. The net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions arose from changes in the values of assets and liabilities, other than investments in securities, resulting from changes in foreign exchange rates.

(f)	Options – The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period in the event the option is exercised.

The premium that the Fund pays when purchasing an option or that the Fund receives when writing an option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of the trade.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statements of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss.

When the Fund purchases an option, the Fund pays a non-refundable premium to the seller (writer) of the option. The Fund includes the premium paid in the Statements of Assets and Liabilities as an equivalent asset. The amount of the asset is subsequently marked-to-market to reflect the current value of the option purchased. Premiums paid for purchased call and put options that have expired are treated as realized losses on investments in the Statements of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Growth Opportunities Fund entered into written call options during the year ended September 30, 2011 as follows:

	Number of Contracts	Premiums Received (in thousands)
Options outstanding at beginning of period	-	-
Options written	40	$11
Options terminated in closing transactions	(40)	(11)
Options outstanding at end of period	-	-

NOTES TO FINANCIAL STATEMENTS

(g)	Repurchase agreements – Each Fund may enter into repurchase agreements with institutions that the Adviser determined were creditworthy pursuant to criteria adopted by the board of directors. Repurchase agreements were recorded at cost plus accrued interest and were collateralized in an amount greater than or equal to the repurchase price plus accrued interest. Collateral (in the form of U.S. government securities) was held by the Funds’ custodian and in the event of default on the obligation of the counterparty to repurchase, the Funds had the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the proceeds from any sale of such collateral were less than the repurchase price, the Fund would have suffered a loss.

(h)	Depositary receipts – Each of the Funds may invest in depositary receipts. Depositary receipts are typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security issued by an issuer and deposited with the depositary.

(i)	Equity-linked participation certificates – Global Equity Fund, Global Value Fund, Growth Opportunities Fund, International Fund, International Small Cap Fund, International Value Fund, and Value Fund may invest in equity-linked participation certificates. Equity-linked participation certificates are derivative securities which are designed to provide synthetic exposure to one or more underlying securities. An investment in an equity-linked participation certificate typically entitles the holder to a return equal to the market return of the underlying security or securities, subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity-linked participation certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis.

(j)

Transfer agent and authorized agent fees – Each Fund paid fees to, and reimbursed expenses of, the Funds’ transfer agent. In addition, the Funds have authorized certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (with their designees, collectively “authorized agents”) to accept purchase, exchange and redemption orders for Investor Shares on the Funds’ behalf. Many authorized agents charged a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Fund’s behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts and other services. The fee was either based on the number of accounts to which the intermediary provided such services, or was a percentage (as of September 30, 2011 up to 0.40% annually) of the average value of Fund shares held in such accounts. Each Fund paid a portion of such fees, which are intended to compensate the authorized agent for its provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. The balance of the fees incurred was paid by the Adviser. The Funds’ expenses incurred for services provided by authorized agents were included in “Transfer agent fees” in the Statements of Operations. The table below shows the fees and expenses to

NOTES TO FINANCIAL STATEMENTS

the Funds’ transfer agent and the fees to authorized agents incurred by each class of each Fund during the year ended September 30, 2011 (in thousands):

	Year Ended 9/30/11
Fund	Fees and Expenses to Transfer Agent	Fees to Authorized Agents	Total
Global Equity - Investor Shares	$62	$24	$86
Global Value - Investor Shares	67	126	193
Growth Opportunities - Investor Shares	68	316	384
Growth Opportunities - Institutional Shares(1)	4	-	4
International - Investor Shares	641	15,788	16,429
International - Institutional Shares	22	-	22
International Small Cap - Investor Shares	77	1,038	1,115
International Value - Investor Shares	470	6,069	6,539
International Value - Institutional Shares	22	-	22
Mid Cap - Investor Shares	114	14,152	14,266
Mid Cap - Institutional Shares	20	-	20
Mid Cap Value - Investor Shares	556	15,598	16,154
Small Cap - Investor Shares	98	588	686
Small Cap Value - Investor Shares	103	6,884	6,987
Value - Investor Shares	93	940	1,033
Value - Institutional Shares(1)	5	-	5

(1)For the period of commencement of operations July 26, 2011 through September 30, 2011.

(k)	Commission recapture – Each of the Funds had the ability to direct portfolio trades to various brokers that have agreed to rebate a portion of the commissions generated. Such cash rebates were made directly to the applicable Fund and were included in net realized gain or loss on investments in the Statements of Operations for the year ended September 30, 2011 as follows (in thousands):

Global Equity	$-	(1)
Global Value	1
Growth Opportunities	8
International	554
International Small Cap	46
International Value	116
Mid Cap	353
Mid Cap Value	332
Small Cap	44
Small Cap Value	283
Value	35

(1) Amount rounds to less than $1.

NOTES TO FINANCIAL STATEMENTS

(l)	Use of estimates – The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(m)	Indemnifications – In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(n)	Other – Dividend income less foreign taxes withheld, if any, was generally recorded on the ex-dividend date. In some cases, the information was not available to the Fund on the ex-dividend date. In such cases, which may have included private placements and foreign securities, dividends were recorded as soon after the ex-dividend date as reliable information became available to the Funds. Non-cash dividends included in dividend income, if any, were generally recorded at the fair market value of securities received. Interest income was reported on the accrual basis. Distributions to shareholders were recorded on the ex-dividend date. Expenses attributable to Artisan Funds were generally allocated to each Fund based on net assets. However, other expense allocation methodologies were used, depending on the nature of the expense item. Expenses attributable to a particular Fund or class were allocated directly to that Fund or class.

The character of income and net realized gains and losses may differ in some instances for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts to more appropriately conform financial accounting to tax characterizations of dividend and capital gain distributions.

Global Equity Fund, Global Value Fund, Growth Opportunities Fund, International Fund, International Small Cap Fund and International Value Fund generally imposed a 2% redemption fee on Fund shares held 90 days or less. Those redemption fees were recorded as a reduction in the cost of shares redeemed and had the primary effect of increasing paid-in capital. Each Fund reserved the right to waive or reduce the 2% redemption fee on Fund shares held 90 days or less at its discretion when the Fund believed such waiver was in the best interests of the Fund, including but not limited to when it determined that imposition of the redemption fee was not necessary to protect the Fund from the effects of short-term trading. The Funds waived the fee on redemption of shares held by certain authorized agents or other Fund intermediaries and otherwise in accordance with the Funds’ prospectus.

(o)	New accounting pronouncement – In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-4, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). ASU No. 2011-4 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-4 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The Funds’ management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS

(3)	Derivative transactions:

The fair value of derivative instruments as reported in the Statements of Assets and Liabilities as of September 30, 2011 was as follows (in thousands):

Fund	Risk Exposure Category	Statement of Assets and Liabilities location	Value
Global Equity	Foreign currency forward contracts	Unrealized gain on foreign currency contracts	$1
	Foreign currency forward contracts	Unrealized loss on foreign currency contracts	(1)
Total			$-	(1)
Global Value	Foreign currency forward contracts	Unrealized gain on foreign currency contracts	$15
Growth Opportunities	Foreign currency forward contracts	Unrealized gain on foreign currency contracts	$5
International Value	Foreign currency forward contracts	Unrealized gain on foreign currency contracts	$1,905

(1)	Amount rounds to less than $1.

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2011 was as follows (in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Fund	Risk Exposure Category	Statement of Operations location	Value
Global Equity	Foreign currency forward contracts	Net realized gain (loss) on foreign currency related transactions	$- (1)
Global Value	Foreign currency forward contracts	Net realized loss on foreign currency related transactions	$(140)
Growth Opportunities	Foreign currency forward contracts	Net realized loss on foreign currency related transactions	$(78)
	Purchased Options	Net realized loss on investments	$(5)
	Written Options	Net realized gain on investments	9
Total			$(74)
International Value	Foreign currency forward contracts	Net realized gain (loss) on foreign currency related transactions	$(19,617)

(1)	Amount rounds to less than $1.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Fund	Risk Exposure Category	Statement of Operations location	Value
Global Equity	Foreign currency forward contracts	Net increase in unrealized appreciation or depreciation on foreign currency related transactions	$-	(1)
Global Value	Foreign currency forward contracts	Net increase in unrealized appreciation or depreciation on foreign currency related transactions	15
Growth Opportunities	Foreign currency forward contracts	Net increase in unrealized appreciation or depreciation on foreign currency related transactions	5
International Value	Foreign currency forward contracts	Net increase in unrealized appreciation or depreciation on foreign currency related transactions	1,905

(1)	Amount rounds to less than $1.

NOTES TO FINANCIAL STATEMENTS

Volume of derivative activity

For the year ended September 30, 2011, Global Equity Fund, Global Value Fund and Growth Opportunities Fund each held and closed out of two foreign currency forward contracts in addition to one foreign currency forward contract that is presented on each of the respective Schedules of Investments. International Value Fund held and closed out of three foreign currency forward contracts in addition to one foreign currency forward contract that is presented on the Schedule of Investments.

For the year ended September 30, 2011, Growth Opportunities Fund held and closed out of 40 written call option contracts and 80 purchased put option contracts.

(4)	Transactions with affiliates:

The Adviser, with which the officers and a director of Artisan Funds were affiliated, provided investment advisory and administrative services to the Funds. In exchange for those services, International Value Fund, Mid Cap Fund, Mid Cap Value Fund, Small Cap Fund, and Small Cap Value Fund paid a monthly management fee to the Adviser as follows:

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
Greater than $1 billion	0.925

Global Equity Fund and Global Value Fund paid a monthly management fee to the Adviser as follows:

Average Daily Net Assets	Annual Rate
Less than $1 billion	1.000%
$1 billion to $4 billion	0.975
$4 billion to $8 billion	0.950
$8 billion to $12 billion	0.925
Greater than $12 billion	0.900

International Fund paid a monthly management fee to the Adviser as follows:

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
$1 billion to $12 billion	0.925
Greater than $12 billion	0.900

International Small Cap Fund paid a monthly management fee to the Adviser at an annual rate of 1.250% of average daily net assets.

NOTES TO FINANCIAL STATEMENTS

Growth Opportunities Fund paid and Value Fund (for the period October 1, 2010 to November 30, 2010) paid a monthly management fee to the Adviser as follows:

Average Daily Net Assets	Annual Rate
Less than $1 billion	0.900%
$1 billion to $4 billion	0.875
$4 billion to $8 billion	0.850
$8 billion to $12 billion	0.825
Greater than $12 billion	0.800

Effective December 1, 2010, Value Fund paid a monthly management fee to the Adviser as follows:

Average Daily Net Assets	Annual Rate
Less than $50 million	0.800%
$50 million to $100 million	0.760
$100 million to $500 million	0.720
$500 million to $7.5 billion	0.680
Greater than $7.5 billion	0.640

The Adviser has contractually agreed to waive its management fee, and to the extent that the fee waiver is insufficient, to reimburse Global Equity Fund, Global Value Fund and Growth Opportunities Fund for any ordinary operating expenses in an amount sufficient to cause the Fund’s ordinary operating expenses, including the management fee, to be not more than 1.50% of average daily net assets, annually. This contract continues through February 1, 2013, at which time the Adviser will determine whether to renew, revise or discontinue it. For the year ended September 30, 2011, expenses of approximately $208,000, $120,000 and $17,000 incurred by Global Equity Fund, Global Value Fund and Growth Opportunities Fund, respectively, were waived by the Adviser.

The officers and director of Artisan Funds who are affiliated with the Adviser receive no compensation from the Funds.

Prior to April 1, 2011, each director who was not an affiliated person of the Adviser received an annual retainer of $180,000, payable quarterly, as well as reimbursement of expenses related to his duties as a director of Artisan Funds. The amount of the annual retainer increased by $10,000 with each new series of Artisan Funds. In addition, the non-interested chair of the board of directors received an annual retainer of $60,000, payable quarterly, and each chair of a board committee who was a non-interested director received an annual retainer of $30,000, payable quarterly. Effective April 1, 2011, each director who was not an affiliated person of the Adviser receives an annual retainer of $200,000, payable quarterly, which will increase by $10,000 with each new series of Artisan Funds. The additional annual retainer fees for the non-interested chair of the board of directors and each non-interested chair of a board committee were not changed from the prior period. These fees were generally allocated to each of Artisan Funds based on net assets, subject to a minimum allocation of $1,500 to each Fund per quarter.

Artisan Funds has adopted a deferred compensation plan for directors who are not affiliated persons of the Adviser that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the directors under the plan, deferred amounts would be

NOTES TO FINANCIAL STATEMENTS

invested in shares of Artisan Funds as selected by the individual directors. Each Fund would purchase shares of Artisan Funds selected for deferral by the director in amounts equal to his investment, resulting in a Fund asset equal to the deferred compensation liability. As of September 30, 2011, no current directors have elected to participate in the deferred compensation plan.

Shares of Artisan Funds were offered for sale by Artisan Partners Distributors LLC (“Distributors”). Distributors is wholly owned by Artisan Holdings. All distribution expenses relating to the Funds were paid by the Adviser.

(5)	Line of credit arrangement:

Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company (“SSB”), which expires in August 2012, under which each Fund may borrow up to $75 million, provided that such borrowing does not exceed the least of (a) 33 1/3% of its adjusted net assets, with adjusted net assets being total assets less total liabilities (excluding indebtedness for borrowed money) after giving effect to the loan, (b) the maximum amount the Fund may borrow under applicable law, (c) the limitations included in the Funds’ prospectus, or (d) any limitations on borrowings in any agreement with any governmental authority or regulator; provided that the aggregate borrowings by all Artisan Funds may not exceed $100 million. For the period October 1, 2010 to August 15, 2011, Artisan Funds paid a commitment fee at the annual rate of 0.125% on the unused portion of the line of credit and interest was charged on any borrowings at the current Federal Funds rate plus 1.25%. For the period October 1, 2010 to August 15, 2011, SSB agreed to waive 0.025% of the commitment fee by reducing the Funds’ custody expenses. Effective August 16, 2011, Artisan Funds paid a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit and interest was charged on any borrowings at the current Federal Funds rate plus 1.25%. The commitment fee and the related waiver are allocated to each Fund based on net assets. The use of the line of credit was generally restricted to temporary borrowing for extraordinary or emergency purposes. During the year ended September 30, 2011, there were no borrowings under the line of credit for Global Value Fund, Growth Opportunities Fund, International Fund, International Value Fund, Mid Cap Fund, Mid Cap Value Fund, Small Cap Fund, Small Cap Value Fund and Value Fund. During the year ended September 30, 2011, Global Equity Fund had maximum borrowings of $329,000 and International Small Cap Fund had maximum borrowings of $3,393,000.

(6)	Investment transactions:

The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended September 30, 2011 were as follows (in thousands):

Fund	Security Purchases	Security Sales
Global Equity	$19,092	$18,724
Global Value	49,148	16,580
Growth Opportunities	184,741	97,935
International	6,663,902	7,722,484
International Small Cap	316,695	535,748
International Value	2,553,612	1,271,546
Mid Cap	3,391,387	3,563,461
Mid Cap Value	2,531,672	2,020,802
Small Cap	254,737	287,675
Small Cap Value	1,504,884	1,389,424
Value	472,084	293,026

NOTES TO FINANCIAL STATEMENTS

(7)	Transactions in securities of affiliates:

The table below shows information about securities of the Funds’ “affiliates” (as defined below) that were held by the Funds, purchased or sold by the Funds, or from which dividends were received by the Funds during the year ended September 30, 2011 (dollar values in thousands). The Funds identify a company as an affiliate for the purpose of this report if one or more of the Funds owned, in the aggregate, voting securities that it believed represented 5% or more of that company’s outstanding voting securities (as defined by the Investment Company Act of 1940) during the year ended September 30, 2011.

		As of 9/30/10					As of 9/30/11
Fund	Security	Share Balance	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Dividend Income(1)	Share Balance	Value
Global Value
	Arch Capital Group Ltd.(2)	14,900	$1,098	$45	$3	$-	78,490	$2,565
	Signet Jewelers Ltd.(2)(3)	45,395	1,178	350	23	-	65,252	2,206
	Total(4)		$2,276	$395	$26	$-		$2,565
International
	E-Commerce China Dangdang, Inc., Class A (DR)(2)(3)	-	$30,194	$30,194	$(4,123)	$-	-	$-
	Total(4)		$30,194	$30,194	$(4,123)	$-	-	$-
International Value
	Aderans Co., Ltd.(5)	1,956,400	$6,353	$1,403	$(1)	$-	2,420,067	$22,437
	Arch Capital Group Ltd.(2)	1,543,774	37,892	8,881	666	-	5,572,034	182,066
	ICON PLC (DR)(2)(5)	-	63,891	4,787	882	-	2,871,675	46,177
	Qinetiq Group PLC	41,112,031	41,700	-	-	1,616	62,402,252	112,476
	Savills Plc	8,553,847	11,700	3,325	196	1,971	9,951,406	44,068
	Signet Jewelers Ltd.(2)(3)	4,397,187	19,009	35,945	2,012	-	3,882,479	131,228
	Total(4)		$180,545	$54,341	$3,755	$3,587		$407,224
Mid Cap
	athenahealth, Inc.(2)	1,680,000	$18,599	$5,814	$685	$-	1,956,015	$116,481
	GSI Commerce, Inc.(3)	3,010,400	4,912	77,506	7,374	-	-	-
	Total(4)		$23,511	$83,320	$8,059	$-		$116,481
Mid Cap Value
	Acuity Brands, Inc.(3)	1,816,815	$-	$60,542	$41,750	$380	-	$-
	Alleghany Corporation(2)	560,601	9,171	0	0	-	599,507	172,958
	Arch Capital Group Ltd.(2)	1,667,173	3,675	24,249	6,918	-	4,083,819	133,439
	Arrow Electronics, Inc.(2)	4,584,000	14,434	-	-	-	4,982,100	138,403
	Hubbell Inc., Class B(3)(5)	2,635,900	1,371	25,856	11,990	3,574	2,125,000	105,273
	Ingram Micro Inc.(2)	8,219,600	28,572	-	-	-	9,752,200	157,303
	Lexmark International, Inc.(2)(5)	-	159,080	2,658	(356)	-	4,113,200	111,180
	Total(4)		$216,303	$113,305	$60,302	$3,954		$713,283

See notes on page 101.

NOTES TO FINANCIAL STATEMENTS

		As of 9/30/10					As of 9/30/11
Fund	Security	Share Balance	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Dividend Income(1)	Share Balance	Value
Small Cap
	Acuity Brands, Inc.(3)(5)	94,000	$7,599	$2,732	$(196)	$80	191,600	$6,905
	athenahealth, Inc.(2)	210,300	3,518	3,380	242	-	204,500	12,178
	GSI Commerce, Inc.(3)	356,200	94	6,501	3,592	-	-	-
	Total(4)		$11,211	$12,613	$3,638	$80		$12,178
Small Cap Value
	Actel Corporation(3)	2,060,954	$-	$25,259	$17,774	$-	-	$-
	Acuity Brands, Inc.(3)	552,899	-	20,508	10,844	105	-	-
	AMN Healthcare Services, Inc.(3)	1,772,616	-	27,832	(16,117)	-	-	-
	Arrow Electronics, Inc.(2)	1,504,847	1,398	5,844	4,056	-	1,317,447	36,599
	Comfort Systems USA, Inc.	2,815,126	-	1,518	(122)	551	2,698,526	22,452
	CONMED Corporation(2)	1,574,059	-	-	-	-	1,574,059	36,219
	CRA International, Inc.(2)	625,800	893	-	-	-	661,700	13,241
	Cross Country Healthcare, Inc.(3)	1,693,026	-	23,929	(11,455)	-	-	-
	H.B. Fuller Company(5)	2,153,533	21,200	-	-	788	3,158,433	57,547
	Hatteras Financial Corp.(5)	-	53,439	-	-	4,909	1,812,500	45,603
	Hawaiian Holdings, Inc.(2)(5)	-	14,138	-	-	-	2,548,300	10,728
	ICON PLC (DR)(2)(5)	-	19,049	-	-	-	921,041	14,810
	Lexmark International, Inc.(2)(5)	591,887	30,786	-	-	-	1,471,587	39,777
	Manhattan Associates, Inc.(2)	1,564,924	-	9,497	4,211	-	1,184,624	39,187
	Neutral Tandem, Inc.(2)(5)	-	28,015	-	-	-	1,850,400	17,912
	Orbotech, Ltd.(2)(3)	2,447,487	1,038	41,156	(18,354)	-	713,214	6,904
	ORION MARINE GROUP, INC.(2)(5)	1,059,900	9,625	-	-	-	1,851,400	10,683
	Penn Virginia Corporation(5)	694,800	24,275	-	-	453	2,298,900	12,805
	PetMed Express, Inc.(3)(5)	-	22,550	9,523	(4,073)	495	832,500	7,493
	PICO Holdings, Inc.(2)(5)	1,105,390	6,002	-	-	-	1,323,090	27,137
	Quanex Building Products Corporation(5)	1,659,226	4,189	-	-	286	1,909,726	20,912
	RadiSys Corporation(2)(3)	1,878,597	-	7,793	(2,509)	-	1,200,597	7,348
	Rosetta Stone Inc.(2)(5)	-	15,969	-	-	-	1,179,600	10,793
	Rudolph Technologies, Inc.(2)(3)	2,819,378	2,903	23,403	(2,767)	-	1,343,628	8,989
	School Specialty, Inc.(2)	1,769,253	-	-	-	-	1,769,253	12,615
	Sykes Enterprises, Incorporated(2)	2,548,994	10,879	-	-	-	3,130,694	46,804
	Ultra Clean Holdings, Inc.(3)	1,558,796	-	16,195	(1,895)	-	-	-
	Ultratech, Inc.(2)	1,944,953	10,198	6,101	5,146	-	1,948,353	33,414
	Total(4)		$276,546	$218,558	$(15,261)	$7,587		$509,238

See notes on page 101.

NOTES TO FINANCIAL STATEMENTS

		As of 9/30/10					As of 9/30/11
Fund	Security	Share Balance	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Dividend Income(1)	Share Balance	Value
Value
	Arch Capital Group Ltd.(2)	139,500	$5,973	$4,231	$743	$-	439,300	$14,354
	Ingram Micro Inc.(2)	540,200	9,085	595	(92)	-	1,000,700	16,141
	Total(4)		$15,058	$4,826	$651	$-		$30,495

(1)	Net of foreign taxes withheld, if any.
(2)	Non-income producing security.
(3)	Issuer was no longer an affiliate as of September 30, 2011.
(4)	Total value as of September 30, 2011 is presented for only those issuers that were affiliates as of September 30, 2011.
(5)	Issuer was not an affiliate as of September 30, 2010.

(8)	Information for Federal income tax purposes:

For Federal income tax purposes, the cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) on investments as of September 30, 2011 were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
Global Equity	$11,564	$408	$(908)	$(500)
Global Value	65,837	5,304	(4,406)	898
Growth Opportunities	151,649	15,967	(14,019)	1,948
International	8,175,187	652,241	(1,033,914)	(381,673)
International Small Cap	528,043	95,448	(64,603)	30,845
International Value	4,300,722	357,063	(440,972)	(83,909)
Mid Cap	3,918,826	1,267,624	(154,385)	1,113,239
Mid Cap Value	6,207,224	487,469	(488,744)	(1,275)
Small Cap	288,142	67,246	(27,000)	40,246
Small Cap Value	2,867,525	203,393	(461,363)	(257,970)
Value	493,964	12,658	(45,582)	(32,924)

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

NOTES TO FINANCIAL STATEMENTS

The tax characterization of ordinary income dividends and long-term capital gain distributions paid during the year ended September 30, 2011 and the year ended September 30, 2010 were as follows (in thousands):

	Year Ended 9/30/11		Year Ended 9/30/10
Fund	Ordinary Income Dividends	Long-Term Capital Gain Distributions	Ordinary Income Dividends	Long-Term Capital Gain Distributions
Global Equity	$158	$-	$-	$-
Global Value	313	-	689	-
Growth Opportunities	224	810	-	-
International	87,763	-	129,088	-
International Small Cap	457	-	4,971	-
International Value	51,946	-	42,229	-
Mid Cap Value	80,288	66,416	19,094	-
Small Cap Value	2,837	-	2,598	-
Value	2,455	-	840	-

Ordinary income dividends and long-term capital gain distributions were determined in accordance with income tax regulations that impose treatment that is different from the treatment that would result from the application of United States generally accepted accounting principles for such items as net short-term gains, wash sale loss deferrals, passive foreign investment company transactions, foreign currency transactions, net investment losses and post-October losses. Gains on redemptions-in-kind for Mid Cap Fund of $78,603,000 were included in net realized gain (loss) on investments in the Statements of Operations for the year ended September 30, 2011, and were not recognized for Federal income tax purposes.

Additional tax information as of and for the year ended September 30, 2011 follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Post-October Losses	Other Deferred Gains (Losses)(1)
Global Equity	$219	$-	$-	$(2)
Global Value	-	1,391	(96)	-
Growth Opportunities	-	1,422	(406)	(20)
International	120,926	-	-	(1,361)
International Small Cap	2,353	-	-	(11)
International Value	-	12,238	-	12
Mid Cap	-	-	-	(192)
Mid Cap Value	137,477	362,284	-	-
Small Cap Value	52,049	187,262	-	-
Value	2,606	-	-	(4)

(1) Other deferred gains and losses relate to (a) gains or losses on transactions that occurred subsequent to year end that affected the distributable earnings at September 30, 2011 such as wash sales, (b) unrealized gains and losses on open foreign currency contracts and (c) other items.

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2011, the Funds had capital loss carryovers as follows (in thousands):

	Expiring 2017	Expiring 2018	Total
International	$52,715	$1,780,664	$1,833,379
International Small Cap	-	41,479	41,479
Mid Cap	-	85,052	85,052
Small Cap	12,975	132,871	145,846
Value	4,793	47,952	52,745

For the year ended September 30, 2011, the Funds used capital loss carryovers as follows (in thousands):

Capital Loss Carryovers Used
Global Value	$472
International	793,973
International Small Cap	76,904
International Value	119,740
Mid Cap	550,188
Small Cap	76,989
Small Cap Value	57,835
Value	30,711

NOTES TO FINANCIAL STATEMENTS

(9)	Fund share activities:

Capital share transactions for the Funds were as follows (dollar values in thousands):

	GLOBAL EQUITY	GLOBAL VALUE	GROWTH OPPORTUNITIES		INTERNATIONAL
Year ended September 30, 2011	Investor Shares	Investor Shares	Investor Shares	Institutional Shares(1)	Investor Shares	Institutional Shares
Proceeds from shares issued	$3,476	$42,770	$116,536	$1,599	$1,303,630	$200,095
Net asset value of shares transferred	-	-	(14,153)	14,153	-	-
Net asset value of shares issued in reinvestment of dividends and distributions	157	308	1,027	-	54,788	25,401
Cost of shares redeemed(2)	(2,691)	(8,634)	(21,486)	-	(2,190,720)	(366,860)

Net increase (decrease) from fund share transactions	$942	$34,444	$81,924	$15,752	$(832,302)	$(141,364)

Shares sold	305,877	4,188,478	9,228,735	133,801	60,685,817	9,123,456
Shares transferred	-	-	(1,057,788)	1,057,788	-	-
Shares issued in reinvestment of dividends and distributions	14,140	30,390	85,008	-	2,556,612	1,178,671
Shares redeemed	(233,297)	(851,645)	(1,746,821)	-	(100,130,658)	(16,394,727)

Net increase (decrease) in capital shares	86,720	3,367,223	6,509,134	1,191,589	(36,888,229)	(6,092,600)

	GLOBAL EQUITY	GLOBAL VALUE	GROWTH OPPORTUNITIES		INTERNATIONAL
Year ended September 30, 2010	Investor Shares(3)	Investor Shares	Investor Shares		Investor Shares	Institutional Shares
Proceeds from shares issued	$10,367	$8,653	$30,913		$1,714,559	$254,936
Net asset value of shares issued in reinvestment of dividends and distributions	-	681	-		85,907	32,933
Cost of shares redeemed(2)	(181)	(5,741)	(15,045)		(2,313,013)	(871,513)

Net increase (decrease) from fund share transactions	$10,186	$3,593	$15,868		$(512,547)	$(583,644)

Shares sold	1,042,184	969,513	3,195,776		87,169,342	12,936,483
Shares issued in reinvestment of dividends and distributions	-	78,194	-		4,233,932	1,614,352
Shares redeemed	(19,245)	(650,835)	(1,589,013)		(119,470,363)	(44,484,274)

Net increase (decrease) in capital shares	1,022,939	396,872	1,606,763		(28,067,089)	(29,933,439)

(1)	For the period from commencement of operations July 26, 2011 through September 30, 2011.
(2)	Net of redemption fees of:

Fund	9/30/2011	9/30/2010
Global Equity - Investor Shares	$1	$0
Global Value - Investor Shares	16	6
Growth Opportunities - Investor Shares	4	-
Growth Opportunities - Institutional Shares	-	-
International - Investor Shares	460	528
International - Institutional Shares	157	168

(3)	For the period from commencement of operations March 29, 2010 through September 30, 2010.

NOTES TO FINANCIAL STATEMENTS

	INTERNATIONAL SMALL CAP	INTERNATIONAL VALUE		MID CAP
Year ended September 30, 2011	Investor Shares	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Proceeds from shares issued	$134,384	$1,396,183	$547,792	$1,160,346	$66,013
Net asset value of shares issued in reinvestment of dividends and distributions	416	32,185	11,352	-	-
Cost of shares redeemed(1)	(315,635)	(617,777)	(71,466)	(1,278,871)	(90,606)

Net increase (decrease) from fund share transactions	$(180,835)	$810,591	$487,678	$(118,525)	$(24,593)

Shares sold	6,925,299	51,358,305	20,384,767	33,974,631	1,869,251
Shares issued in reinvestment of dividends and distributions	21,365	1,197,336	422,463	-	-
Shares redeemed	(15,988,028)	(23,292,083)	(2,603,912)	(37,508,365)	(2,521,038)

Net increase (decrease) in capital shares	(9,041,364)	29,263,558	18,203,318	(3,533,734)	(651,787)

	INTERNATIONAL SMALL CAP	INTERNATIONAL VALUE		MID CAP
Year ended September 30, 2010	Investor Shares	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Proceeds from shares issued	$231,472	$1,211,662	$330,197	$744,135	$19,299
Net asset value of shares issued in reinvestment of dividends and distributions	4,715	31,364	5,319	-	-
Cost of shares redeemed(1)	(213,357)	(483,111)	(15,346)	(842,511)	(65,732)

Net increase (decrease) from fund share transactions	$22,830	$759,915	$320,170	$(98,376)	$(46,433)

Shares sold	13,620,398	52,013,751	14,377,757	28,632,435	694,723
Shares issued in reinvestment of dividends and distributions	280,489	1,378,042	233,794	-	-
Shares redeemed	(12,880,474)	(20,943,757)	(655,580)	(32,462,368)	(2,402,397)

Net increase (decrease) in capital shares	1,020,413	32,448,036	13,955,971	(3,829,933)	(1,707,674)

(1)	Net of redemption fees of:

Fund	9/30/2011	9/30/2010
International Small Cap - Investor Shares	$10	$38
International Value - Investor Shares	279	323
International Value - Institutional Shares	84	71

NOTES TO FINANCIAL STATEMENTS

	MID CAP VALUE	SMALL CAP	SMALL CAP VALUE	VALUE
Year ended September 30, 2011	Investor Shares	Investor Shares	Investor Shares	Investor Shares	Institutional Shares(1)
Proceeds from shares issued	$1,807,081	$161,710	$661,190	$273,248	$36,577
Net asset value of shares transferred	-	-	-	(21,242)	21,242
Net asset value of shares issued in reinvestment of dividends and distributions	137,560	-	2,731	2,273	-
Cost of shares redeemed	(1,436,373)	(188,566)	(640,783)	(106,948)	-

Net increase (decrease) from fund share transactions	$508,268	$(26,856)	$23,138	$147,331	$57,819

Shares sold	86,270,818	9,258,288	39,082,613	27,593,098	3,866,137
Shares transferred	-	-	-	(2,004,008)	2,004,008
Shares issued in reinvestment of dividends and distributions	6,905,600	-	162,466	241,039	-
Shares redeemed	(69,234,568)	(11,269,301)	(37,996,832)	(10,864,145)	-

Net increase (decrease) in capital shares	23,941,850	(2,011,013)	1,248,247	14,965,984	5,870,145

	MID CAP VALUE	SMALL CAP	SMALL CAP VALUE	VALUE
Year ended September 30, 2010	Investor Shares	Investor Shares	Investor Shares	Investor Shares
Proceeds from shares issued	$1,697,862	$78,066	$862,413	$130,447
Net asset value of shares issued in reinvestment of dividends and distributions	17,788	-	2,474	811
Cost of shares redeemed	(1,187,432)	(231,386)	(550,117)	(64,499)

Net increase (decrease) from fund share transactions	$528,218	$(153,320)	$314,770	$66,759

Shares sold	95,065,167	5,784,828	59,983,122	15,026,128
Shares issued in reinvestment of dividends and distributions	1,003,270	-	176,813	94,772
Shares redeemed	(66,387,040)	(17,293,770)	(38,107,726)	(7,544,347)

Net increase (decrease) in capital shares	29,681,397	(11,508,942)	22,052,209	7,576,553

(1)	For the period from commencement of operations July 26, 2011 through September 30, 2011.

(10)	Subsequent Events:

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Artisan Partners Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Artisan Global Equity Fund, Artisan Global Value Fund, Artisan Growth Opportunities Fund (formerly Artisan Opportunistic Growth Fund), Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund, Artisan Small Cap Value Fund, and Artisan Value Fund (formerly Artisan Opportunistic Value Fund) (eleven of the twelve portfolios constituting Artisan Partners Funds, Inc. (formerly Artisan Funds, Inc.)) (the “Funds”) as of September 30, 2011, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artisan Global Equity Fund, Artisan Global Value Fund, Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund, Artisan Small Cap Value Fund, and Artisan Value Fund of Artisan Partners Funds, Inc. at September 30, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 21, 2011

NOTES TO FINANCIAL STATEMENTS

Other Federal tax information (unaudited):

The Internal Revenue Code requires that shareholders be notified within 60 days of the Funds’ fiscal year-end of certain information regarding long-term capital gains, qualified dividend income and the dividends received deduction for corporate shareholders. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV which provides the federal tax status of dividends and distributions received during the calendar year. Shareholders are advised to consult their own tax advisor with respect to the specific tax consequences of investment in the Funds.

Each Fund hereby designates the following amounts as (i) long-term capital gain distributions for purposes of the dividends paid deduction (including earnings and profits distributed to shareholders on redemption of Fund shares, in thousands), (ii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2011 that are considered qualified dividend income as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, and (iii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2011 that are eligible for the dividends received deduction available to certain corporate shareholders.

Fund	Long-Term Capital Gains	Qualified Dividend Income	Dividends Received Deduction
Global Equity	$41	81.33%	17.21%
Global Value	66	100.00	100.00
Growth Opportunities	1,498	37.06	26.19
International	-	100.00	7.40
International Small Cap	-	100.00	-
International Value	166	100.00	-
Mid Cap	-	-	-
Mid Cap Value	89,312	89.55	89.04
Small Cap	-	-	-
Small Cap Value	10,760	99.83	99.81
Value	-	100.00	100.00

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of Artisan Funds, you may incur transaction costs, including redemption fees, and you will incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The first line under the name of each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the name of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line below each Fund’s name in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio for the six months ended September 30, 2011 and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period 4/1/2011-9/30/2011(1)
Artisan Global Equity Fund - Investor Shares
Actual	$1,000.00	$850.35	$6.96
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59
Artisan Global Value Fund - Investor Shares
Actual	$1,000.00	$890.60	$7.11
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59
Artisan Growth Opportunities Fund - Investor Shares
Actual	$1,000.00	$831.90	$6.70
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.38

See notes on page 110.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period 4/1/2011-9/30/2011(1)
Artisan International Fund - Investor Shares
Actual	$1,000.00	$818.30	$5.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.12
Artisan International Small Cap Fund - Investor Shares
Actual	$1,000.00	$809.50	$6.76
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.54
Artisan International Value Fund - Investor Shares
Actual	$1,000.00	$842.90	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.92
Artisan Mid Cap Fund - Investor Shares
Actual	$1,000.00	$862.80	$5.65
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.12
Artisan Mid Cap Value Fund - Investor Shares
Actual	$1,000.00	$852.80	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97
Artisan Small Cap Fund - Investor Shares
Actual	$1,000.00	$863.10	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.53
Artisan Small Cap Value Fund - Investor Shares
Actual	$1,000.00	$775.50	$5.25
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97
Artisan Value Fund - Investor Shares
Actual	$1,000.00	$889.60	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57

(1)

Expenses are equal to the Fund’s ratio of expenses to average net assets for the six-month period ended September 30, 2011 (shown below), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Fund	Annualized Ratio of Expenses to Average Net Assets for the Six-Month Period Ended September 30, 2011
Artisan Global Equity Fund - Investor Shares(1)	1.50%
Artisan Global Value Fund - Investor Shares(1)	1.50%
Artisan Growth Opportunities Fund - Investor Shares	1.46%
Artisan International Fund - Investor Shares	1.21%
Artisan International Small Cap Fund - Investor Shares	1.49%
Artisan International Value Fund - Investor Shares	1.17%
Artisan Mid Cap Fund - Investor Shares	1.21%

See notes on page 111.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

Fund	Annualized Ratio of Expenses to Average Net Assets for the Six-Month Period Ended September 30, 2011
Artisan Mid Cap Value Fund - Investor Shares	1.18%
Artisan Small Cap Fund - Investor Shares	1.29%
Artisan Small Cap Value Fund - Investor Shares	1.18%
Artisan Value Fund - Investor Shares	1.10%

(1) The annualized ratio of expenses to average net assets excludes expenses waived or paid by the Adviser.

NOTES ON MANAGEMENT’S DISCUSSION  OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

The discussions of each Fund included in this report include statistical information about the portfolios of each of the Funds. Except as otherwise noted, that information is as of September 30, 2011. That information will vary with changes in a Fund’s portfolio investments. The performance information for each Fund relative to its benchmark index discussed in this report was prepared by the Adviser using information reported by FactSet Research Systems, Inc. (“FactSet”). For the purposes of assigning portfolio securities to a particular country, the Adviser considers an issuer to be from a particular country as designated by its securities information vendors. The Adviser currently uses MSCI Inc. as its primary source and FactSet as a secondary source for this information. In the event (i) the Adviser’s securities information vendors do not assign a security to a particular country or if the published classification appears to be clearly erroneous, or (ii) its primary vendor does not assign a security to a particular country and the secondary vendor has assigned a security to a particular country by using a methodology that is not the same as the methodology the primary vendor uses to assign a country, the Adviser assigns the security to a country using the primary vendor’s published criteria (to the extent available) or the Adviser’s own judgment. The primary information vendor’s criteria class currently include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Country designations may change over time.

For the purposes of assigning portfolio securities to a particular sector and industry, the Adviser assigns securities in accordance with the sector and industry classifications of the Global Industry Classification Standard (GICS®) developed by MSCI Inc. and Standard & Poor’s. In the event the Adviser’s securities information vendors do not classify a security to a particular sector or industry, or if the published classification appears to be clearly erroneous, the Adviser classifies the security according to its own judgment, using other securities information vendors, the company description and other publicly available information about the company’s peer group. Sector and industry classifications may change over time.

The names of portfolio securities reflected in this report are as reported by the Funds’ data providers, may not represent the legal name of the entity and, in some cases, are translations of non-English names.

Definition of Portfolio Statistic

Market Capitalization is the aggregate value of all of a company’s outstanding equity securities.

Descriptions of Indices

Each Fund’s performance is compared in this report to changes in one or more indices, including in all cases a broad-based index of changes in prices of securities in the markets in which the Fund invests. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Funds’ returns, the returns of each index do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index. An investment cannot be made directly in an index. Fair value pricing is not employed by market indices.

NOTES ON MANAGEMENT’S DISCUSSION OF  FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

The indices to which the Funds are compared are:

Artisan Global Equity, Artisan Global Value and Artisan Growth Opportunities Funds – Morgan Stanley Capital International All Country World IndexSM (MSCI ACWISM) is a market-weighted index of global developed and emerging markets.

Artisan Growth Opportunities and Artisan Value Funds – Russell 1000® Index is a market-weighted index of about 1,000 large U.S. companies.

Artisan International, Artisan International Small Cap and Artisan International Value Funds – Morgan Stanley Capital International EAFE® Index (MSCI EAFE®) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada. MSCI EAFE®’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Fund – Morgan Stanley Capital International EAFE® Growth Index (MSCI EAFE® Growth) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, that exhibits growth investment style characteristics according to MSCI’s methodology. MSCI EAFE® Growth’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Small Cap Fund – Morgan Stanley Capital International EAFE® Small Cap Index (MSCI EAFE® Small Cap) is a market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

Artisan International Value Fund – Morgan Stanley Capital International EAFE® Value Index (MSCI EAFE® Value) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, that exhibits value investment style characteristics according to MSCI’s methodology.

Artisan Mid Cap and Artisan Mid Cap Value Funds – Russell Midcap® Index is a market-weighted index of about 800 medium-sized U.S. companies.

Artisan Mid Cap Fund – Russell Midcap® Growth Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with higher price-to-book and higher forecasted growth values.

Artisan Mid Cap Value Fund – Russell Midcap® Value Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values.

Artisan Small Cap and Artisan Small Cap Value Funds – Russell 2000® Index is a market-weighted index of about 2,000 small U.S. companies.

Artisan Small Cap Fund – Russell 2000® Growth Index is a market-weighted index of those small companies included in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

Artisan Small Cap Value Fund – Russell 2000® Value Index is a market-weighted index of those small companies included in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.

Artisan Value Fund – Russell 1000® Value Index is a market-weighted index of those large companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

NOTES ON MANAGEMENT’S DISCUSSION OF FUND  PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

Trademarks

Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report, if any, are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of the Adviser and may not be copied, reproduced, published or in any way used without written permission.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Artisan Partners Limited Partnership. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The MSCI information may only be used by the reader, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or any indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the reader of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall MSCI Parties have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.mscibarra.com)

Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of Artisan Funds. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in Artisan Funds’ presentation thereof.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of Artisan Funds’ proxy voting policies and procedures, without charge, upon request by calling 800.344.1770. That information also is included in Artisan Funds’ statements of additional information, which are available without charge, on the Funds’ website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Information relating to how each Artisan Fund voted proxies relating to portfolio securities held during the twelve-month period ended June 30 is available without charge, on the Funds’ website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

INFORMATION ABOUT PORTFOLIO SECURITIES

Artisan Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31 and June 30 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

DIRECTORS AND OFFICERS

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The board of directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers as of November 17, 2011, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during at least the last five years are shown below. Each director oversees all twelve series of Artisan Funds.

Name and Age at 11/17/11	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during at least the Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Directors who are not “interested persons” of Artisan Funds:
David A. Erne – 68	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).
Thomas R. Hefty – 64	Director	3/27/95	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Professor, Department of Business and Economics, Ripon College; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services).	None.
Patrick S. Pittard – 65	Director	8/9/01	Chief Executive Officer of ACT Bridge, Inc. (enterprise talent management firm); Distinguished Executive in Residence (teaching position), University of Georgia; until October 2001, Chairman of the Board, President and Chief Executive Officer of Heidrick & Struggles International, Inc. (executive search firm).	Director, Lincoln National Corporation (insurance and investment management company); former Director, Cbeyond, Inc. (telecommunications company, formerly Cbeyond Communications, Inc.).

DIRECTORS AND OFFICERS

Name and Age at 11/17/11	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during at least the Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Howard B. Witt – 71	Director	3/27/95	Retired; until December 2004, Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices).	Former Director, Franklin Electric Co., Inc. (manufacturer of electric motors).
Director who is an “interested person” of Artisan Funds:
Andrew A. Ziegler – 54*	Director	1/5/95	Managing Director of Artisan Partners; until February 2010, President and Chief Executive Officer of Artisan Funds.	None.
Officers:
Eric R. Colson – 41	President and Chief Executive Officer	2/9/10	Managing Director and Chief Executive Officer of Artisan Partners since January 2010; prior thereto, Managing Director and Chief Operating Officer – Investment Operations of Artisan Partners.	None.
Brooke J. Billick – 57	Chief Compliance Officer	8/19/04	Chief Compliance Officer and Associate Counsel of Artisan Partners; Chief Compliance Officer of Artisan Partners Distributors LLC.	None.
Gregory K. Ramirez – 41	Chief Financial Officer and Treasurer	2/8/11	Managing Director and since March 2010 Chief Accounting Officer of Artisan Partners; Assistant Treasurer of Artisan Partners Distributors LLC; until February 2011, Assistant Secretary and Assistant Treasurer of Artisan Funds.	None.
Sarah A. Johnson – 39	General Counsel, Vice President and Secretary	2/8/11	Managing Director (since March 2010) and Associate Counsel of Artisan Partners; until February 2011, Assistant Secretary of Artisan Funds.	None.
James S. Hamman, Jr. – 42	Vice President and Assistant Secretary	2/8/11	Associate Counsel of Artisan Partners since March 2010; from January 2008 until February 2010, Principal of Elite Investment Partners, LLC; prior thereto, Executive Vice President, General Counsel and Secretary of Calamos Asset Management, Inc.	None.

*	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the Investment Company Act of 1940, because he is a Managing Director of Artisan Partners and an officer of Artisan Investments GP LLC (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners.

DIRECTORS AND OFFICERS

The business address of the officers and director affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The address of the other directors is Mr. Erne, Mr. Hefty, Mr. Pittard and Mr. Witt – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Artisan Funds’ statement of additional information (SAI) contains further information about the directors. Please call 800.344.1770 or visit our website at www.artisanfunds.com for a free copy of the SAI.

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 800.344.1770 WWW.ARTISANFUNDS.COM

ANNUAL

REPORT

SEPTEMBER 30, 2011

ARTISAN EMERGING MARKETS FUND

ARTISAN GROWTH OPPORTUNITIES FUND

(formerly known as

Artisan Opportunistic Growth Fund)

ARTISAN INTERNATIONAL FUND

ARTISAN INTERNATIONAL VALUE FUND

ARTISAN MID CAP FUND

ARTISAN VALUE FUND

(formerly known as

Artisan Opportunistic Value Fund)

ARTISAN FUNDS

INSTITUTIONAL SHARES

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
2	Artisan Emerging Markets Fund
4	Artisan Growth Opportunities Fund
6	Artisan International Fund
8	Artisan International Value Fund
10	Artisan Mid Cap Fund
12	Artisan Value Fund

SCHEDULES OF INVESTMENTS
14	Artisan Emerging Markets Fund
17	Artisan Growth Opportunities Fund
19	Artisan International Fund
22	Artisan International Value Fund
25	Artisan Mid Cap Fund
28	Artisan Value Fund

30	STATEMENTS OF ASSETS AND LIABILITIES

33	STATEMENTS OF OPERATIONS

36	STATEMENTS OF CHANGES IN NET ASSETS

39	FINANCIAL HIGHLIGHTS

45	NOTES TO FINANCIAL STATEMENTS

64	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

66	SHAREHOLDER EXPENSE EXAMPLE

68	NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

70	PROXY VOTING POLICIES AND PROCEDURES

70	INFORMATION ABOUT PORTFOLIO SECURITIES

71	DIRECTORS AND OFFICERS

ARTISAN FUNDS

P.O. BOX 8412

BOSTON, MA 02266-8412

This report and the audited financial statements contained herein are provided for the general information of the shareholders of the Institutional Shares of Artisan Emerging Markets Fund, Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund and Artisan Value Fund. Before investing, investors should consider carefully each Fund’s investment objective, risks and charges and expenses. For more complete information on any Fund, including fees and expenses, please call 800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio managers, as of September 30, 2011. That information and those views may change, and the Funds disclaim any obligation to advise shareholders of any such changes. Each of the Funds offer other classes of shares. A report on each of the other classes is available under separate cover.

Artisan Funds offered through Artisan Partners Distributors LLC, member FINRA.

ARTISAN EMERGING MARKETS FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan Emerging Markets Fund employs a fundamental research process to construct a diversified portfolio of emerging market companies. The team’s investment process is focused on identifying companies that are priced at a discount relative to the team’s estimate of their sustainable earnings.

•

Sustainable Earnings. The team believes that over the long term a stock’s price is directly related to the company’s ability to deliver sustainable earnings. The team determines a company’s sustainable earnings based upon financial and strategic analyses. The financial analysis of a company’s balance sheet, income statement, and statement of cash flows focuses on identifying historical drivers of return on equity. The strategic analysis examines a company’s competitive advantages and financial strength to assess sustainability.

•

Valuation. The team believes that investment opportunities develop when businesses with sustainable earnings are undervalued relative to peers and historical industry, country and regional valuations. The team values a business and develops a price target based on their assessment of the business’s sustainable earnings and cash flow expectations and the team’s risk analysis.

•

Risk Analysis. The team believes that a disciplined risk framework allows greater focus on fundamental stock selection. The team incorporates its assessment of company-specific and macroeconomic risks into its valuation analysis to develop a risk-adjusted target price. The risk-rating assessment includes a review of the currency, interest rate, monetary and fiscal policy and political risks to which a company is exposed.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (6/26/2006 to 9/30/2011)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2011)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan Emerging Markets Fund – Institutional Shares	-24.67%	1.77%	2.02%	4.05%
MSCI Emerging Markets IndexSM	-16.15	6.27	4.87	6.90

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses to no more than 1.50%, which has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance. Absent that expense waiver, the Fund’s performance would have been lower. See page 68 for a description of the index.

2

INVESTING ENVIRONMENT

Emerging markets, as measured by the MSCI Emerging Markets IndexSM, advanced in the first half of the period despite inflation concerns in emerging markets and political turmoil in the Middle East and North Africa. However, in the latter half of the period, sovereign debt concerns in the developed world and fears of an economic hard landing in China heightened investor risk aversion and weighed heavily on emerging markets, erasing earlier gains. Emerging Asia held up the best, as many countries in the region had losses confined to single-digits. From a regional perspective, Latin America fared the worst, with Brazil posting losses of approximately 26%. All of the BRIC (Brazil, Russia, India, China) nations posted double-digit declines, with Brazil suffering the largest setback, while Russia, India and China retreated approximately 12%, 25% and 24%, respectively.

SECTOR DIVERSIFICATION

Sector	9/30/10	9/30/11
Consumer Discretionary	8.3%	12.0%
Consumer Staples	7.3	5.2
Energy	11.0	10.3
Financials	15.8	18.0
Healthcare	2.7	3.4
Industrials	9.5	7.8
Information Technology	12.5	18.3
Materials	14.8	13.4
Telecommunication Services	10.5	7.7
Utilities	3.0	2.0
Other assets less liabilities	4.6	1.9
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2011, Artisan Emerging Markets Fund declined 24.67%, underperforming the MSCI Emerging Markets IndexSM, which fell 16.15% over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: Polski Koncern Naftowy Orlen S.A., a refiner and distributor of petroleum products; Taiwan Semiconductor Manufacturing Company Ltd., a manufacturer of integrated circuits; Fleury SA, a medical services provider; Empresa Nacional de Telecomunicaciones S.A. (ENTEL), a telecommunications services provider in Chile; and Tim Participacoes S.A., a provider of mobile telecommunications services.

Notable detractors included: Petroleo Brasileiro S.A.– Petrobras, an oil and natural gas producer; Hypermarcas SA, a consumer goods manufacturer; China Yurun Food Group Limited, a meat product supplier in China; LSR Group O.J.S.C., a real estate developer; and Vale SA, a metals and mining company.

REGION ALLOCATION

Region	9/30/10	9/30/11
Emerging Asia	44.8%	48.1%
Latin America	25.0	26.4
Europe, Middle East & Africa	23.9	20.8
Developed Markets	1 .7	2.8

As a percentage of total net assets.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including CNOOC Limited, a producer of crude oil and natural gas; Infosys Limited, an IT consulting and software services provider; KB Financial Group, Inc., the holding company for Kookmin Bank; Mahindra & Mahindra Ltd., a manufacturer of automobiles, farm equipment and automotive components; and Sinopharm Group Co., a pharmacy distribution company. We funded these purchases in part by selling our positions in China Mobile Limited, Siam Commercial Bank Public Company Limited, Companhia de Bebidas das Americas (AmBev), Iguatemi Empresa de Shopping Centers SA, and ABSA Group Limited.

3

ARTISAN GROWTH OPPORTUNITIES FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan Growth Opportunities Fund employs a bottom-up investment process to construct a diversified portfolio of growth companies across a broad capitalization range. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation.

The Fund’s investment team attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle.

Franchise characteristics. These are characteristics that the team believes help to protect a company’s stream of cash flow from the effects of competition. The team looks for companies with at least two of the following characteristics: low-cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name.

Attractive valuations. Through its own fundamental research, the team estimates the amount a buyer would pay to buy the entire company (the company’s “intrinsic value” or “private market value”) and considers whether to purchase a stock if it sells at a discount to that estimate.

Accelerating profit cycle. The team tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the profit cycle.

Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (7/26/2011 to 9/30/2011)

TOTAL RETURNS (as of 9/30/2011)

Fund / Index	Since Inception(1)
Artisan Growth Opportunities Fund – Institutional Shares	-18.68%
MSCI ACWISM (All Country World Index)	-18.19
(1)	For the period from commencement of operations (July 26, 2011) through September 30, 2011; not annualized.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. The Fund’s return may vary greatly over short periods, and current performance may be materially lower or higher than the performance data quoted. For current to most recent month-end performance information call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses to no more than 1.50%, which has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance, which would have been lower in its absence. See page 69 for a description of each index.

4

INVESTING ENVIRONMENT

During the time period since inception through September 30, 2011, global stocks, as represented by the MSCI All Country World Index, posted negative returns. The best relative performing sectors included consumer staples and utilities, whereas, energy and materials trailed. The economic backdrop included signs of a slowing global economic recovery and weakening sentiment caused by high sovereign debt levels in developed regions.

SECTOR DIVERSIFICATION

Sector	9/30/10	9/30/11
Consumer Discretionary	14.5%	13.2%
Consumer Staples	—	2.9
Energy	2.2	6.7
Financials	3.3	5.4
Healthcare	9.8	18.2
Industrials	22.5	13.4
Information Technology	42.1	28.1
Materials	—	4.1
Other assets less liabilities	5.6	8.0
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

During the since-inception period ended September 30, 2011 Artisan Growth Opportunities Fund declined 18.68%, underperforming the MSCI All Country World IndexSM which fell 18.19%.

The following stocks had a positive relative impact on the portfolio’s performance compared to the benchmark during the period: Cerner Corporation, a health care information technology provider, Regeneron Pharmaceuticals, Inc., a biopharmaceutical company, Coca-Cola Icecek AS, a bottler and distributor of beverages and Allergan, Inc., a specialty pharmaceutical company.

Notable detractors included: National Oilwell Varco, Inc., a provider of equipment for drilling rigs, Hexagon AB, an industrial and commercial group, Agilent Technologies, Inc., a provider of test and measurement instrumentation, EMC Corporation, a provider of data storage solutions and Baker Hughes Incorporated, a provider of oilfield products and services.

REGION ALLOCATION

Region	9/30/10	9/30/11
Americas	72.3%	62.0%
Emerging Markets	9.6	17.2
Europe	8.5	9.6
Pacific Basin	4.0	3.2

As a percentage of total net assets.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including Broadcom Corporation, a producer of products for wired and wireless communication devices, salesforce.com, inc., a provider of on demand customer relationship management services, Tsingtao Brewery Company Limited, a beer producer and Teradata Corporation, a data warehousing company. We funded these purchases in part by selling our positions in Oracle Corporation, ABB Limited, Edwards Lifesciences Corporation and Comerica Incorporated.

5

ARTISAN INTERNATIONAL FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Fund employs a fundamental stock selection process focused on identifying long-term growth opportunities.

Themes. The investment team’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally. Changing demographics, developing technology, privatization of economic resources, outsourcing and infrastructure are among the long-term catalysts for change that currently form the basis for the team’s investment themes. The team incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

Sustainable Growth. The team applies a fundamental approach to identifying the long term, sustainable growth characteristics of potential investments. The team seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

Valuation. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and the company’s stock price. The team uses multiple valuation metrics to establish price targets.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (7/1/1997 to 9/30/2011)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2011)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan International Fund – Institutional Shares	-9.76%	-0.56%	-2.30%	4.86%	6.75%
MSCI EAFE® Growth Index	-8.79	-0.63	-2.16	4.86	1.37
MSCI EAFE® Index	-9.36	-1.13	-3.46	5.03	2.57

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 69 for a description of each index.

6

INVESTING ENVIRONMENT

Over the past twelve-month period, investors reacted to a plethora of macroeconomic events happening in all parts of the globe, which sent stocks into some dramatic swings that were as abrupt as they were frequent. Developed and emerging markets alike were hard hit with meaningful declines in stock prices. When it came to the debt issues facing the U.S. and Europe, the biggest factor to weigh on stocks seemed to be the lack of decisive action from policymakers in both regions. Political stalemates and ambiguity about next steps for debt-laden countries only added to investor worry. Renewed fears of higher inflation and a hard landing for China’s economy also impacted sentiment across the globe, as China has been a key driver of global growth during this tough economic period. The combination of these events and other macroeconomic concerns resulted in negative returns for the MSCI EAFE® Index.

SECTOR DIVERSIFICATION

Sector	9/30/10	9/30/11
Consumer Discretionary	19.2%	19.0%
Consumer Staples	15.4	28.6
Energy	—	4.4
Financials	24.4	14.8
Healthcare	5.3	2.2
Industrials	16.4	12.9
Information Technology	9.3	4.4
Materials	6.6	7.6
Telecommunication Services	1.3	2.5
Utilities	0.4	—
Other assets less liabilities	1.7	3.6
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2011, Artisan International Fund declined 9.76%, underperforming the MSCI EAFE® Growth and MSCI EAFE® indices, which fell 8.79% and 9.36%, respectively, over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: Netherlands based semiconductor manufacturing equipment developer ASML Holding N.V., Macau casino operators Sands China Ltd. and Wynn Macau, Limited, Japanese cigarette and tobacco products manufacturer JAPAN TOBACCO INC. and U.K. listed credit and marketing services provider Experian PLC.

Notable detractors included: Brazilian oil and gas producer Petroleo Brasileiro S.A., Canadian freight and intermodal services provider Canadian Pacific Railway Limited, Hong Kong based property developer Sun Hung Kai Properties Limited, Italian truck and tractor manufacturer Fiat Industrial SpA, and Chinese flavors and fragrances producer Huabao International Holdings Limited.

REGION ALLOCATION

Region	9/30/10	9/30/11
Europe	60.9%	52.2%
Pacific Basin	20.2	31.2
Emerging Markets	11.0	7.9
Americas	6.2	5.1

As a percentage of total net assets.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including Japanese cigarette and tobacco products manufacturer JAPAN TOBACCO INC., Netherlands based branded and packaged consumer goods company Unilever NV, Hong Kong based insurance company AIA Group Ltd., Japanese household and chemical products manufacturer Kao Corporation and French food processing company DANONE S.A. We funded these purchases in part by selling our positions in ASML Holding N.V., Tesco plc, Experian PLC, ING Groep N.V. and Kingfisher plc.

7

ARTISAN INTERNATIONAL VALUE FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Value Fund employs a bottom-up investment process to construct a diversified portfolio of stocks of undervalued non-U.S. companies. The Fund’s investment process is focused on identifying what the investment team believes are high quality, undervalued businesses that offer the potential for superior risk/reward outcomes. The team’s in-depth research process focuses on four key investment characteristics:

Undervaluation. Determining the intrinsic value of the business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.

Business quality. The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

Financial strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

Shareholder-oriented management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (10/1/2006 to 9/30/2011)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2011)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan International Value Fund – Institutional Shares	-3.84%	5.11%	1.33%	1.33%
MSCI EAFE® Value Index	-9.99	-1.69	-4.82	-4.82
MSCI EAFE® Index	-9.36	-1.13	-3.46	-3.46

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 69 for a description of each index.

8

INVESTING ENVIRONMENT

International equity markets experienced volatility during the year ended September 30, 2011 stemming from concerns over a global economic slowdown, indecision on the political fronts in the U.S. and Europe, sovereign debt downgrades and worries over contagion from Europe’s debt crisis. The tragic earthquake and tsunami in Japan and turmoil in the Middle East also contributed to market volatility. Despite fear in the marketplace, many companies continued to report steady earnings results during the period.

SECTOR DIVERSIFICATION

Sector	9/30/10	9/30/11
Consumer Discretionary	22.7%	23.4%
Consumer Staples	9.2	14.9
Energy	4.5	2.6
Financials	21.1	21.7
Healthcare	7.3	7.9
Industrials	18.1	15.6
Information Technology	7.7	7.0
Materials	3.2	2.5
Other assets less liabilities	6.2	4.4
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2011, Artisan International Value Fund declined 3.84%, outperforming the MSCI EAFE® Value and MSCI EAFE® indices, which fell 9.99% and 9.36%, respectively, over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: Credit Saison Co., Ltd., a consumer card company; Experian PLC, a credit and marketing services firm; Accenture plc, a provider of management and technology consulting services; Signet Jewelers Ltd., a jewelry retailer in the U.S. and U.K.; and Arch Capital Group Ltd., a provider of reinsurance and insurance products.

Notable detractors included financial services providers ING Groep N.V. and Lloyds Banking Group plc; medical systems, consumer electronics and lighting manufacturer Koninklijke Philips Electronics N.V.; international brewer Carlsberg A/S; and aggregates and cement producer HeidelbergCement AG.

REGION ALLOCATION

Region	9/30/10	9/30/11
Europe	63.8%	61.9%
Americas	18.5	17.0
Pacific Basin	11.1	16.2
Emerging Markets	0.4	0.5

As a percentage of total net assets.

FUND CHANGES

We identified some new investment opportunities for the portfolio during the period, including household goods maker Kao Corporation, previously mentioned Koninklijke Philips Electronics N.V., previously mentioned ING Groep N.V., food retailer Koninklijke Ahold NV and lighting equipment manufacturer Stanley Electric Co., Ltd. We funded these purchases in part by selling our positions in Givaudan SA, Royal Dutch Shell PLC and Home Retail Group plc.

9

ARTISAN MID CAP FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan Mid Cap Fund employs a bottom-up investment process to construct a diversified portfolio of primarily U.S. mid-cap growth companies. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation.

The Fund’s investment team attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle.

Franchise characteristics. These are characteristics that the team believes help to protect a company’s stream of cash flow from the effects of competition. The team looks for companies with at least two of the following characteristics: low-cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name.

Attractive valuations. Through its own fundamental research, the team estimates the amount a buyer would pay to buy the entire company (the company’s “intrinsic value” or “private market value”) and considers whether to purchase a stock if it sells at a discount to that estimate.

Accelerating profit cycle. The team tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the profit cycle.

Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (7/1/2000 to 9/30/2011)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2011)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Mid Cap Fund – Institutional Shares	5.67%	9.83%	6.05%	8.17%	4.80%
Russell Midcap® Growth Index	0.80	5.89	1.64	6.70	-0.50
Russell Midcap® Index	-0.88	3.96	0.56	7.45	4.83

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 69 for a description of each index.

10

INVESTING ENVIRONMENT

For the one-year period ended September 30, 2011 mid-cap stocks, as represented by the Russell Midcap® Index, finished slightly negative. Mid-cap growth stocks, as represented by the Russell Midcap® Growth Index performed better. The best performing sectors in the Russell Midcap® Growth Index included consumer staples, utilities and consumer discretionary, whereas, telecommunications services and information technology trailed. For much of the period, the economic backdrop was a slower than initially expected economic recovery, but there were also some setbacks along the way including weakening sentiment caused by high sovereign debt levels in developed regions. Overall, corporate earnings remained relatively healthy throughout the period.

SECTOR DIVERSIFICATION

Sector	9/30/10	9/30/11
Consumer Discretionary	20.7%	19.6%
Consumer Staples	—	2.6
Energy	5.0	7.3
Financials	7.4	5.1
Healthcare	12.4	22.5
Industrials	18.7	12.6
Information Technology	33.5	25.9
Other assets less liabilities	2.3	4.4
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2011, Artisan Mid Cap Fund returned 5.67%, outperforming the Russell Mid Cap® Growth and Russell Mid Cap® indices, which fell 0.80% and 0.88%, respectively, over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: Cerner Corporation, a health care information technology provider; lululemon athletica inc., a specialty apparel retailer; Regeneron Pharmaceuticals, Inc., a biopharmaceutical company; athenahealth, Inc., an internet-based business services provider; and Polo Ralph Lauren Corporation, an apparel designer and marketer.

Notable detractors included: Comerica Incorporated, a bank holding company; MercadoLibre, Inc., an online trading site operator; Ctrip.com International Ltd., an airline and hotel accommodation consolidator; Citrix Systems, Inc., a technology solutions provider; and Juniper Networks, Inc., a network infrastructure developer.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including Regeneron Pharmaceuticals, Inc., a biopharmaceutical company; Teradata Corporation, an enterprise data warehouse; Discover Financial Services, a payment services provider; and Cepheid, a molecular diagnostics company. We funded these purchases in part by selling our positions in Cummins Inc., C.H. Robinson Worldwide, Inc., GSI Commerce, Inc. and NetApp, Inc.

11

ARTISAN VALUE FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan Value Fund employs a bottom-up investment process to construct a diversified portfolio of stocks that the team believes are undervalued, in solid financial condition with attractive business economics. The team believes companies with these characteristics are less likely to experience eroding values over the long term.

Attractive valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound financial condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

Attractive business economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (7/26/2011 to 9/30/2011)

TOTAL RETURNS (as of 9/30/2011)

Fund / Index	Since Inception (1)
Artisan Value Fund – Institutional Shares	-13.96%
Russell 1000® Value Index	-15.89
Russell 1000® Index	-15.42
(1)	For the period from commencement of operations (July 26, 2011) through September 30, 2011; not annualized.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. The Fund’s return may vary greatly over short periods, and current performance may be materially lower or higher than the performance data quoted. For current to most recent month-end performance information call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 69 for a description of each index.

12

INVESTING ENVIRONMENT

Equity markets were volatile during the since-inception period ended September 30, 2011. Equities fell sharply due to a variety of macro concerns, including the stability of the European banking system owing to sovereign debt exposures and slowing economic growth in the U.S. and around the world.

SECTOR DIVERSIFICATION

Sector	9/30/10	9/30/11
Consumer Discretionary	—%	9.1%
Consumer Staples	4.6	10.3
Energy	12.8	10.8
Financials	23.5	27.4
Healthcare	14.5	2.9
Industrials	8.2	2.6
Information Technology	34.0	34.4
Other assets less liabilities	2.4	2.5
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

During the since-inception period ended September 30, 2011, Artisan Value Fund declined 13.96%, outperforming the Russell 1000® Value and Russell 1000® indices which fell 15.89% and 15.42%, respectively, over the same period.

While not immune to the market downturn, the following stocks helped the relative performance of the portfolio during the period: Fidelity National Financial, Inc., a title insurance company; Annaly Capital Management, Inc., a real estate investment trust; Nestle SA, a leading food manufacturer; Pfizer Inc., a pharmaceutical company; and Arch Capital Group Ltd., an insurance and reinsurance provider.

Notable detractors included: Hewlett-Packard Company, a diversified technology company; independent oil and gas exploration and production companies Apache Corporation and Cimarex Energy Co.; and diversified financial services firms The Bank of New York Mellon Corporation and The Goldman Sachs Group, Inc.

REGION ALLOCATION

Region	9/30/10	9/30/11
Americas	97.6%	91.8%
Europe	—	5.7

As a percentage of total net assets.

FUND CHANGES

We identified one new investment opportunity for the portfolio during the period: Carnival Corporation, the largest cruise vacation group in the world. We funded this purchase in part by selling our positions in previously mentioned Nestle SA, Fidelity National Financial, Inc. and Pfizer Inc., in addition to Lockheed Martin Corporation and Applied Materials, Inc.

13

ARTISAN EMERGING MARKETS FUND

Schedule of Investments – September 30, 2011

Dollar values in thousands

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 98.1%

BRAZIL - 18.3%
Anhanguera Educacional Participacoes SA	365,300	$4,702
Banco do Brasil S.A.(1)(2)	107,980	1,427
Banco do Brasil S.A.	347,400	4,589
BM&F BOVESPA SA	1,623,200	7,588
BR Properties SA	738,314	6,707
Companhia Energetica de Minas Gerais-CEMIG, Preferred(3)	452,171	6,669
Companhia Vale do Rio Doce	973,462	22,081
Fibria Celulose S.A.	507,700	3,861
Hypermarcas SA	1,289,400	6,062
Julio Simoes Logistica SA(1)(2)	293,100	1,372
Julio Simoes Logistica SA	462,400	2,164
Magazine Luiza SA(4)	488,900	3,053
Magnesita Refratarios SA(4)	906,200	2,916
PDG Realty SA Empreendimentos e Participacoes	1,821,939	5,940
Petroleo Brasileiro S.A.	2,098,245	23,323
Randon SA Implementos e Participacoes, Preferred(3)	1,271,017	6,875
Tim Participacoes S.A.	1,130,867	5,233
Totvs SA	463,700	7,892

		122,454
CHILE - 0.8%
Empresa Nacional de Telecomunicaciones S.A.	291,448	5,607

CHINA - 12.6%
Ajisen China Holdings Limited(5)	6,066,913	6,946
Chaoda Modern Agriculture (Holdings) Limited(5)	12,474,536	2,243
China High Precision Automation Group Ltd.(5)	9,066,000	3,440
China Rongsheng Heavy Industries Group Holdings Limited(5)	14,116,500	3,725
China Yurun Food Group Limited(5)	3,466,000	3,702
CNOOC Limited(5)	6,141,000	9,836
Digital China Holdings Limited(5)	3,186,000	4,082
GOME Electrical Appliances Holdings Limited(5)	23,878,881	5,494
Huabao International Holdings Limited(5)	9,598,322	7,824
Huaneng Power International, Inc., H Shares(5)	9,416,700	3,899

CHINA (CONTINUED)
Mindray Medical International Limited, Class A (DR)	267,384	$6,313
Noah Holdings Ltd. (DR)(4)	437,025	4,021
Sinopharm Group Co(5)	2,646,100	6,907
Springland International Holdings Ltd.(5)	8,140,000	5,211
Tingyi (Cayman Islands) Holding Corporation(5)	1,873,659	4,559
Zhuzhou CSR Times Electric Co., Ltd., H Shares(5)	3,597,200	5,868

		84,070
COLOMBIA - 0.8%
Grupo de Inversiones Suramericana	312,217	5,371

EGYPT - 1.1%
Commercial International Bank Egypt SAE(5)	1,023,353	3,940
Egyptian Financial Group-Hermes Holding(4)(5)	1,310,634	3,712

		7,652
HONG KONG - 0.8%
AIA Group Ltd.(5)	1,866,465	5,306

HUNGARY - 0.9%
MOL Hungarian Oil and Gas Nyrt., Class A(4)(5)	85,415	5,757

INDIA - 5.2%
India Cements Limited(5)	2,797,261	4,097
Infosys Limited(5)	191,836	9,714
Mahindra & Mahindra Ltd.(5)	445,667	7,267
Nagarjuna Construction Company Ltd.(5)	2,427,898	2,960
Power Finance Corporation(5)	1,425,551	4,294
Reliance Infrastructure Ltd.(5)	407,599	3,044
Welspun Corporation Ltd.(5)	1,443,002	3,206

		34,582
INDONESIA - 5.8%
Indofood CBP Sukses Makmur TBK PT(5)	7,506,000	4,163
PT Astra International Tbk(5)	1,915,500	13,529
PT Bank Negara Indonesia Tbk(5)	21,423,018	8,815
PT Gudang Garam Tbk(5)	1,140,500	6,684
PT Telekomunikasi Indonesia Tbk(5)	6,911,385	5,929

		39,120
ITALY - 0.6%
Tenaris S.A. (DR)	145,244	3,696

14

	Shares Held	Value

KAZAKHSTAN - 0.8%
KazMunaiGas Exploration Production (DR)(5)	364,211	$5,323

KOREA - 11.4%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.(5)	283,904	5,309
E-Mart Co., Ltd.(4)(5)	25,390	6,351
KB Financial Group, Inc.(5)	267,162	8,725
LOCK&LOCK CO., LTD.(5)	213,470	5,747
LOCK&LOCK CO., LTD., Rights(5)	18,259	78
Samsung Electronics Co., Ltd.(5)	51,699	36,216
Shinhan Financial Group Co., Ltd.(5)	293,320	10,257
Shinsegae Co., Ltd.(5)	16,330	3,717

		76,400
MEXICO - 6.5%
America Movil SAB de C.V., Series L	13,879,775	15,413
Genomma Lab Internacional SA(4)	3,088,226	5,093
Grupo Financiero Banorte S.A. de C.V., O Shares	1,948,819	5,759
Grupo Televisa S.A., Series CPO	1,755,854	6,441
OHL Mexico SAB de CV(4)	3,770,100	6,089
Urbi, Desarrollos Urbanos, S.A. de C.V.(4)	3,267,259	4,403

		43,198
RUSSIA - 5.7%
Eurasia Drilling Company Ltd. (DR)(5)	157,363	2,863
Eurasia Drilling Company Ltd., 144A (DR)(5)	26,670	485
Globaltrans Investment PLC (DR)(5)	402,853	5,447
LSR Group O.J.S.C. (DR)(5)	1,608,262	5,847
LUKOIL (DR)(5)	258,310	13,004
Magnitogorsk Iron & Steel Works (DR)(5)	872,734	4,119
Mobile TeleSystems (DR)	498,796	6,135

		37,900
SOUTH AFRICA - 7.8%
African Bank Investments Limited(5)	2,004,829	8,151
Harmony Gold Mining Company Limited(5)	713,275	8,376
Impala Platinum Holdings Limited(5)	478,095	9,691
Mondi Limited(5)	664,461	4,710
Mr. Price Group Limited(5)	1,050,178	8,716
MTN Group Limited(5)	782,959	12,810

		52,454
SWEDEN - 0.7%
Alliance Oil Company Ltd. (DR)(3)(5)	439,223	4,663

TAIWAN - 11.6%
Chinatrust Financial Holding Company Ltd.(5)	10,091,136	5,739
E Ink Holdings Inc.(5)	5,623,000	11,661
Far Eastern Textile Ltd.(5)	5,004,213	5,098
Hon Hai Precision Industry Co., Ltd.(5)	4,437,921	9,907
HTC Corporation(5)	491,251	10,792
MediaTek Incorporation(5)	802,794	8,747
Taiwan Fertilizer Co., Ltd.(5)	2,376,000	5,753

TAIWAN (CONTINUED)
Taiwan Semiconductor Manufacturing Company Ltd.(5)	8,811,647	$19,965

		77,662
THAILAND - 1.5%
Bangkok Bank Public Company Limited (DR)(5)	1,406,800	6,294
Bumrungrad Hospital Public Company Limited (DR)(5)	3,295,200	4,037

		10,331
TURKEY - 3.9%
Bizim Toptan Satis Magazalari AS(5)	92,628	1,085
Cimsa Cimento Sanayi ve Ticaret A.S.(5)	668,518	2,695
Emlak Konut Gayrimenkul Yatirim(5)	3,814,768	4,895
Ford Otomotiv Sanayi A.S.(5)	736,431	5,134
Tekfen Holding A.S.(5)	1,072,086	3,274
Turk Ekonomi Bankasi A.S.(5)	3,919,348	3,504
Turkiye Sinai Kalkinma Bankasi A.S.(5)	5,422,974	5,781

		26,368
UNITED ARAB EMIRATES - 0.6%
Air Arabia(5)	21,440,109	3,663

UNITED KINGDOM - 0.7%
Antofagasta plc(5)	336,587	4,779

Total common and preferred stocks (Cost $846,000)		656,356

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 1.1%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/11, due 10/3/11, maturity value $7,346 (Cost $7,346)(6)	$7,346	$7,346

Total investments - 99.2% (Cost $853,346)		663,702

Other assets less liabilities - 0.8%		5,577

Total net assets - 100.0%(7)		$669,279

15

(1)

The shares of Banco do Brasil S.A. and Julio Simoes Logistica SA were acquired in a private placement and are restricted. The shares of Banco do Brasil S.A. and Julio Simoes Logistica SA are freely tradeable outside the United States, where the Fund expects to trade them.

Security	Acquisition Dates	Cost	Value	Percentage of Total Net Assets
Banco do Brasil S.A.	7/1/2010	$1,477	$1,427	0.2%
Julio Simoes Logistica SA	4/20/2010	1,339	1,372	0.2%

			$2,799	0.4%

(2)

Security has been determined to be illiquid under procedures established by the board of directors of Artisan Funds. In total, the value of securities determined to be illiquid were $2,799, or 0.4% of total net assets.

(3)	Non-voting shares.
(4)	Non-incoming producing shares.
(5)

Valued at fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $459,561, or 68.7% of total net assets. See notes 2(a) and 2(b) in Notes to Financial Statements for additional information.

(6)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Note	2.625%	11/15/2020	$7,494

(7)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2011 Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$80,553	12.0%
Consumer Staples	34,849	5.2
Energy	68,950	10.3
Financials	120,722	18.0
Healthcare	22,350	3.4
Industrials	51,844	7.8
Information Technology	122,416	18.3
Materials	89,933	13.4
Telecommunication Services	51,127	7.7
Utilities	13,612	2.0

Total common and preferred stocks	656,356	98.1
Short-term investments	7,346	1.1

Total investments	663,702	99.2
Other assets less liabilities	5,577	0.8

Total net assets	$669,279	100.0%

CURRENCY EXPOSURE - September 30, 2011 Dollar values in thousands
	Value	Percentage of Total Investments
Brazilian real	$122,454	18.4%
British pound	4,779	0.7
Chilean peso	5,607	0.8
Colombian peso	5,371	0.8
Egyptian pound	7,652	1.2
Hong Kong dollar	79,042	11.9
Hungarian forint	5,757	0.9
Indian rupee	34,582	5.2
Indonesian rupiah	39,120	5.9
Korean won	76,400	11.5
Mexican peso	43,198	6.5
South African rand	52,454	7.9
Swedish krona	4,663	0.7
Taiwan dollar	77,662	11.7
Thai baht	10,331	1.6
Turkish lira	26,368	4.0
U.S. dollar	64,599	9.7
United Arab Emirates dirham	3,663	0.6

Total investments	$663,702	100.0%

TOP TEN HOLDINGS - September 30, 2011
Company Name	Country	Percentage of Total Net Assets
Samsung Electronics Co., Ltd.	Korea	5.4%
Petroleo Brasileiro S.A.	Brazil	3.5
Companhia Vale do Rio Doce	Brazil	3.3
Taiwan Semiconductor Manufacturing Company Ltd.	Taiwan	3.0
America Movil SAB de C.V.	Mexico	2.3
PT Astra International Tbk	Indonesia	2.0
LUKOIL	Russia	1.9
MTN Group Limited	South Africa	1.9
E Ink Holdings Inc.	Taiwan	1.7
HTC Corporation	Taiwan	1.6

Total		26.6%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

16

ARTISAN GROWTH OPPORTUNITIES FUND

Schedule of Investments – September 30, 2011

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 92.0%

BRAZIL - 6.3%
Anhanguera Educacional Participacoes SA	101,900	$1,312
BR Malls Participacoes	122,500	1,252
Mills Estruturas e Servicos de Engenharia SA	375,550	3,855
OdontoPrev SA	231,550	3,422

		9,841
CANADA - 0.7%
Tourmaline Oil Corp.(1)	39,900	1,173

CHINA - 5.9%
Baidu, Inc., Class A (DR)(1)	33,100	3,539
Ctrip.com International, Ltd. (DR)(1)	61,602	1,981
Shandong Weigao Group Medical Polymer Company Limited, H Shares(2)	1,777,900	1,986
Tsingtao Brewery Company Limited, H Shares(2)	300,800	1,625

		9,131
HONG KONG - 1.3%
Wynn Macau Limited(2)	856,269	1,968

INDIA - 3.2%
HDFC Bank Limited (DR)	96,900	2,825
Jubilant Foodworks Limited(1)(2)	132,325	2,139

		4,964
JAPAN - 1.9%
FANUC CORP.(2)	21,200	2,919

SWEDEN - 3.4%
Hexagon AB, Class B(2)	222,645	2,898
Telefonaktiebolaget LM Ericsson (DR), Class B	253,500	2,421

		5,319
SWITZERLAND - 1.7%
Compagnie Financiere Richemont SA - Bearer Shares(2)	59,350	2,635

TURKEY - 1.8%
Coca-Cola Icecek AS(2)	209,367	2,843

UNITED KINGDOM - 4.5%
ARM Holdings PLC(2)	272,250	2,330
Rotork plc(2)	123,600	2,975
The Weir Group PLC(2)	73,000	1,749

		7,054

UNITED STATES - 61.3%
Agilent Technologies, Inc.(1)	130,613	$4,082
Allergan, Inc.	83,225	6,856
Apple Inc.(1)	20,975	7,995
Baker Hughes Incorporated	60,800	2,807
Biogen Idec Inc.(1)	31,000	2,888
Broadcom Corporation, Class A	105,300	3,505
Cerner Corporation(1)	72,058	4,937
Citrix Systems, Inc.(1)	62,050	3,384
Discover Financial Services	189,800	4,354
eBay Inc.(1)	57,600	1,699
EMC Corporation(1)	268,700	5,640
Google Inc., Class A(1)	13,520	6,954
IHS Inc.(1)	72,400	5,416
Monsanto Company	105,000	6,304
National Oilwell Varco, Inc.	70,750	3,624
Occidental Petroleum Corporation	40,450	2,892
Polo Ralph Lauren Corporation, Class A	30,050	3,897
Precision Castparts Corp.	25,375	3,945
Regeneron Pharmaceuticals, Inc.(1)	72,300	4,208
salesforce.com, inc.(1)	16,300	1,863
Starbucks Corporation	179,202	6,682
Teradata Corporation(1)	28,400	1,520

		95,452

Total common stocks (Cost $140,466)		143,299

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 6.6%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/11, due 10/3/11, maturity value $10,298 (Cost $10,298)(3)	$10,298	$10,298

Total investments - 98.6% (Cost $150,764)		153,597

Other assets less liabilities - 1.4%		2,130

Total net assets - 100.0%(4)		$155,727

17

(1)	Non-income producing security.
(2)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $26,067 or 16.7% of total net assets. See notes 2(a) and 2(b) in Notes to Financial Statements for additional information.

(3)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	4.625%	2/15/2040	$10,504

(4)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

FOREIGN CURRENCY FORWARD CONTRACTS
Dollar values in thousands
Description	Counterparty	Trans- action Type	Settlement Date	Cost on Origination Date	Value	Unrealized Appreciation
Japanese Yen	State Street Bank and Trust Company	Sell	11/17/2011	$1,350	$1,345	$5

PORTFOLIO DIVERSIFICATION - September 30, 2011
Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$20,614	13.2%
Consumer Staples	4,468	2.9
Energy	10,496	6.7
Financials	8,431	5.4
Healthcare	28,379	18.2
Industrials	20,859	13.4
Information Technology	43,748	28.1
Materials	6,304	4.1

Total common stocks	143,299	92.0
Short-term investments	10,298	6.6

Total investments	153,597	98.6
Other assets less liabilities	2,130	1.4

Total net assets	$155,727	100.0%

CURRENCY EXPOSURE - September 30, 2011
Dollar values in thousands
	Value	Percentage of Total Investments
Brazilian real	$9,841	6.4%
British pound	7,054	4.6
Canadian dollar	1,173	0.8
Hong Kong dollar	5,579	3.6
Indian rupee	2,139	1.4
Japanese yen	2,919	1.9
Swedish krona	2,898	1.9
Swiss franc	2,635	1.7
Turkish lira	2,843	1.8
U.S. dollar	116,516	75.9

Total investments	$153,597	100.0%

TOP TEN HOLDINGS - September 30, 2011
Company Name	Country	Percentage of Total Net Assets
Apple Inc.	United States	5.1%
Google Inc.	United States	4.5
Allergan, Inc.	United States	4.4
Starbucks Corporation	United States	4.3
Monsanto Company	United States	4.0
EMC Corporation	United States	3.6
IHS Inc.	United States	3.5
Cerner Corporation	United States	3.2
Discover Financial Services	United States	2.8
Regeneron Pharmaceuticals, Inc.	United States	2.7

Total		38.1%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

18

ARTISAN INTERNATIONAL FUND

Schedule of Investments – September 30, 2011

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 96.4%

AUSTRALIA - 3.1%
Asciano Ltd(1)	49,436,719	$68,046
Coca-Cola Amatil Limited(1)	1,052,858	12,047
Foster’s Group Limited(1)	25,432,636	129,113
Treasury Wine Estates(1)	8,697,648	32,163

		241,369
BELGIUM - 4.6%
Anheuser-Busch InBev NV(1)	6,845,441	363,037

BRAZIL - 1.0%
Petroleo Brasileiro S.A. (DR)	3,455,548	77,577

CANADA - 3.2%
Canadian National Railway Company	696,160	46,350
Canadian Pacific Railway Limited	4,239,583	203,882

		250,232
CHINA - 4.1%
Baidu, Inc., Class A (DR)(2)	1,967,771	210,374
Beijing Enterprises Holdings Ltd.(1)	7,931,853	39,691
China Mobile Limited(1)	1,648,500	16,087
China Resources Land Limited(1)	34,262,700	35,959
MGM China Holdings Ltd.(1)(2)	16,200,400	20,981

		323,092
FRANCE - 11.1%
Air Liquide SA(1)	396,988	46,423
BNP Paribas(1)	1,669,512	66,083
DANONE S.A.(1)	1,934,859	119,074
LVMH Moet Hennessy Louis Vuitton SA(1)	348,730	46,244
Pernod Ricard SA(1)	2,346,610	183,994
Publicis Groupe(1)	1,346,780	56,385
Schneider Electric SA(1)	1,779,804	95,822
Societe Generale(1)	63,234	1,657
Technip SA(1)	192,686	15,420
Unibail-Rodamco(1)	894,650	159,446
Vinci SA(1)	1,801,612	77,360

		867,908
GERMANY - 10.8%
BASF AG(1)	462,331	28,052
Bayer AG(1)	2,786,103	153,113
Beiersdorf AG(1)	1,540,904	82,520
Brenntag AG(1)	974,859	84,769
Daimler AG(1)	2,512,796	111,303

GERMANY (CONTINUED)
Linde AG(1)	2,176,886	$290,337
Siemens AG(1)	1,018,573	92,020

		842,114
HONG KONG - 15.3%
AIA Group Ltd.(1)	76,791,700	218,325
BOC Hong Kong (Holdings) Limited(1)	17,464,450	36,725
Cheung Kong (Holdings) Limited(1)	6,027,013	64,520
Galaxy Entertainment Group Limited(1)(2)	18,992,324	26,681
Hang Seng Bank Limited(1)	5,367,677	62,899
Henderson Land Development Company Limited(1)	14,134,700	62,793
Hongkong Land Holdings Limited(1)	10,162,926	44,994
NWS Holdings Limited(1)	35,434,846	47,117
Sands China Ltd.(1)(2)	135,974,230	312,739
Sino Land Company Limited(1)	71,510,690	95,136
Sun Hung Kai Properties Limited(1)	7,827,400	88,685
Wynn Macau Limited(1)	58,315,598	134,007

		1,194,621
INDIA - 1.1%
Coal India Limited(1)	1,912,534	12,876
Housing Development Finance Corporation Ltd.(1)	5,598,354	72,392

		85,268
ITALY - 0.9%
Fiat Industrial SpA(1)(2)	10,041,047	74,870

JAPAN - 11.9%
BRIDGESTONE CORPORATION(1)	3,975,800	90,149
HONDA MOTOR CO., LTD.(1)	6,737,200	197,535
JAPAN TOBACCO INC.(1)	61,717	287,939
Kao Corporation(1)	4,887,500	135,953
MITSUI & CO., LTD.(1)	2,717,514	39,333
SOFTBANK Corp(1)	6,169,400	180,596

		931,505
KOREA - 0.9%
NHN Corp.(1)(2)	391,813	73,868

NETHERLANDS - 5.4%
Akzo Nobel N.V.(1)	2,721,854	120,327
Koninklijke Vopak NV(1)	558,508	26,757
Unilever NV (DR)(1)	8,815,121	279,210

		426,294

19

	Shares Held	Value

NIGERIA - 0.0%(3)
Nigerian Breweries Plc.	165,343	$83

RUSSIA - 0.8%
Gazprom (DR)(1)	6,999,487	66,953

SINGAPORE - 0.9%
City Developments Limited(1)	2,905,730	21,093
Genting Singapore PLC(1)(2)	42,552,571	49,451

		70,544
SWEDEN - 0.5%
Sandvik AB(1)	3,245,047	37,276

SWITZERLAND - 8.9%
Adecco SA(1)	1,983,903	77,795
Compagnie Financiere Richemont SA - Bearer Shares(1)	1,788,519	79,394
Givaudan SA(1)	87,410	68,287
Nestle SA(1)	5,495,819	302,107
Swatch Group AG - Bearer Shares(1)	505,302	165,596

		693,179
UNITED KINGDOM - 10.0%
BG Group plc(1)	1,985,494	37,808
GlaxoSmithKline PLC(1)	1,004,473	20,739
Imperial Tobacco Group plc(1)	4,759,812	160,741
Johnson Matthey PLC(1)	1,532,331	37,507
Land Securities Group plc(1)	5,196,611	51,761
Prudential plc(1)	2,695,802	23,074
Reckitt Benckiser Group PLC(1)	114,937	5,866
Royal Dutch Shell PLC, Class A(1)	1,484,429	45,834
SABMiller plc(1)	2,950,553	95,899
Standard Chartered plc(1)	2,690,586	53,702
Tate & Lyle PLC(1)	4,970,259	48,084
WPP plc(1)	21,584,874	199,059

		780,074
UNITED STATES - 1.9%
Accenture plc, Class A	1,144,077	60,270
Schlumberger Limited	1,459,357	87,167

		147,437

Total common stocks (Cost $7,850,584)		7,547,301
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 3.2%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/11, due 10/3/11, maturity value $128,934 (Cost $246,213)(4)	$246,213	$246,213

Total investments - 99.6% (Cost $8,096,797)		7,793,514

Other assets less liabilities - 0.4%		32,894

Total net assets - 100.0%(5)		$7,826,408

(1)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $6,861,598 or 87.7% of total net assets. See notes 2(a) and 2(b) in Notes to Financial Statements for additional information.

(2)	Non-income producing security.
(3)	Represents less than 0.1% of total net assets.
(4)	Collateralized by:

lssuer	Rate	Maturity	Value
U.S. Treasury Bond	4.625%	2/15/2040	$251,141

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2011
Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$1,489,524	19.0%
Consumer Staples	2,237,830	28.6
Energy	343,635	4.4
Financials	1,159,244	14.8
Healthcare	173,852	2.2
Industrials	1,011,088	12.9
Information Technology	344,512	4.4
Materials	590,933	7.6
Telecommunication Services	196,683	2.5

Total common stocks	7,547,301	96.4
Short-term investments	246,213	3.2

Total investments	7,793,514	99.6
Other assets less liabilities	32,894	0.4

Total net assets	$7,826,408	100.0%

20

CURRENCY EXPOSURE - September 30, 2011
Dollar values in thousands
	Value	Percentage of Total Investments
Australian dollar	$241,369	3.1%
British pound	734,240	9.4
Euro	2,620,057	33.6
Hong Kong dollar	1,262,345	16.2
Indian rupee	85,268	1.1
Japanese yen	931,505	12.0
Korean won	73,868	0.9
Nigerian naira	83	0.0 (1)
Singapore dollar	70,544	0.9
Swedish krona	37,276	0.5
Swiss franc	693,179	8.9
U.S. dollar	1,043,780	13.4

Total investments	$7,793,514	100.0%

(1)	Represents less than 0.1% of total investments.

TOP TEN HOLDINGS - September 30, 2011
Company Name	Country	Percentage of Total Net Assets
Anheuser-Busch InBev NV	Belgium	4.6%
Sands China Ltd.	Hong Kong	4.0
Nestle SA	Switzerland	3.9
Linde AG	Germany	3.7
JAPAN TOBACCO INC.	Japan	3.7
Unilever NV	Netherlands	3.6
AIA Group Ltd.	Hong Kong	2.8
Baidu, Inc.	China	2.7
Canadian Pacific Railway Limited	Canada	2.6
WPP plc	United Kingdom	2.5

Total		34.1%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

21

ARTISAN INTERNATIONAL VALUE FUND

Schedule of Investments – September 30, 2011

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 95.6%

BELGIUM - 1.9%
Groupe Bruxelles Lambert S.A.(1)	1,144,756	$80,558

DENMARK - 1.6%
Carlsberg A/S, Class B(1)	1,160,705	68,848

FRANCE - 9.8%
Gemalto NV(1)	402,447	19,186
Publicis Groupe(1)	3,108,322	130,135
Societe Television Francaise 1(1)	2,493,791	30,986
Sodexo(1)	650,082	42,836
Sodexo - Registered Shares(1)(7)	1,284,779	84,659
Total SA(1)	2,532,970	111,680

		419,482
GERMANY - 2.5%
HeidelbergCement AG(1)	2,938,597	106,206

HONG KONG - 1.7%
Guoco Group Limited(1)	7,896,737	71,507

IRELAND - 3.6%
ICON PLC (DR)(2)(3)	2,871,675	46,177
Ryanair Holdings PLC, Equity-Linked Security, 144A(1)(2)(4)(5)(6)	24,712,760	109,313

		155,490
JAPAN - 14.5%
Aderans Co., Ltd.(1)(2)(3)	2,420,067	22,437
Credit Saison Co., Ltd.(1)	6,929,859	133,361
Daiwa Securities Group Inc.(1)	11,011,748	41,089
Kao Corporation(1)	5,093,600	141,686
Mitsubishi UFJ Financial Group, Inc.(1)(6)	3,654,200	16,424
Mitsubishi UFJ Financial Group, Inc.(1)	12,559,582	56,450
NIFCO INC.(1)	1,032,900	26,473
SANKYO CO., LTD.(1)	1,471,638	79,392
SEINO HOLDINGS CO., LTD.(1)	2,550,800	20,709
Stanley Electric Co., Ltd.(1)	5,343,300	80,710

		618,731
NETHERLANDS - 6.7%
ING Groep N.V.(1)(2)	14,025,601	98,712
Koninklijke Ahold NV(1)	6,895,959	81,084
Koninklijke Philips Electronics N.V.(1)	6,060,429	108,486

		288,282

SWITZERLAND - 11.2%
Adecco SA(1)	1,769,230	$69,377
Nestle SA(1)	1,055,703	58,032
Novartis AG(1)	2,875,346	160,472
Panalpina Welttransport Holding AG(1)(2)	1,093,317	93,035
Pargesa Holding SA - Bearer Shares(1)	1,359,825	92,942
Tamedia AG(1)(2)	29,467	3,832

		477,690
THAILAND - 0.5%
Thai Beverage Public Company Limited(1)	112,795,183	21,934

UNITED KINGDOM - 24.6%
BAE Systems plc(1)	6,016,491	24,804
Carpetright PLC(1)	2,956,377	22,647
Compass Group PLC(1)	28,032,023	226,680
Diageo plc(1)	6,368,535	121,166
Experian PLC(1)	7,183,210	80,813
Lancashire Holdings Ltd(1)	3,425,355	36,678
Lloyds Banking Group plc(1)(2)	140,810,098	74,666
Michael Page International plc(1)	7,922,419	45,068
Qinetiq Group PLC(1)(3)	62,402,252	112,477
Reed Elsevier PLC(1)	18,618,505	141,838
Savills Plc(1)(3)	9,951,406	44,068
Unilever PLC (DR)	3,923,853	122,385

		1,053,290
UNITED STATES - 17.0%
Accenture plc, Class A	1,633,267	86,041
Arch Capital Group Ltd.(2)(3)	5,572,034	182,066
Covidien plc	2,988,380	131,788
Signet Jewelers Ltd.(2)	3,882,479	131,228
TE Connectivity Ltd.	6,920,314	194,738

		725,861

Total common stocks (Cost $4,117,862)		4,087,879

22

	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 3.0%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/11, due 10/3/11, maturity value $128,934 (Cost $128,934)(8)	$128,934	$128,934

Total investments - 98.6% (Cost $4,246,796)		4,216,813

Other assets less liabilities - 1.4%		58,669

Total net assets - 100.0%(9)		$4,275,482

(1)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $3,193,456 or 74.7% of total net assets. See notes 2(a) and 2(b) in Notes to Financial Statements for additional information.

(2)	Non-income producing security.
(3)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(4)	Non-voting shares.
(5)

Security is an equity-linked participation certificate issued by HSBC Bank plc. As described in Note 2(i) in Notes to Financial Statements, equity-linked participation certificates are subject to counterparty risk with respect to the bank or broker-dealer that issues them.

(6)

Security is restricted. Ryanair Holdings PLC was acquired in a transaction under Rule 144A of the Securities Act of 1933, as amended. The shares of Ryanair Holdings PLC may be resold in transactions exempt from registration to qualified institutional buyers. The shares of Mitsubishi UFG Financial Group, Inc., were acquired in a private placement and are freely tradeable outside the United States, where the Fund expects to trade them.

Security	Acquisition Dates	Cost	Value	Percentage of Total Net Assets
Ryanair Holdings PLC	9/17/08- 9/26/2011	$102,300	$109,313	2.6%
Mitsubishi UFJ Financial Group, Inc.	12/14/2009	17,639	16,424	0.4

			$125,737	3.0%

(7)	Shares are registered with the issuing company and not tradable until converted back to bearer shares.
(8)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	4.625%	2/15/2040	$131,519

(9)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

FOREIGN CURRENCY FORWARD CONTRACTS
Dollar values in thousands
Description	Counterparty	Transaction Type	Settlement Date	Cost on Origination Date	Value	Unrealized Appreciation
Japanese Yen	State Street Bank and Trust Company	Sell	11/17/2011	$483,128	$481,223	$1,905

PORTFOLIO DIVERSIFICATION - September 30, 2011
Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$1,001,416	23.4%
Consumer Staples	637,572	14.9
Energy	111,680	2.6
Financials	928,521	21.7
Healthcare	338,437	7.9
Industrials	664,082	15.6
Information Technology	299,965	7.0
Materials	106,206	2.5

Total common stocks	4,087,879	95.6
Short-term investments	128,934	3.0

Total investments	4,216,813	98.6
Other assets less liabilities	58,669	1.4

Total net assets	$4,275,482	100.0%

CURRENCY EXPOSURE - September 30, 2011
Dollar values in thousands
	Value	Percentage of Total Investments
British pound	$930,905	22.1%
Danish krone	68,848	1.6
Euro	1,003,841	23.8
Hong Kong dollar	71,507	1.7
Japanese yen	618,731	14.7
Singapore dollar	21,934	0.5
Swiss franc	477,690	11.3
U.S. dollar	1,023,357	24.3

Total investments	$4,216,813	100.0%

23

TOP TEN HOLDINGS - September 30, 2011
Company Name	Country	Percentage of Total Net Assets
Compass Group PLC	United Kingdom	5.3%
TE Connectivity Ltd	United States	4.6
Arch Capital Group Ltd.	United States	4.3
Novartis AG	Switzerland	3.8
Reed Elsevier PLC	United Kingdom	3.3
Kao Corporation	Japan	3.3
Credit Saison Co., Ltd.	Japan	3.1
Covidien plc	United States	3.1
Signet Jewelers Ltd.	United States	3.1
Publicis Groupe	France	3.0

Total		36.9%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The Fund owns Pargesa Holding SA (Pargesa), which represents 2.2% of the Fund’s total net assets, and Groupe Bruxelles Lambert SA (GBL), which represents 1.9% of the Fund’s total net assets. Pargesa is the parent company of GBL. If you aggregated the Fund’s holdings of both securities, the aggregated amount would be one of the Fund’s top ten holdings.

The accompanying notes are an integral part of the financial statements.

24

ARTISAN MID CAP FUND

Schedule of Investments – September 30, 2011

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 95.6%

CONSUMER DISCRETIONARY - 19.6%
Auto Components - 1.5%
BorgWarner Inc.(1)	1,132,114	$68,527
Gentex Corporation	321,300	7,727

		76,254
Automobiles - 0.3%
Tesla Motors, Inc.(1)	538,685	13,138

Distributors - 1.5%
LKQ Corporation(1)	3,161,870	76,391

Diversified Consumer Services - 1.0%
New Oriental Education & Technology Group, Inc. (DR)(1)(2)	2,088,400	47,970

Hotels, Restaurants & Leisure - 5.7%
Arcos Dorados Holdings Inc., Class A(2)	1,892,900	43,896
Chipotle Mexican Grill, Inc.(1)	236,224	71,564
Ctrip.com International, Ltd. (DR)(1)(2)	2,161,831	69,524
Starwood Hotels & Resorts Worldwide, Inc.	1,581,999	61,413
Wynn Resorts, Limited	333,923	38,428

		284,825
Internet & Catalog Retail - 0.4%
Netflix, Inc.(1)	164,767	18,645

Specialty Retail - 1.7%
Tractor Supply Company	625,700	39,137
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	733,500	45,646

		84,783
Textiles, Apparel & Luxury Goods - 7.5%
Coach, Inc.	2,130,023	110,399
Fossil, Inc.(1)	1,229,135	99,634
lululemon athletica inc.(1)	940,716	45,766
Polo Ralph Lauren Corporation, Class A	733,522	95,138
Under Armour, Inc., Class A(1)	380,800	25,289

		376,226
CONSUMER STAPLES - 2.6%
Food Products - 2.6%
Diamond Foods, Inc.	525,800	41,954

CONSUMER STAPLES (CONTINUED)
Food Products (Continued)
Mead Johnson Nutrition Company	377,100	$25,956
TreeHouse Foods, Inc.(1)	973,800	60,220

		128,130
ENERGY - 7.3%
Energy Equipment & Services - 6.0%
Cameron International Corporation(1)	3,174,549	131,871
Core Laboratories N.V.	762,510	68,496
Dresser-Rand Group Inc.(1)	2,523,327	102,270

		302,637
Oil, Gas & Consumable Fuels - 1.3%
Cabot Oil & Gas Corporation	474,900	29,401
Noble Energy, Inc.	469,700	33,255

		62,656
FINANCIALS - 5.1%
Capital Markets - 1.0%
Ares Capital Corporation	3,501,709	48,218

Commercial Banks - 0.8%
HDFC Bank Limited (DR)(2)	1,326,090	38,655

Consumer Finance - 2.1%
Discover Financial Services	4,670,310	107,137

Diversified Financial Services - 1.2%
CME Group Inc., Class A	250,665	61,764

HEALTHCARE - 22.5%
Biotechnology - 6.5%
Alexion Pharmaceuticals, Inc.(1)	810,500	51,921
Cepheid(1)	2,030,600	78,848
Incyte Corporation(1)	1,831,682	25,589
Pharmasset, Inc.(1)	464,200	38,236
Regeneron Pharmaceuticals, Inc.(1)	2,232,613	129,938

		324,532
Health Care Equipment & Supplies - 2.2%
Edwards Lifesciences Corporation(1)	808,081	57,600
Intuitive Surgical, Inc.(1)	142,813	52,024

		109,624
Health Care Providers & Services - 0.5%
AMERIGROUP Corporation(1)	675,700	26,359

25

	Shares Held	Value

HEALTHCARE (CONTINUED)
Health Care Technology - 6.4%
athenahealth, Inc.(1)(3)	1,956,015	$116,481
Cerner Corporation(1)	2,973,724	203,760

		320,241
Life Sciences Tools & Services - 4.1%
Agilent Technologies, Inc.(1)	3,437,815	107,432
Illumina, Inc.(1)	1,098,183	44,938
Mettler-Toledo International Inc.(1)	374,600	52,429

		204,799
Pharmaceuticals - 2.8%
Allergan, Inc.	1,703,196	140,309

INDUSTRIALS - 12.6%
Aerospace & Defense - 2.6%
Precision Castparts Corp.	822,596	127,881

Electrical Equipment - 4.0%
Cooper Industries plc	1,596,676	73,639
Roper Industries, Inc.	1,864,812	128,504

		202,143
Machinery - 1.6%
Gardner Denver, Inc.	1,269,334	80,666

Professional Services - 4.4%
IHS Inc.(1)	1,881,617	140,764
Verisk Analytics, Inc., Class A(1)	2,357,427	81,968

		222,732
INFORMATION TECHNOLOGY - 25.9%
Communications Equipment - 2.1%
Aruba Networks, Inc.(1)	1,676,300	35,051
Juniper Networks, Inc.(1)	4,178,785	72,126

		107,177
Electronic Equipment & Instruments - 4.2%
IPG Photonics Corporation(1)	1,098,500	47,719
Trimble Navigation Limited(1)	2,996,165	100,521
Universal Display Corporation(1)	1,331,200	63,818

		212,058
Internet Software & Services - 2.6%
MercadoLibre, Inc.	1,320,763	70,991
OpenTable, Inc.(1)	861,966	39,659
SINA Corporation(1)(2)	307,000	21,984

		132,634
IT Services - 2.6%
Teradata Corporation(1)	2,395,204	128,215

Semiconductors & Semiconductor Equipment - 3.9%
Altera Corporation	783,900	24,716
ARM Holdings PLC (DR)(2)	2,581,725	65,834

INFORMATION TECHNOLOGY (CONTINUED)
Semiconductors & Semiconductor Equipment (Continued)
Broadcom Corporation, Class A	3,188,576	$106,148

		196,698
Software - 10.5%
ANSYS, Inc.(1)	1,859,118	91,171
Citrix Systems, Inc.(1)	1,561,918	85,171
Concur Technologies, Inc.(1)	359,365	13,375
Qlik Technologies Inc.(1)	2,632,300	57,016
Red Hat, Inc.(1)	2,068,141	87,400
salesforce.com, inc.(1)	899,911	102,842
VMware, Inc., Class A(1)	1,118,868	89,935

		526,910

Total common stocks (Cost $3,651,540)		4,790,407

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 4.8%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/11, due 10/3/11, maturity value $241,658 (Cost $241,658)(4)	$241,658	$241,658

Total investments - 100.4% (Cost $3,893,198)		5,032,065

Other assets less liabilities - (0.4%)		(21,309)

Total net assets - 100.0%(5)		$5,010,756

(1)	Non-income producing security.
(2)	The Fund considers the company to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
Arcos Dorados Holdings Inc., Class A	Brazil	US dollar
ARM Holdings PLC (DR)	United Kingdom	US dollar
Ctrip.com International, Ltd. (DR)	China	US dollar
HDFC Bank Limited (DR)	India	US dollar
New Oriental Education & Technology Group, Inc. (DR)	China	US dollar
SINA Corporation	China	US dollar

26

(3)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(4)	Collateralized by:

lssuer	Rate	Maturity	Value
U.S. Treasury Bond	4.625%	2/15/2040	$246,492

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2011
Company Name	Country	Percentage of Total Net Assets
Cerner Corporation	United States	4.1%
IHS Inc.	United States	2.8
Allergan, Inc.	United States	2.8
Cameron International Corporation	United States	2.6
Regeneron Pharmaceuticals, Inc.	United States	2.6
Roper Industries, Inc.	United States	2.6
Teradata Corporation	United States	2.6
Precision Castparts Corp.	United States	2.6
athenahealth, Inc.	United States	2.3
Coach, Inc.	United States	2.2

Total		27.2%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

27

ARTISAN VALUE FUND

Schedule of Investments – September 30, 2011

Dollar values in thousands

	Shares Held	Value

COMMON STOCKS - 97.5%

CONSUMER DISCRETIONARY - 9.1%
Diversified Consumer Services - 2.4%
H&R Block, Inc.	829,900	$11,046

Hotels, Restaurants & Leisure - 2.8%
Carnival Corporation & plc	427,500	12,953

Multiline Retail - 3.9%
Target Corporation	369,900	18,140

CONSUMER STAPLES - 10.3%
Food & Staples Retailing - 8.2%
Tesco plc(1)(2)	2,901,800	16,974
Wal-Mart Stores, Inc.	401,400	20,833

		37,807
Food Products - 2.1%
Unilever PLC (DR)(2)	303,760	9,474

ENERGY - 10.8%
Oil, Gas & Consumable Fuels - 10.8%
Apache Corporation	203,100	16,297
Chesapeake Energy Corporation	366,100	9,354
Cimarex Energy Co.	260,700	14,521
Exxon Mobil Corporation	130,200	9,456

		49,628
FINANCIALS - 27.4%
Capital Markets - 6.4%
The Bank of New York Mellon Corporation	991,500	18,432
The Goldman Sachs Group, Inc.	118,300	11,185

		29,617
Insurance - 18.9%
Aflac Incorporated	292,900	10,237
The Allstate Corporation	414,750	9,825
Arch Capital Group Ltd.(3)(4)	439,300	14,354
Berkshire Hathaway Inc., Class B(3)	346,930	24,646
The Chubb Corporation	254,900	15,292
The Progressive Corporation	727,600	12,922

		87,276

FINANCIALS (CONTINUED)
Real Estate Investment Trusts (REITS) - 2.1%
Annaly Capital Management, Inc.	580,400	$9,652

HEALTHCARE - 2.9%
Health Care Providers & Services - 2.9%
CIGNA Corporation	320,000	13,421

INDUSTRIALS - 2.6%
Construction & Engineering - 2.6%
Jacobs Engineering Group Inc.(3)	374,300	12,086

INFORMATION TECHNOLOGY - 34.4%
Communications Equipment - 5.3%
Cisco Systems, Inc.	1,586,500	24,575

Computers & Peripherals - 8.7%
Apple Inc.(3)	82,400	31,409
Hewlett-Packard Company	396,000	8,890

		40,299
Electronic Equipment & Instruments - 6.8%
Avnet, Inc.(3)	585,800	15,278
Ingram Micro Inc.(3)(4)	1,000,700	16,141

		31,419
IT Services - 5.0%
Total System Services, Inc.	656,300	11,111
The Western Union Company	794,700	12,151

		23,262
Semiconductors & Semiconductor Equipment - 3.4%
Texas Instruments Incorporated	593,900	$15,828

Software - 5.2%
Microsoft Corporation	965,500	24,031

Total common stocks (Cost $474,554)		450,514

28

	Par Amount	Value
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 2.3%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/11, due 10/3/11, maturity value $10,526 (Cost $10,526)(5)	$10,526	$10,526

Total investments - 99.8% (Cost $485,080)		461,040

Other assets less liabilities - 0.2%		1,122

Total net assets - 100.0%(6)		$462,162

(1)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $16,974 or 3.7% of total net assets. See notes 2(a) and 2(b) in Notes to Financial Statements for additional information.

(2)	The Fund considers the company to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
Tesco plc	United Kingdom	British pound
Unilever PLC (DR)	United Kingdom	US dollar

(3)	Non-income producing security.
(4)	Affiliated company as defined by the Investment Company Act of 1940, as amended. See Note (7) in Notes to Financial Statements.
(5)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	4.625%	2/15/2040	$7,460
U.S. Treasury Note	2.375%	6/30/2018	3,281

			$10,741

(6)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2011
Company Name	Country	Percentage of Total Net Assets
Apple Inc.	United States	6.8%
Berkshire Hathaway Inc.	United States	5.3
Cisco Systems, Inc.	United States	5.3
Microsoft Corporation	United States	5.2
Wal-Mart Stores, Inc.	United States	4.5
The Bank of New York Mellon Corporation	United States	4.0
Target Corporation	United States	3.9
Tesco plc	United Kingdom	3.7
Apache Corporation	United States	3.5
Ingram Micro Inc.	United States	3.5

Total		45.7%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

29

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2011

Dollar values in thousands, except per share amounts

	EMERGING MARKETS	GROWTH OPPORTUNITIES
ASSETS:
Investments in securities, unaffiliated, at value	$656,356	$143,299
Short-term investments (repurchase agreements), at value	7,346	10,298

Total investments	663,702	153,597
Cash	1	-	(1)
Foreign currency	1,709	38
Unrealized gain on foreign currency contracts	8	7
Receivable from investments sold	1,527	2,973
Receivable from fund shares sold	2,818	117
Dividends and interest receivable	870	96
Receivable from Adviser	-	17

Total assets	670,635	156,845

LIABILITIES:
Unrealized loss on foreign currency contracts	-	2
Payable for investments purchased	-	950
Payable for fund shares redeemed	815	27
Payable for operating expenses	357	115
Payable for foreign taxes	184	24

Total liabilities	1,356	1,118

Total net assets	$669,279	$155,727

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$865,018	$152,783
Net unrealized appreciation (depreciation) on investments and foreign currency related transactions	(189,873)	2,822
Accumulated undistributed net investment income (loss)	4,668	(412)
Accumulated undistributed net realized gains (losses) on investments and foreign currency related transactions	(10,534)	534

	$669,279	$155,727

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares		$142,758
Institutional Shares	$352,093	$12,969
Advisor Shares	$317,186
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares		13,100,025
Institutional Shares	30,955,712	1,191,589
Advisor Shares	27,871,355
Net asset value, offering price and redemption price per share
Investor Shares		$10.90
Institutional Shares	$11.37	$10.88
Advisor Shares	$11.38
Cost of securities of unaffiliated issuers held	$853,346	$150,764
Cost of foreign currency	$1,723	$39

(1)	Amount rounds to less than $1.

The accompanying notes are an integral part of the financial statements.

30

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2011 (Continued)

Dollar values in thousands, except per share amounts

	INTERNATIONAL	INTERNATIONAL VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$7,547,301	$3,680,655
Investments in securities, affiliated, at value	-	407,224
Short-term investments (repurchase agreements), at value	246,213	128,934

Total investments	7,793,514	4,216,813
Cash	1	1
Foreign currency	110	163
Unrealized gain on foreign currency contracts	177	2,107
Receivable from investments sold	74,930	38,361
Receivable from fund shares sold	78,968	15,990
Dividends and interest receivable	23,509	14,949

Total assets	7,971,209	4,288,384

LIABILITIES:
Unrealized loss on foreign currency contracts	317	69
Payable for investments purchased	119,321	6,151
Payable for fund shares redeemed	20,304	4,888
Payable for operating expenses	3,519	1,359
Payable for foreign taxes	1,340	435

Total liabilities	144,801	12,902

Total net assets	$7,826,408	$4,275,482

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$9,921,895	$4,347,141
Net unrealized depreciation on investments and foreign currency related transactions	(304,086)	(27,868)
Accumulated undistributed net investment income	121,055	(12,850)
Accumulated undistributed net realized losses on investments and foreign currency related transactions	(1,912,456)	(30,941)

	$7,826,408	$4,275,482

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$5,837,067	$3,232,649
Institutional Shares	$1,989,341	$1,042,833
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	317,791,282	137,916,092
Institutional Shares	107,522,505	44,432,407
Net asset value, offering price and redemption price per share
Investor Shares	$18.37	$23.44
Institutional Shares	$18.50	$23.47
Cost of securities of unaffiliated issuers held	$8,096,797	$3,869,535
Cost of securities of affiliated issuers held	-	$377,261
Cost of foreign currency	$119	$171

(1)	Amount rounds to less than $1.

The accompanying notes are an integral part of the financial statements.

31

ARTISAN FUNDS

Statements of Assets and Liabilities – September 30, 2011 (Continued)

Dollar values in thousands, except per share amounts

	MID CAP	VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$4,673,926	$420,019
Investments in securities, affiliated, at value	116,481	30,495
Short-term investments (repurchase agreements), at value	241,658	10,526

Total investments	5,032,065	461,040
Cash	1	1
Receivable from investments sold	23,902	-
Receivable from fund shares sold	6,484	805
Dividends and interest receivable	1,750	914

Total assets	5,064,202	462,760

LIABILITIES:
Payable for investments purchased	46,537	-
Payable for fund shares redeemed	4,120	272
Payable for operating expenses	2,789	326

Total liabilities	53,446	598

Total net assets	$5,010,756	$462,162

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$3,982,761	$545,229
Net unrealized appreciation (depreciation) on investments and foreign currency related transactions	1,138,867	(24,040)
Accumulated undistributed net investment income	-	2,606
Accumulated undistributed net realized losses on investments and foreign currency related transactions	(110,872)	(61,633)

	$5,010,756	$462,162

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$4,500,786	$408,647
Institutional Shares	$509,970	$53,515
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	144,527,373	44,853,835
Institutional Shares	15,822,765	5,870,145
Net asset value, offering price and redemption price per share
Investor Shares	$31.14	$9.11
Institutional Shares	$32.23	$9.12
Cost of securities of unaffiliated issuers held	$3,813,634	$457,079
Cost of securities of affiliated issuers held	$79,564	$28,001

(1)	Amount rounds to less than $1.

The accompanying notes are an integral part of the financial statements.

32

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2011

Dollar values in thousands

	EMERGING MARKETS	GROWTH OPPORTUNITIES
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$20,809	$918
Interest	3	1

Total investment income	20,812	919

EXPENSES:
Advisory fees	8,324	1,235
Transfer agent fees
Investor Shares		384
Institutional Shares	20	4
Advisor Shares	962
Shareholder communications
Investor Shares		26
Institutional Shares	18	1
Advisor Shares	36
Custodian fees	717	42
Accounting fees	70	39
Professional fees	82	110
Registration fees
Investor Shares		61
Institutional Shares	56	22
Advisor Shares	141
Directors’ fees	24	6
Other operating expenses	16	5

Total operating expenses	10,466	1,935
Less amounts waived or paid by the Adviser	-	(17)

Net Expenses	-	1,918

Net investment income (loss)	10,346	(999)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	9,473	2,181
Foreign currency related transactions	(2,693)	(432)

	6,780	1,749
Net increase (decrease) unrealized appreciation or depreciation on:
Investments	(255,535)	(14,114)
Foreign currency related transactions	336	(9)

	(255,199)	(14,123)

Net loss on investments and foreign currency related transactions	(248,419)	(12,374)

Net decrease in net assets resulting from operations	$(238,073)	$(13,373)

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Including net realized loss on investments from affiliated issuers
	Emerging Markets	$1,704	$-
	Growth Opportunities	24	-

The accompanying notes are an integral part of the financial statements.

33

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2011 (Continued)

Dollar values in thousands

	INTERNATIONAL	INTERNATIONAL VALUE
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$234,572	$98,683
Dividends, from affiliated issuers(1)	-	3,587
Interest	35	49
Other	9	-

Total investment income	234,616	102,319

EXPENSES:
Advisory fees	90,895	42,061
Transfer agent fees
Investor Shares	16,429	6,539
Institutional Shares	22	22
Shareholder communications
Investor Shares	717	463
Institutional Shares	34	23
Custodian fees	3,992	1,118
Accounting fees	69	69
Professional fees	397	209
Registration fees
Investor Shares	84	218
Institutional Shares	39	80
Directors’ fees	311	136
Other operating expenses	142	68

Total operating expenses	113,131	51,006

Net investment income	121,485	51,313

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	994,852	140,973
Foreign currency related transactions	(79)	(18,918)

	994,773	122,055
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(1,875,691)	(483,261)
Foreign currency related transactions	(1,399)	1,338

	(1,877,090)	(481,923)

Net loss on investments and foreign currency related transactions	(882,317)	(359,868)

Net decrease in net assets resulting from operations	$(760,832)	$(308,555)

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Including net realized gain on investments from affiliated issuers
	International	$18,737	$(4,123)
	International Value	6,735	3,755

The accompanying notes are an integral part of the financial statements.

34

ARTISAN FUNDS

Statements of Operations – For the Year Ended September 30, 2011 (Continued)

Dollar values in thousands

	MID CAP	VALUE
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$27,781	$8,062
Interest	32	3

Total investment income	27,813	8,065

EXPENSES:
Advisory fees	53,152	2,953
Transfer agent fees
Investor Shares	14,266	1,033
Institutional Shares	20	5
Shareholder communications
Investor Shares	437	84
Institutional Shares	19	2
Custodian fees	202	21
Accounting fees	65	39
Professional fees	211	60
Registration fees
Investor Shares	147	95
Institutional Shares	24	10
Directors’ fees	178	11
Other operating expenses	77	9

Total operating expenses	68,798	4,322

Net investment income (loss)	(40,985)	3,743

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	665,237	32,265
Foreign currency related transactions	-	(41)

	665,237	32,224
Net decrease in unrealized appreciation or depreciation on:
Investments	(348,059)	(42,872)
Foreign currency related transactions	-	(1)

	(348,059)	(42,873)

Net gain (loss) on investments and foreign currency related transactions	317,178	(10,649)

Net increase (decrease) in net assets resulting from operations	$276,193	$(6,906)

(1)	Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Including net realized gain on investments from affiliated issuers
	Mid Cap	$78	$8,059
	Value	62	651

The accompanying notes are an integral part of the financial statements.

35

ARTISAN FUNDS

Statements of Changes in Net Assets

Dollar values in thousands

	EMERGING MARKETS		GROWTH OPPORTUNITIES
	Year Ended 9/30/2011	Year Ended 9/30/2010	Year Ended 9/30/2011	Year Ended 9/30/2010
OPERATIONS:
Net investment income (loss)	$10,346	$3,575	$(999)	$(536)
Net realized gain (loss) on:
Investments	9,473	9,712	2,181	2,089
Foreign currency related transactions	(2,693)	(1,401)	(432)	(74)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(255,535)	43,790	(14,114)	9,555
Foreign currency related transactions	336	(484)	(9)	(1)

Net increase (decrease) in net assets resulting from operations	(238,073)	55,192	(13,373)	11,033

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	-	-	-	-
Institutional Shares	(3,345)	(988)	-	-
Advisor Shares	(1,835)	(509)	-	-
Net realized gains on investment transactions:
Investor Shares	-	-	(1,034)	-

Total distributions paid to shareholders	(5,180)	(1,497)	(1,034)	-

FUND SHARE ACTIVITIES:
Net increase in net assets resulting from fund share activities	392,736	311,692	97,676	15,868

Total increase in net assets	149,483	365,387	83,269	26,901

Net assets, beginning of period	519,796	154,409	72,458	45,557

Net assets, end of period	$669,279	$519,796	$155,727	$72,458

Accumulated undistributed net investment income (loss)	$4,668	$2,512	$(412)	$(1)

The accompanying notes are an integral part of the financial statements.

36

ARTISAN FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	INTERNATIONAL		INTERNATIONAL VALUE
	Year Ended 9/30/2011	Year Ended 9/30/2010	Year Ended 9/30/2011	Year Ended 9/30/2010
OPERATIONS:
Net investment income	$121,485	$90,536	$51,313	$36,645
Net realized gain (loss) on:
Investments	994,852	(67,630)	140,973	(19,658)
Foreign currency related transactions	(79)	(3,039)	(18,918)	(905)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(1,875,691)	224,422	(483,261)	263,315
Foreign currency related transactions	(1,399)	1,804	1,338	715

Net increase (decrease) in net assets resulting from operations	(760,832)	246,093	(308,555)	280,112

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	(61,274)	(94,522)	(39,445)	(34,820)
Institutional Shares	(26,489)	(34,566)	(12,501)	(7,409)
Net realized gains on investment transactions:
Investor Shares	-	-	-	-

Total distributions paid to shareholders	(87,763)	(129,088)	(51,946)	(42,229)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	(973,666)	(1,096,191)	1,298,269	1,080,085

Total increase (decrease) in net assets	(1,822,261)	(979,186)	937,768	1,317,968

Net assets, beginning of period	9,648,669	10,627,855	3,337,714	2,019,746

Net assets, end of period	$7,826,408	$9,648,669	$4,275,482	$3,337,714

Accumulated undistributed net investment income (loss)	$121,055	$87,458	$(12,850)	$7,327

The accompanying notes are an integral part of the financial statements.

37

ARTISAN FUNDS

Statements of Changes in Net Assets (Continued)

Dollar values in thousands

	MID CAP		VALUE
	Year Ended 9/30/2011	Year Ended 9/30/2010	Year Ended 9/30/2011	Year Ended 9/30/2010
OPERATIONS:
Net investment income (loss)	$(40,985)	$(32,865)	$3,743	$1,996
Net realized gain on:
Investments	665,237	94,003	32,265	9,335
Foreign currency related transactions	-	-	(41)	3
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(348,059)	818,287	(42,872)	8,010
Foreign currency related transactions	-	-	(1)	-

Net increase (decrease) in net assets resulting from operations	276,193	879,425	(6,906)	19,344

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	-	-	(2,455)	(840)
Net realized gains on investment transactions:
Investor Shares	-	-	-	-

Total distributions paid to shareholders	-	-	(2,455)	(840)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	(143,118)	(144,809)	205,150	66,759

Total increase in net assets	133,075	734,616	195,789	85,263

Net assets, beginning of period	4,877,681	4,143,065	266,373	181,110

Net assets, end of period	$5,010,756	$4,877,681	$462,162	$266,373

Accumulated undistributed net investment income (loss)	$-	$(133)	$2,606	$1,405

The accompanying notes are an integral part of the financial statements.

38

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	ARTISAN EMERGING MARKETS FUND
	Institutional Shares

	Year Ended

	9/30/2011	9/30/2010	9/30/2009	9/30/2008	9/30/2007

Net Asset Value Beginning of Period	$15.23	$13.02	$11.15	$16.71	$11.15
Net Investment Income(1)	0.21	0.17	0.09	0.18	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(3.93)	2.15	1.91	(5.41)	5.81

Total Income (Loss) from Investment Operations	(3.72)	2.32	2.00	(5.23)	5.90

Dividends from Net Investment Income	(0.14)	(0.11)	(0.12)	(0.01)	(0.03)
Distributions from Net Realized Gains	-	-	(0.01)	(0.32)	(0.31)

Total Distributions	(0.14)	(0.11)	(0.13)	(0.33)	(0.34)

Net Asset Value End of Period	$11.37	$15.23	$13.02	$11.15	$16.71

Total Return	(24.67)%	17.94%	18.66%	(31.91)%	53.99%
Net Assets End of Period (millions)	$352.1	$284.2	$104.0	$69.8	$18.4
Ratio of Expenses to Average Net Assets(2)	1.19%	1.31%	1.50%	1.50%	1.44%
Ratio of Net Investment Income to Average Net Assets(2)	1.41%	1.25%	1.02%	1.17%	0.67%
Portfolio Turnover Rate	30.86%	25.89%	56.88%	42.24%	71.28%

(1)	Computed based on average shares outstanding.
(2)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the board of directors. Absent expenses waived or paid by the Adviser or the board of directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
9/30/2009	1.81%	0.71%
9/30/2008	1.51%	1.16%
9/30/2007	3.19%	(1.08)%

The accompanying notes are an integral part of the financial statements.

39

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

ARTISAN GROWTH OPPORTUNITIES FUND
Institutional Shares

9/30/2011(1)

Net Asset Value Beginning of Period	$13.38
Net Investment Loss(2)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(2.48)

Total Loss from Investment Operations	(2.50)

Distributions from Net Realized Gains	-

Total Distributions	-

Net Asset Value End of Period	$10.88

Total Return(3)	(18.68)%
Net Assets End of Period (millions)	$13.0
Ratio of Expenses to Average Net Assets(4)(5)	1.50%
Ratio of Net Investment Loss to Average Net Assets(4)(5)	(0.72)%
Portfolio Turnover Rate(3)	76.18%

(1)	For the period from commencement of operations July 26, 2011 through September 30, 2011.
(2)	Computed based on average shares outstanding.
(3)	Periods less than twelve months (where applicable) are not annualized.
(4)	Periods less than twelve months (where applicable) are annualized.
(5)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser. Absent expenses waived or paid by the Adviser, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment (Loss) to Average Net Assets
9/30/2011	2.22%	(1.44)%

The accompanying notes are an integral part of the financial statements.

40

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN INTERNATIONAL FUND
	Institutional Shares

	Year Ended

	9/30/2011	9/30/2010	9/30/2009	9/30/2008	9/30/2007

Net Asset Value Beginning of Period	$20.72	$20.29	$20.51	$33.99	$28.92
Net Investment Income(1)	0.32	0.22	0.28	0.42	0.37
Net Realized and Unrealized Gain (Loss) on Investments	(2.31)	0.49	0.46	(9.16)	7.52

Total Income (Loss) from Investment Operations	(1.99)	0.71	0.74	(8.74)	7.89

Dividends from Net Investment Income	(0.23)	(0.28)	(0.26)	(0.27)	(0.49)
Distributions from Net Realized Gains	-	-	(0.70)	(4.47)	(2.33)

Total Distributions	(0.23)	(0.28)	(0.96)	(4.74)	(2.82)

Net Asset Value End of Period	$18.50	$20.72	$20.29	$20.51	$33.99

Total Return	(9.76)%	3.54%	5.25%	(29.83)%	28.99%
Net Assets End of Period (millions)	$1,989.3	$2,353.9	$2,912.7	$3,043.8	$5,049.3
Ratio of Expenses to Average Net Assets	0.99%	0.98%	0.99%	0.98%	0.98%
Ratio of Net Investment Income to Average Net Assets	1.42%	1.10%	1.76%	1.50%	1.22%
Portfolio Turnover Rate	70.36%	70.51%	82.38%	54.42%	66.30%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

41

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN INTERNATIONAL VALUE FUND
	Institutional Shares

	Year Ended

	9/30/2011	9/30/2010	9/30/2009	9/30/2008	9/30/2007

Net Asset Value Beginning of Period	$24.76	$22.83	$21.22	$28.53	$26.71
Net Investment Income(1)	0.35	0.36	0.21	0.52	0.41
Net Realized and Unrealized Gain (Loss) on Investments	(1.24)	2.02	1.66	(5.58)	3.14

Total Income (Loss) from Investment Operations	(0.89)	2.38	1.87	(5.06)	3.55

Dividends from Net Investment Income	(0.40)	(0.45)	(0.26)	(0.58)	(0.45)
Distributions from Net Realized Gains	-	-	-	(1.67)	(1.28)

Total Distributions	(0.40)	(0.45)	(0.26)	(2.25)	(1.73)

Net Asset Value End of Period	$23.47	$24.76	$22.83	$21.22	$28.53

Total Return	(3.84)%	10.66%	9.14%	(18.92)%	13.48%
Net Assets End of Period (millions)	$1,042.8	$649.6	$280.2	$186.1	$218.9
Ratio of Expenses to Average Net Assets	0.99%	1.01%	1.04%	1.03%	1.06%
Ratio of Net Investment Income to Average Net Assets	1.30%	1.57%	1.17%	2.10%	1.47%
Portfolio Turnover Rate	30.90%	21.02%	55.49%	44.72%	45.60%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

42

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

	ARTISAN MID CAP FUND
	Institutional Shares

	Year Ended

	9/30/2011	9/30/2010	9/30/2009	9/30/2008	9/30/2007

Net Asset Value Beginning of Period	$30.50	$25.00	$24.71	$37.78	$32.24
Net Investment Loss(1)	(0.16)	(0.14)	(0.06)	(0.14)	(0.16)
Net Realized and Unrealized Gain (Loss) on Investments	1.89	5.64	0.63	(7.03)	9.17

Total Income (Loss) from Investment Operations	1.73	5.50	0.57	(7.17)	9.01

Dividends from Net Investment Income	-	-	-	-	-
Distributions from Net Realized Gains	-	-	(0.28)	(5.90)	(3.47)

Total Distributions	-	-	(0.28)	(5.90)	(3.47)

Net Asset Value End of Period	$32.23	$30.50	$25.00	$24.71	$37.78

Total Return	5.67%	22.00%	2.77%	(22.23)%	30.17%
Net Assets End of Period (millions)	$510.0	$502.4	$454.5	$537.2	$785.4
Ratio of Expenses to Average Net Assets	0.96%	0.96%	0.97%	0.95%	0.95%
Ratio of Net Investment Loss to Average Net Assets	(0.47)%	(0.51)%	(0.32)%	(0.46)%	(0.47)%
Portfolio Turnover Rate	62.87%	63.46%	68.39%	79.76%	71.04%

(1)	Computed based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

43

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period (Continued)

ARTISAN VALUE FUND
Institutional Shares

Year or Period Ended

9/30/2011(1)

Net Asset Value Beginning of Period	$10.60
Net Investment Income(2)	0.02
Net Realized and Unrealized Loss on Investments	(1.50)

Total Loss from Investment Operations	(1.48)

Dividends from Net Investment Income	-
Distributions from Net Realized Gains	-

Total Distributions	-

Net Asset Value End of Period	$9.12

Total Return(3)	(13.96)%
Net Assets End of Period (millions)	$53.5
Ratio of Expenses to Average Net Assets(4)	1.09%
Ratio of Net Investment Income to Average Net Assets(4)	1.02%
Portfolio Turnover Rate(3)	78.36%

(1)	For the period from commencement of operations July 26, 2011 through September 30, 2011.
(2)	Computed based on average shares outstanding.
(3)	Periods less than twelve months (where applicable) are not annualized.
(4)	Periods less than twelve months (where applicable) are annualized.

The accompanying notes are an integral part of the financial statements.

44

ARTISAN FUNDS

Notes to Financial Statements – September 30, 2011

(1)	Organization:

Artisan Partners Funds, Inc. (“Artisan Funds”) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Effective July 1, 2011, Artisan Partners Funds, Inc. changed its name from Artisan Funds, Inc. but continues to do business as Artisan Funds. Artisan Funds is a series comprised of twelve open-end, diversified mutual funds. Artisan Emerging Markets Fund (“Emerging Markets Fund” or “Emerging Markets”), Artisan Growth Opportunities Fund (“Growth Opportunities Fund” or “Growth Opportunities”), Artisan International Fund (“International Fund” or “International”), Artisan International Value Fund (“International Value Fund” or “International Value”), Artisan Mid Cap Fund (“Mid Cap Fund” or “Mid Cap”) and Artisan Value Fund (“Value Fund” or “Value”), each a series of Artisan Funds (each a “Fund,” and collectively, the “Funds”), commenced operations on June 26, 2006, September 22, 2008, December 28, 1995, September 23, 2002, June 27, 1997 and March 27, 2006, respectively. Each Fund’s investment objective is to seek long-term capital growth.

Artisan Growth Opportunities Fund changed its name from Artisan Opportunistic Growth Fund effective January 28, 2011. Artisan Value Fund changed its name from Artisan Opportunistic Value Fund effective December 1, 2010.

Emerging Markets Fund offers shares of capital stock of two classes – Institutional Shares and Advisor Shares – and has offered Institutional Shares since the commencement of operations and began offering Advisor Shares on June 2, 2008. Advisor Shares are sold to employee benefit plans, clients of financial advisors, clients of sponsored programs and institutional or other investors. All investments and exchanges are subject to approval by the Fund. Growth Opportunities Fund, International Fund, International Value Fund, Mid Cap Fund and Value Fund offer shares of capital stock of two classes – Institutional Shares and Investor Shares – and have offered Investor Shares since the commencement of operations. Growth Opportunities Fund, International Fund, International Value Fund, Mid Cap Fund and Value Fund began offering Institutional Shares on July 26, 2011, July 1, 1997, October 1, 2006, July 1, 2000 and July 26, 2011, respectively.

Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class.

Income, expenses not specific to a particular class and realized and unrealized gains and losses were allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, were allocated directly to that class.

Each Fund is managed by Artisan Partners Limited Partnership (the “Adviser” or “Artisan Partners”). The Adviser is wholly owned by Artisan Partners Holdings LP (“Artisan Holdings”).

(2)	Summary of significant accounting policies:

The following is a summary of significant accounting policies of the Funds in effect during the period covered by the financial statements, which were in accordance with United States generally accepted accounting principles.

45

NOTES TO FINANCIAL STATEMENTS

(a)	Security valuation – The net asset value (“NAV”) of the shares of each class of each Fund was determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time) each day the NYSE was open for regular session trading. The NAV of each class of shares was determined by dividing the value of each Fund’s securities and other assets attributed to that class, less its liabilities attributed to that class, by the number of outstanding shares of that class of that Fund.

In determining NAV, each equity security traded on a securities exchange, including over-the-counter securities, was valued at the closing price as of the time of valuation on the exchange or market designated as the principal exchange (the “principal exchange”). The closing price provided by the pricing vendor for a principal exchange may differ and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information from the principal exchange as of the time of valuation, the security was valued using the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or the most recent bid quotation on the principal exchange or, if not available, another exchange or in the over-the-counter market. Short-term investments, other than repurchase agreements, maturing within sixty days from the valuation date were valued at amortized cost, which approximates market value.

Exchange traded option contracts were valued at the last sale or official closing price on the exchange where an option is principally traded or, if no sales or closing prices were available, at the mean of the most recent bid and ask quotation on the principal exchange.

Securities for which prices were not readily available were valued by Artisan Funds’ valuation committee (the “valuation committee”) at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ board of directors (the “board of directors”). A price was considered to be not readily available if, among other things, the valuation committee believed that the price determined as described in the preceding paragraphs did not reflect a fair value of the security.

Emerging Markets Fund, Growth Opportunities Fund, International Fund and International Value Fund generally invested a significant portion, and perhaps as much as substantially all, of their total assets in securities principally traded in markets outside the U.S. Value Fund had the ability to invest, and did invest, in securities principally traded outside the U.S. The foreign markets in which the Funds invested were sometimes open on days when the NYSE was not open and the Funds did not calculate their NAVs, and sometimes were not open on days when the Funds did calculate their NAVs. Even on days on which both the foreign market and the NYSE were open, several hours may have passed between the time when trading in the foreign market closed and the time as of which the Funds calculated their NAVs. That was generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America was generally the same as the closing time of the NYSE and the time as of which the Funds calculated their NAVs.

46

NOTES TO FINANCIAL STATEMENTS

The valuation committee concluded that a price determined under the Funds’ valuation procedures was not readily available if, among other things, the valuation committee believed that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (“subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in one or more U.S. securities indices. Artisan Funds monitored for subsequent events using several tools. An indication by any of those tools of a potential material change in the value of securities resulted in either a meeting of the valuation committee, which considered whether a subsequent event had occurred and whether local market closing prices continued to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on information provided by a third party research service. This third party research service was used to assist in determining estimates of fair values for foreign securities. That service utilized statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value.

Estimates of fair values utilized by the Funds as described above may differ from the value realized on the subsequent sale of those securities and from quoted or published prices for those securities. The differences may have been material to the NAV of the applicable Fund or to the information presented.

Foreign stocks, as an asset class, may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investment in foreign securities (including, but not limited to, depositary receipts and participation certificates) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability.

The risks of foreign investments typically are greater in emerging and less developed markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in developed markets. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. High levels of national debt tend to make such markets also heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

47

NOTES TO FINANCIAL STATEMENTS

(b)	Fair value measurements – Under generally accepted accounting principles for fair value measurement, accounting standards clarify the definition of fair value for financial reporting, establish a framework for measuring fair value and require additional disclosures about the use of fair value measurements. In accordance with this standard, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The standard establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The three-tier hierarchy of inputs is summarized in three broad levels:

•	Level 1 – quoted prices in active markets for identical investments
•

Level 2 – other significant observable inputs (including but not limited to quoted prices for similar securities, interest rates, credit risks, etc. Securities primarily traded outside the U.S., whose values were adjusted as result of significant market movements, are classified as level 2)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining a fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

The following table summarizes each Fund’s investments by major security type, based on the inputs used to determine their fair values as of September 30, 2011 (in thousands):

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Emerging Markets
Equity Securities(1)
Developed Markets	$3,696	$14,748		$-	$18,444
Emerging Asia	10,334	311,831		-	322,165
Emerging Europe, Middle East & Africa	6,135	132,982		-	139,117
Latin America	176,630	-		-	176,630
Repurchase Agreements	-	7,346		-	7,346
Total	$196,795	$466,907	(2)	-	$663,702

48

NOTES TO FINANCIAL STATEMENTS

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Growth Opportunities
Equity Securities(1):
Americas	$96,625	$-		$-	$96,625
Emerging Markets	18,186	8,593		-	26,779
Europe	2,421	12,587		-	15,008
Pacific Basin	-	4,887		-	4,887
Repurchase Agreements	-	10,298		-	10,298
Total Investments in Securities	117,232	36,365		-	153,597
Derivatives:
Foreign Currency Forward Contracts(3)	-	5		-	5
Total	$117,232	$36,370	(2)	$-	$153,602
International
Equity Securities(1):
Americas	$397,669	$-		$-	$397,669
Emerging Markets	288,034	338,807		-	626,841
Europe	-	4,084,752		-	4,084,752
Middle East	-	-		-	-
Pacific Basin	-	2,438,039		-	2,438,039
Repurchase Agreements	-	246,213		-	246,213
Total	$685,703	$7,107,811	(2)	$-	$7,793,514
International Value
Equity and Equity-Linked Securities(1):
Americas	$725,861	$-		$-	$725,861
Emerging Markets	-	21,934		-	21,934
Europe	168,562	2,481,284		-	2,649,846
Pacific Basin	-	690,238		-	690,238
Repurchase Agreements	-	128,934		-	128,934
Total Investments in Securities	894,423	3,322,390		-	4,216,813
Derivatives:
Foreign Currency Forward Contracts(3)	-	1,905		-	1,905
Total	$894,423	$3,324,295	(2)	$-	$4,218,718
Mid Cap
Equity Securities(1)	$4,790,407	$-		$-	$4,790,407
Repurchase Agreements	-	241,658		-	241,658
Total	$4,790,407	$241,658		$-	$5,032,065

49

NOTES TO FINANCIAL STATEMENTS

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Value
Equity Securities(1):
Consumer Discretionary	$42,139	$-		$-	$42,139
Consumer Staples	30,307	16,974		-	47,281
Energy	49,628	-		-	49,628
Financials	126,545	-		-	126,545
Healthcare	13,421	-		-	13,421
Industrials	12,086	-		-	12,086
Information Technology	159,414	-		-	159,414
Repurchase Agreements	-	10,526		-	10,526
Total	$433,540	$27,500	(2)	$-	$461,040
(1)See Fund’s Schedule of Investments for sector or country classifications.
(2) Includes securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.
(3) Derivative instruments are valued at unrealized appreciation.

Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Funds recognize transfers between levels as of the end of the period. At September 30, 2011, the fair market value of certain securities were adjusted, resulting in their Level 2 classification, due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE. The following table summarizes security transfers from Level 1 to Level 2 for each Fund as of September 30, 2011 (in thousands):

Transfers from Level 1 to Level 2
Emerging Markets	$357,984
Growth Opportunities Fund	9,831
International	4,297,816
International Value	2,395,331

As of September 30, 2011, there were no transfers of Level 3 securities.

(c)	Taxes – No provision was made for federal income taxes or excise taxes since each Fund intends to (i) comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and (ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Funds may utilize earnings and profits distributed to shareholders on redemptions of Fund shares as part of the dividends paid deduction.

The Funds have analyzed the tax positions taken on federal income tax returns for all open tax years (fiscal years 2008 through 2010) and have concluded that as of September 30, 2011, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and each state’s department of revenue.

50

NOTES TO FINANCIAL STATEMENTS

The Funds may be subject to taxes on realized gains from the sale of investment securities imposed by certain countries in which the Funds invest. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Net realized gain (loss) on investments” on the accompanying Statements of Operations. The amount of foreign tax owed, including withholding taxes of foreign dividends, is included in “Payable for foreign taxes” on the accompanying Statements of Assets and Liabilities.

(d)	Portfolio transactions – In determining a Fund’s NAV, security transactions and shareholder transactions were accounted for no later than one business day after trade date, in accordance with applicable regulations. However, for financial reporting purposes, security transactions and shareholder transactions were recorded on trade date in accordance with United States generally accepted accounting principles. Net realized gains and losses on securities were computed on specific security lot identification.

(e)	Foreign currency translation – Values of foreign investments, open foreign currency forward contracts, payables for capital gains taxes, payables and receivables for securities transactions, dividend and reclaim receivables, other receivables and payables, and cash denominated in a foreign currency were translated into U.S. dollars using a spot market rate of exchange as of the time of determination of each Fund’s NAV on the day of valuation. Purchases and sales of investments and dividend and interest income were translated into U.S. dollars using the current spot market rate of exchange on the date of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates was included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

The Funds may enter into (a) foreign currency contracts, and (b) foreign currency forward contracts. Foreign currency contracts are used to facilitate the purchase and sale of non-U.S. securities and generally settle within three business days. Foreign currency forward contracts are used to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. Open foreign currency contracts and foreign currency forward contracts, if any, were recorded at market value and recorded in the Statements of Assets and Liabilities. Realized and unrealized gains and losses were reported as foreign currency related transactions are recorded in the Statements of Operations.

As of September 30, 2011, Growth Opportunities and International Value had outstanding foreign currency forward contracts, as shown on the Schedules of Investments. Foreign currency contracts are not separately disclosed in the Schedules of Investments.

For tax purposes, these foreign exchange gains and losses were treated as ordinary income or loss. The Funds could be exposed to loss if the counterparties fail to perform under these contracts. Other foreign currency related transaction gains and losses may result from currency gains and losses realized from the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions arose from changes in the values of assets and liabilities, other than investments in securities, resulting from changes in foreign exchange rates.

51

NOTES TO FINANCIAL STATEMENTS

(f)	Options – The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period in the event the option is exercised.

The premium that the Fund pays when purchasing an option or that the Fund receives when writing an option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of the trade.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statements of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss.

When the Fund purchases an option, the Fund pays a non-refundable premium to the seller (writer) of the option. The Fund includes the premium paid in the Statements of Assets and Liabilities as an equivalent asset. The amount of the asset is subsequently marked-to-market to reflect the current value of the option purchased. Premiums paid for purchased call and put options that have expired are treated as realized losses on investments in the Statements of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Growth Opportunities Fund entered into written call options during the year ended September 30, 2011 as follows:

	Number of Contracts	Premiums Received (in thousands)
Options outstanding at beginning of period	-	-
Options written	40	$11
Options terminated in closing transactions	(40)	(11)
Options outstanding at end of period	-	-

(g)

Repurchase agreements – Each Fund may enter into repurchase agreements with institutions that the Adviser determined were creditworthy pursuant to criteria adopted by the board of directors. Repurchase agreements were recorded at cost plus

52

NOTES TO FINANCIAL STATEMENTS

accrued interest and were collateralized in an amount greater than or equal to the repurchase price plus accrued interest. Collateral (in the form of U.S. government securities) was held by the Funds’ custodian and in the event of default on the obligation of the counterparty to repurchase, the Funds had the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the proceeds from any sale of such collateral were less than the repurchase price, the Fund would have suffered a loss.

(h)	Depositary receipts – Each of the Funds may invest in depositary receipts. Depositary receipts are typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security issued by an issuer and deposited with the depositary.

(i)	Equity-linked participation certificates – Emerging Markets Fund, Growth Opportunities Fund, International Fund, International Value Fund, and Value Fund may invest in equity-linked participation certificates. Equity-linked participation certificates are derivative securities which are designed to provide synthetic exposure to one or more underlying securities. An investment in an equity-linked participation certificate typically entitles the holder to a return equal to the market return of the underlying security or securities, subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity-linked participation certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis.

(j)	Commission recapture – Each of the Funds had the ability to direct portfolio trades to various brokers that have agreed to rebate a portion of the commissions generated. Such cash rebates were made directly to the applicable Fund and were included in net realized gain or loss on investments in the Statements of Operations for the year ended September 30, 2011 as follows (in thousands):

Emerging Markets	$6
Growth Opportunities	8
International	554
International Value	116
Mid Cap	353
Value	35

(k)	Use of estimates – The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(l)	Indemnifications – In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(m)	Other – Dividend income less foreign taxes withheld, if any, was generally recorded on the ex-dividend date. In some cases, the information was not available to the Fund

53

NOTES TO FINANCIAL STATEMENTS

on the ex-dividend date. In such cases, which may have included private placements and foreign securities, dividends were recorded as soon after the ex-dividend date as reliable information became available to the Funds. Non-cash dividends included in dividend income, if any, were generally recorded at the fair market value of securities received. Interest income was reported on the accrual basis. Distributions to shareholders were recorded on the ex-dividend date. Expenses attributable to Artisan Funds were generally allocated to each Fund based on net assets. However, other expense allocation methodologies were used, depending on the nature of the expense item. Expenses attributable to a particular Fund or class were allocated directly to that Fund or class.

The character of income and net realized gains and losses may differ in some instances for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts to more appropriately conform financial accounting to tax characterizations of dividend and capital gain distributions.

Emerging Markets Fund, Growth Opportunities Fund, International Fund and International Value Fund generally imposed a 2% redemption fee on Fund shares held 90 days or less. Those redemption fees were recorded as a reduction in the cost of shares redeemed and had the primary effect of increasing paid-in capital. Each Fund reserved the right to waive or reduce the 2% redemption fee on Fund shares held 90 days or less at its discretion when the Fund believed such waiver was in the best interests of the Fund, including but not limited to when it determined that imposition of the redemption fee was not necessary to protect the Fund from the effects of short-term trading. The Funds waived the fee on redemption of shares held by certain authorized agents or other Fund intermediaries and otherwise in accordance with the Funds’ prospectus.

(n)	New accounting pronouncement – In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-4, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). ASU No. 2011-4 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-4 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The Funds’ management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

(3)	Derivative transactions:

The fair value of derivative instruments as reported in the Statements of Assets and Liabilities as of September 30, 2011 was as follows (in thousands):

Fund	Risk Exposure Category	Statement of Assets and Liabilities location	Value
Growth Opportunities	Foreign currency forward contracts	Unrealized gain on foreign currency contracts	$5
International Value	Foreign currency forward contracts	Unrealized gain on foreign currency contracts	$1,905

(1)	Amount rounds to less than $1.

54

NOTES TO FINANCIAL STATEMENTS

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2011 was as follows (in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Fund	Risk Exposure Category	Statement of Operations location	Value
Growth Opportunities	Foreign currency forward contracts	Net realized loss on foreign currency related transactions	$(78)
	Purchased Options	Net realized loss on investments	$(5)
	Written Options	Net realized gain on investments	9
Total			$(74)
International Value	Foreign currency forward contracts	Net realized gain (loss) on foreign currency related transactions	$(19,617)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Fund	Risk Exposure Category	Statement of Operations location	Value
Growth Opportunities	Foreign currency forward contracts	Net increase in unrealized appreciation or depreciation on foreign currency related transactions	5
International Value	Foreign currency forward contracts	Net increase in unrealized appreciation or depreciation on foreign currency related transactions	1,905

Volume of derivative activity

For the year ended September 30, 2011, Growth Opportunities Fund held and closed out of two foreign currency forward contracts in addition to one foreign currency forward contract that is presented on each of the respective Schedules of Investments. International Value Fund held and closed out of three foreign currency forward contracts in addition to one foreign currency forward contract that is presented on the Schedule of Investments.

For the year ended September 30, 2011, Growth Opportunities Fund held and closed out of 40 written call option contracts and 80 purchased put option contracts.

(4)	Transactions with affiliates:

The Adviser, with which the officers and a director of Artisan Funds were affiliated, provided investment advisory and administrative services to the Funds. In exchange for those services, each Fund paid a monthly management fee to the Adviser as follows:

Emerging Markets Fund

Average Daily Net Assets	Annual Rate
All	1.050%

55

NOTES TO FINANCIAL STATEMENTS

International Value Fund and Mid Cap Fund

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
Greater than $1 billion	0.925

International Fund

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
$1 billion to $12 billion	0.925
Greater than $12 billion	0.900

Growth Opportunities Fund and Value Fund (for the period October 1, 2010 to November 30, 2010)

Average Daily Net Assets	Annual Rate
Less than $1 billion	0.900%
$1 billion to $4 billion	0.875
$4 billion to $8 billion	0.850
$8 billion to $12 billion	0.825
Greater than $12 billion	0.800

Value Fund (for the period December 1, 2010 to September 30, 2011)

Average Daily Net Assets	Annual Rate
Less than $50 million	0.800%
$50 million to $100 million	0.760
$100 million to $500 million	0.720
$500 million to $7.5 billion	0.680
Greater than $7.5 billion	0.640

The Adviser has contractually agreed to waive its management fee, and to the extent that the fee waiver is insufficient, to reimburse Emerging Markets and Growth Opportunities Fund for any ordinary operating expenses in an amount sufficient to cause the Fund’s ordinary operating expenses, including the management fee, to be not more than 1.50% of average daily net assets, annually. This contract continues through February 1, 2013, at which time the Adviser will determine whether to renew, revise or discontinue it. For the year ended September 30, 2011, expenses of approximately $17 incurred by Growth Opportunities Fund were waived by the Adviser.

The officers and director of Artisan Funds who are affiliated with the Adviser receive no compensation from the Funds.

Prior to April 1, 2011, each director who was not an affiliated person of the Adviser received an annual retainer of $180,000, payable quarterly, as well as reimbursement of expenses related to his duties as a director of Artisan Funds. The amount of the annual retainer increased by $10,000 with each new series of Artisan Funds. In addition, the non-interested chair of the board of directors received an annual retainer of $60,000,

56

NOTES TO FINANCIAL STATEMENTS

payable quarterly, and each chair of a board committee who was a non-interested director received an annual retainer of $30,000, payable quarterly. Effective April 1, 2011, each director who was not an affiliated person of the Adviser receives an annual retainer of $200,000, payable quarterly, which will increase by $10,000 with each new series of Artisan Funds. The additional annual retainer fees for the non-interested chair of the board of directors and each non-interested chair of a board committee were not changed from the prior period. These fees were generally allocated to each of Artisan Funds based on net assets, subject to a minimum allocation of $1,500 to each Fund per quarter.

Artisan Funds has adopted a deferred compensation plan for directors who are not affiliated persons of the Adviser that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the directors under the plan, deferred amounts would be invested in shares of Artisan Funds as selected by the individual directors. Each Fund would purchase shares of Artisan Funds selected for deferral by the director in amounts equal to his investment, resulting in a Fund asset equal to the deferred compensation liability. As of September 30, 2011, no current directors have elected to participate in the deferred compensation plan.

Shares of Artisan Funds were offered for sale by Artisan Partners Distributors LLC (“Distributors”). Distributors is wholly owned by Artisan Holdings. All distribution expenses relating to the Funds were paid by the Adviser.

(5)	Line of credit arrangement:

Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company (“SSB”), which expires in August 2012, under which each Fund may borrow up to $75 million, provided that such borrowing does not exceed the least of (a) 33 1/3% of its adjusted net assets, with adjusted net assets being total assets less total liabilities (excluding indebtedness for borrowed money) after giving effect to the loan, (b) the maximum amount the Fund may borrow under applicable law, (c) the limitations included in the Funds’ prospectus, or (d) any limitations on borrowings in any agreement with any governmental authority or regulator; provided that the aggregate borrowings by all Artisan Funds may not exceed $100 million. For the period October 1, 2010 to August 15, 2011, Artisan Funds paid a commitment fee at the annual rate of 0.125% on the unused portion of the line of credit and interest was charged on any borrowings at the current Federal Funds rate plus 1.25%. For the period October 1, 2010 to August 15, 2011, SSB agreed to waive 0.025% of the commitment fee by reducing the Funds’ custody expenses. Effective August 16, 2011, Artisan Funds paid a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit and interest was charged on any borrowings at the current Federal Funds rate plus 1.25%. The commitment fee and the related waiver are allocated to each Fund based on net assets. The use of the line of credit was generally restricted to temporary borrowing for extraordinary or emergency purposes. During the year ended September 30, 2011, there were no borrowings under the line of credit for the Funds.

57

NOTES TO FINANCIAL STATEMENTS

(6)	Investment transactions:

The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended September 30, 2011 were as follows (in thousands):

Fund	Security Purchases	Security Sales
Emerging Markets	$640,060	$233,805
Growth Opportunities	184,741	97,935
International	6,663,902	7,722,484
International Value	2,553,612	1,271,546
Mid Cap	3,391,387	3,563,461
Value	472,084	293,026

(7)	Transactions in securities of affiliates:

The table below shows information about securities of the Funds’ “affiliates” (as defined below) that were held by the Funds, purchased or sold by the Funds, or from which dividends were received by the Funds during the year ended September 30, 2011 (dollar values in thousands). The Funds identify a company as an affiliate for the purpose of this report if one or more of the Funds owned, in the aggregate, voting securities that it believed represented 5% or more of that company’s outstanding voting securities (as defined by the Investment Company Act of 1940) during the year ended September 30, 2011.

		As of 9/30/10					As of 9/30/11
Fund	Security	Share Balance	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Dividend Income(1)	Share Balance	Value
International
	E-Commerce China Dangdang, Inc., Class A (DR)(2)(3)	-	$30,194	$30,194	$(4,123)	$-	-	$-
	Total(4)		$30,194	$30,194	$(4,123)	$-	-	$-
International Value
	Aderans Co., Ltd.(5)	1,956,400	$6,353	$1,403	$(1)	$-	2,420,067	$22,437
	Arch Capital Group Ltd.(2)	1,543,774	37,892	8,881	666	-	5,572,034	182,066
	ICON PLC (DR)(2)(5)	-	63,891	4,787	882	-	2,871,675	46,177
	Qinetiq Group PLC	41,112,031	41,700	-	-	1,616	62,402,252	112,476
	Savills Plc	8,553,847	11,700	3,325	196	1,971	9,951,406	44,068
	Signet Jewelers Ltd.(2)(3)	4,397,187	19,009	35,945	2,012	-	3,882,479	131,228
	Total(4)		$180,545	$54,341	$3,755	$3,587		$407,224
Mid Cap
	athenahealth, Inc.(2)	1,680,000	$18,599	$5,814	$685	$-	1,956,015	$116,481
	GSI Commerce, Inc.(3)	3,010,400	4,912	77,506	7,374	-	-	-
	Total(4)		$23,511	$83,320	$8,059	$-		$116,481
Value
	Arch Capital Group Ltd.(2)	139,500	$5,973	$4,231	$743	$-	439,300	$14,354
	Ingram Micro Inc.(2)	540,200	9,085	595	(92)	-	1,000,700	16,141
	Total(4)		$15,058	$4,826	$651	$-		$30,495

(1)	Net of foreign taxes withheld, if any.
(2)	Non-income producing security.
(3)	Issuer was no longer an affiliate as of September 30, 2011.
(4)	Total value as of September 30, 2011 is presented for only those issuers that were affiliates as of September 30, 2011.
(5)	Issuer was not an affiliate as of September 30, 2010.

58

NOTES TO FINANCIAL STATEMENTS

(8)	Information for Federal income tax purposes:

For Federal income tax purposes, the cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) on investments as of September 30, 2011 were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
Emerging Markets	$863,270	$19,069	$(218,637)	$(199,568)
Growth Opportunities	151,649	15,967	(14,019)	1,948
International	8,175,187	652,241	(1,033,914)	(381,673)
International Value	4,300,722	357,063	(440,972)	(83,909)
Mid Cap	3,918,826	1,267,624	(154,385)	1,113,239
Value	493,964	12,658	(45,582)	(32,924)
The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

The tax characterization of ordinary income dividends and long-term capital gain distributions paid during the year ended September 30, 2011 and the year ended September 30, 2010 were as follows (in thousands):

	Year Ended 9/30/11		Year Ended 9/30/10
Fund	Ordinary Income Dividends	Long-Term Capital Gain Distributions	Ordinary Income Dividends	Long-Term Capital Gain Distributions
Emerging Markets	$5,180	$-	$1,497	$-
Growth Opportunities	224	810	-	-
International	87,763	-	129,088	-
International Value	51,946	-	42,229	-
Value	2,455	-	840	-

Ordinary income dividends and long-term capital gain distributions were determined in accordance with income tax regulations that impose treatment that is different from the treatment that would result from the application of United States generally accepted accounting principles for such items as net short-term gains, passive foreign investment company transactions, foreign currency transactions and net investment losses. Gains on redemptions-in-kind for Mid Cap Fund of $78,603,000 were included in net realized gain (loss) on investments in the Statements of Operations for the year ended September 30, 2011, and were not recognized for Federal income tax purposes.

59

NOTES TO FINANCIAL STATEMENTS

Additional tax information as of and for the year ended September 30, 2011 follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Post-October Losses	Other Deferred Gains (Losses)(1)
Emerging Markets	$5,629	$1,871	$-	$(3,671)
Growth Opportunities	-	1,422	(406)	(20)
International	120,926	-	-	(1,361)
International Value	-	12,238	-	12
Mid Cap	-	-	-	(192)
Value	2,606	-	-	(4)

(1)

Other deferred gains and losses relate to (a) gains or losses on transactions that occurred subsequent to year end that affected the distributable earnings at September 30, 2011 such as wash sales, (b) unrealized gains and losses on open foreign currency contracts and (c) other items.

As of September 30, 2011, the Funds had capital loss carryovers as follows (in thousands):

	Expiring 2017	Expriring 2018	Total
International	$52,715	$1,780,664	$1,833,379
Mid Cap	-	85,052	85,052
Value	4,793	47,952	52,745

For the year ended September 30, 2011, the Funds used capital loss carryovers as follows (in thousands):

Capital Loss Carryovers Used
Emerging Markets	$10,901
International	793,973
International Value	119,740
Mid Cap	550,188
Value	30,711

60

NOTES TO FINANCIAL STATEMENTS

(9)	Fund share activities:

Capital share transactions for the Funds were as follows (dollar values in thousands):

	EMERGING MARKETS		GROWTH OPPORTUNITIES		INTERNATIONAL
Year ended September 30, 2011	Institutional Shares	Advisor Shares	Investor Shares	Institutional Shares(1)	Investor Shares	Institutional Shares
Proceeds from shares issued	$208,436	$302,182	$116,536	$1,599	$1,303,630	$200,095
Net asset value of shares transferred	-	-	(14,153)	14,153	-	-
Net asset value of shares issued in reinvestment of dividends and distributions	3,270	1,764	1,027	-	54,788	25,401
Cost of shares redeemed(2)	(18,510)	(104,406)	(21,486)	-	(2,190,720)	(366,860)

Net increase (decrease) from fund share transactions	$193,196	$199,540	$81,924	$15,752	$(832,302)	$(141,364)

Shares sold	13,451,736	19,672,672	9,228,735	133,801	60,685,817	9,123,456
Shares transferred	-	-	(1,057,788)	1,057,788	-	-
Shares issued in reinvestment of dividends and distributions	208,694	112,253	85,008	-	2,556,612	1,178,671
Shares redeemed	(1,368,082)	(7,374,302)	(1,746,821)	-	(100,130,658)	(16,394,727)

Net increase (decrease) in capital shares	12,292,348	12,410,623	6,509,134	1,191,589	(36,888,229)	(6,092,600)

	EMERGING MARKETS		GROWTH OPPORTUNITIES		INTERNATIONAL
Year ended September 30, 2010	Institutional Shares	Advisor Shares	Investor Shares		Investor Shares	Institutional Shares
Proceeds from shares issued	$173,421	$177,493	$30,913		$1,714,559	$254,936
Net asset value of shares issued in reinvestment of dividends and distributions	984	500	-		85,907	32,933
Cost of shares redeemed(2)	(23,531)	(17,173)	(15,045)		(2,313,013)	(871,513)

Net increase (decrease) from fund share transactions	$150,873	$160,819	$15,868		$(512,547)	$(583,644)

Shares sold	12,304,761	12,812,565	3,195,776		87,169,342	12,936,483
Shares issued in reinvestment of dividends and distributions	73,686	37,352	-		4,233,932	1,614,352
Shares redeemed	(1,700,418)	(1,260,856)	(1,589,013)		(119,470,363)	(44,484,274)

Net increase (decrease) in capital shares	10,678,029	11,589,061	1,606,763		(28,067,089)	(29,933,439)

(1)	For the period from commencement of operations July 26, 2011 through September 30, 2011.
(2)	Net of redemption fees of:

Fund	9/30/2011	9/30/2010
Emerging Markets - Institutional Shares	$29	$2
Emerging Markets - Advisor Shares	26	2
Growth Opportunities - Investor Shares	4	-
International - Investor Shares	460	528
International - Institutional Shares	157	168

61

NOTES TO FINANCIAL STATEMENTS

	INTERNATIONAL VALUE		MID CAP
Year ended September 30, 2011	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Proceeds from shares issued	$1,396,183	$547,792	$1,160,346	$66,013
Net asset value of shares issued in reinvestment of dividends and distributions	32,185	11,352	-	-
Cost of shares redeemed(1)	(617,777)	(71,466)	(1,278,871)	(90,606)

Net increase (decrease) from fund share transactions	$810,591	$487,678	$(118,525)	$(24,593)

Shares sold	51,358,305	20,384,767	33,974,631	1,869,251
Shares issued in reinvestment of dividends and distributions	1,197,336	422,463	-	-
Shares redeemed	(23,292,083)	(2,603,912)	(37,508,365)	(2,521,038)

Net increase (decrease) in capital shares	29,263,558	18,203,318	(3,533,734)	(651,787)

	INTERNATIONAL VALUE		MID CAP
Year ended September 30, 2010	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Proceeds from shares issued	$1,211,662	$330,197	$744,135	$19,299
Net asset value of shares issued in reinvestment of dividends and distributions	31,364	5,319	-	-
Cost of shares redeemed(1)	(483,111)	(15,346)	(842,511)	(65,732)

Net increase (decrease) from fund share transactions	$759,915	$320,170	$(98,376)	$(46,433)

Shares sold	52,013,751	14,377,757	28,632,435	694,723
Shares issued in reinvestment of dividends and distributions	1,378,042	233,794	-	-
Shares redeemed	(20,943,757)	(655,580)	(32,462,368)	(2,402,397)

Net increase (decrease) in capital shares	32,448,036	13,955,971	(3,829,933)	(1,707,674)

(1)	Net of redemption fees of:

Fund	9/30/2011	9/30/2010
International Value - Investor Shares	279	323
International Value - Institutional Shares	84	71

62

NOTES TO FINANCIAL STATEMENTS

	VALUE
Year ended September 30, 2011	Investor Shares	Institutional Shares(1)
Proceeds from shares issued	$273,248	$36,577
Net asset value of shares transferred	(21,242)	21,242
Net asset value of shares issued in reinvestment of dividends and distributions	2,273	-
Cost of shares redeemed	(106,948)	-

Net increase (decrease) from fund share transactions	$147,331	$57,819

Shares sold	27,593,098	3,866,137
Shares transferred	(2,004,008)	2,004,008
Shares issued in reinvestment of dividends and distributions	241,039	-
Shares redeemed	(10,864,145)	-

Net increase (decrease) in capital shares	14,965,984	5,870,145

	VALUE
Year ended September 30, 2010	Investor Shares
Proceeds from shares issued	$130,447
Net asset value of shares issued in reinvestment of dividends and distributions	811
Cost of shares redeemed	(64,499)

Net increase (decrease) from fund share transactions	$66,759

Shares sold	15,026,128
Shares issued in reinvestment of dividends and distributions	94,772
Shares redeemed	(7,544,347)

Net increase (decrease) in capital shares	7,576,553

(1)	For the period from commencement of operations July 26, 2011 through September 30, 2011.

(10)	Subsequent Events:

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

63

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Artisan Partners Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Artisan Emerging Markets Fund, Artisan Growth Opportunities Fund (formerly Artisan Opportunistic Growth Fund), Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund, and Artisan Value Fund (formerly Artisan Opportunistic Value Fund) (six of the twelve portfolios constituting Artisan Partners Funds, Inc. (formerly Artisan Funds, Inc.)) (the “Funds”) as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artisan Emerging Markets Fund, Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund, and Artisan Value Fund of Artisan Partners Funds, Inc. at September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 21, 2011

64

NOTES TO FINANCIAL STATEMENTS

Other Federal tax information (unaudited):

The Internal Revenue Code requires that shareholders be notified within 60 days of the Funds’ fiscal year-end of certain information regarding long-term capital gains, qualified dividend income and the dividends received deduction for corporate shareholders. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV which provides the federal tax status of dividends and distributions received during the calendar year. Shareholders are advised to consult their own tax advisor with respect to the specific tax consequences of investment in the Funds.

Each Fund hereby designates the following amounts as (i) long-term capital gain distributions for purposes of the dividends paid deduction (including earnings and profits distributed to shareholders on redemption of Fund shares, in thousands), (ii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2011 that are considered qualified dividend income as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, and (iii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2011 that are eligible for the dividends received deduction available to certain corporate shareholders.

Fund	Long-Term Capital Gains	Qualified Dividend Income	Dividends Received Deduction
Emerging Markets	$297	83.00%	-%
Growth Opportunities	1,498	37.06	26.19
International	-	100.00	7.40
International Value	166	100.00	-
Mid Cap	-	-	-
Value	-	100.00	100.00

65

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of Artisan Funds, you may incur transaction costs, including redemption fees, and you will incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The first line under the name of each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the name of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line below each Fund’s name in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio for the six months ended September 30, 2011 and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period 4/1/2011-9/30/2011(1)
Artisan Emerging Markets Fund - Institutional Shares
Actual	$1,000.00	$713.70	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02
Artisan Growth Opportunities Fund - Institutional Shares(2)
Actual	$1,000.00	$813.20	$2.42
Hypothetical (5% return before expenses)	$1,000.00	$1,006.23	$2.68
Artisan International Fund - Institutional Shares
Actual	$1,000.00	$818.90	$4.47
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$4.96

See notes on page 67.

66

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period 4/1/2011-9/30/2011(1)
Artisan International Value Fund - Institutional Shares
Actual	$1,000.00	$843.90	$4.53
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$4.96
Artisan Mid Cap Fund - Institutional Shares
Actual	$1,000.00	$864.10	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86
Artisan Value Fund - Institutional Shares(2)
Actual	$1,000.00	$860.40	$1.86
Hypothetical (5% return before expenses)	$1,000.00	$1,007.18	$2.01

(1)

Expenses are equal to the Fund’s ratio of expenses to average net assets for the six-month period ended September 30, 2011 (shown below), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(2)	For the period from commencement of operations July 26, 2011 through September 30, 2011.

Fund	Annualized Ratio of Expenses to Average Net Assets for the Six-Month Period Ended September 30, 2011
Artisan Emerging Markets Fund - Institutional Shares	1.19%
Artisan Growth Opportunities Fund - Institutional Shares(1)(2)	1.50%
Artisan International Fund - Institutional Shares	0.98%
Artisan International Value Fund - Institutional Shares	0.98%
Artisan Mid Cap Fund - Institutional Shares	0.96%
Artisan Value Fund - Institutional Shares(2)	1.09%

(1) The annualized ratio of expenses to average net assets excludes expenses waived or paid by the Adviser. (2) For the period from commencement of operations July 26, 2011 through September 30, 2011.

67

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

The discussions of each Fund included in this report include statistical information about the portfolios of each of the Funds. Except as otherwise noted, that information is as of

September 30, 2011. That information will vary with changes in a Fund’s portfolio investments. The performance information for each Fund relative to its benchmark index discussed in this report was prepared by the Adviser using information reported by FactSet Research systems, Inc. (“FactSet”). For the purposes of assigning portfolio securities to a particular country, the Adviser considers an issuer to be from a particular country as designated by its securities information vendors. The Adviser currently uses MSCI Inc. as its primary source and FactSet as a secondary source for this information. In the event (i) the Adviser’s securities information vendors do not assign a security to a particular country or if the published classification appears to be clearly erroneous, or (ii) its primary vendor does not assign a security to a particular country and the secondary vendor has assigned a security to a particular country by using a methodology that is not the same as the methodology the primary vendor uses to assign a country, the Adviser assigns the security to a country using the primary vendor’s published criteria (to the extent available) or the Adviser’s own judgment. The primary information vendor’s criteria currently include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Country designations may change over time.

For the purposes of assigning portfolio securities to a particular sector and industry, the Adviser assigns securities in accordance with the sector and industry classifications of the Global Industry Classification Standard (GICS®) developed by MSCI Inc. and Standard & Poor’s. In the event the Adviser’s securities information vendors do not classify a security to a particular sector or industry, or if the published classification appears to be clearly erroneous, the Adviser classifies the security according to its own judgment, using other securities information vendors, the company description and other publicly available information about the company’s peer group. Sector and industry classifications may change over time.

The names of portfolio securities reflected in this report are as reported by the Funds’ data providers, may not represent the legal name of the entity and, in some cases, are translations of non-English names.

Descriptions of Indices

Each Fund’s performance is compared in this report to changes in one or more indices, including in all cases a broad-based index of changes in prices of securities in the markets in which the Fund invests. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Funds’ returns, the returns of each index do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index. An investment cannot be made directly in an index. Fair value pricing is not employed by market indices.

The indices to which the Funds are compared are:

Artisan Emerging Markets Fund – Morgan Stanley Capital International Emerging Markets IndexSM is a market-weighted index of companies in emerging markets.

68

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

Artisan Growth Opportunities Fund – Morgan Stanley Capital International All Country World IndexSM (MSCI ACWISM) is a market-weighted index of global developed and emerging markets.

Artisan International and Artisan International Value Funds – Morgan Stanley Capital International EAFE® Index (MSCI EAFE®) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada. MSCI EAFE®’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Fund – Morgan Stanley Capital International EAFE® Growth Index (MSCI EAFE® Growth) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, that exhibits growth investment style characteristics according to MSCI’s methodology. MSCI EAFE® Growth’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Value Fund – Morgan Stanley Capital International EAFE® Value Index (MSCI EAFE® Value) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, that exhibits value investment style characteristics according to MSCI’s methodology.

Artisan Mid Cap Fund – Russell Midcap® Index is a market-weighted index of about 800 medium-sized U.S. companies.

Artisan Mid Cap Fund – Russell Midcap® Growth Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with higher price-to-book and higher forecasted growth values.

Artisan Value Fund – Russell 1000® Index is a market-weighted index of about 1,000 large U.S. companies.

Artisan Value Fund – Russell 1000® Value Index is a market-weighted index of those large companies included in the Russell 1000® Index with lower price-to-book ratios and lower forcasted growth values.

Trademarks

Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report, if any, are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of the Adviser and may not be copied, reproduced, published or in any way used without written permission.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Artisan Partners Limited Partnership. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P,

69

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The MSCI information may only be used by the reader, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or any indices. None of the MSCI information is intended to constitute investment advice of a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the reader of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall MSCI Parties have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.mscibarra.com)

Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of Artisan Funds. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in Artisan Funds’ presentation thereof.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of Artisan Funds’ proxy voting policies and procedures, without charge, upon request by calling 800.399.1770. That information also is included in Artisan Funds’ statement of additional information, which is available without charge, upon request, by calling 800.399.1770 and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Artisan Fund voted proxies relating to portfolio securities held during the twelve-month period ended June 30 is available without charge, on the Funds’ website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

INFORMATION ABOUT PORTFOLIO SECURITIES

Artisan Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31 and June 30 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

70

DIRECTORS AND OFFICERS

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The board of directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers as of November 17, 2011, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during at least the last five years are shown below. Each director oversees all twelve series of Artisan Funds.

Name and Age at 11/17/11	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during at least the Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Directors who are not “interested persons” of Artisan Funds:
David A. Erne – 68	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).
Thomas R. Hefty – 64	Director	3/27/95	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Professor, Department of Business and Economics, Ripon College; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services).	None.
Patrick S. Pittard – 65	Director	8/9/01	Chief Executive Officer of ACT Bridge, Inc. (enterprise talent management firm); Distinguished Executive in Residence (teaching position), University of Georgia; until October 2001, Chairman of the Board, President and Chief Executive Officer of Heidrick & Struggles International, Inc. (executive search firm).	Director, Lincoln National Corporation (insurance and investment management company); former Director, Cbeyond, Inc. (telecommunications company, formerly Cbeyond Communications, Inc.).

71

DIRECTORS AND OFFICERS

Name and Age at 11/17/11	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during at least the Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Howard B. Witt – 71	Director	3/27/95	Retired; until December 2004, Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices).	Former Director, Franklin Electric Co., Inc. (manufacturer of electric motors).
Director who is an “interested person” of Artisan Funds:
Andrew A. Ziegler – 54*	Director	1/5/95	Managing Director of Artisan Partners; until February 2010, President and Chief Executive Officer of Artisan Funds.	None.
Officers:
Eric R. Colson – 41	President and Chief Executive Officer	2/9/10	Managing Director and Chief Executive Officer of Artisan Partners since January 2010; prior thereto, Managing Director and Chief Operating Officer – Investment Operations of Artisan Partners.	None.
Brooke J. Billick – 57	Chief Compliance Officer	8/19/04	Chief Compliance Officer and Associate Counsel of Artisan Partners; Chief Compliance Officer of Artisan Partners Distributors LLC.	None.
Gregory K. Ramirez – 41	Chief Financial Officer and Treasurer	2/8/11	Managing Director and since March 2010 Chief Accounting Officer of Artisan Partners; Assistant Treasurer of Artisan Partners Distributors LLC; until February 2011, Assistant Secretary and Assistant Treasurer of Artisan Funds.	None.
Sarah A. Johnson – 39	General Counsel, Vice President and Secretary	2/8/11	Managing Director (since March 2010) and Associate Counsel of Artisan Partners; until February 2011, Assistant Secretary of Artisan Funds.	None.
James S. Hamman, Jr. – 42	Vice President and Assistant Secretary	2/8/11	Associate Counsel of Artisan Partners since March 2010; from January 2008 until February 2010, Principal of Elite Investment Partners, LLC; prior thereto, Executive Vice President, General Counsel and Secretary of Calamos Asset Management, Inc.	None.

*	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the Investment Company Act of 1940, because he is a Managing Director of Artisan Partners and an officer of Artisan Investments GP LLC (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners.

72

DIRECTORS AND OFFICERS

The business address of the officers and director affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne, Mr. Hefty, Mr. Pittard and Mr. Witt – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Artisan Funds’ statement of additional information (SAI) contains further information about the directors. Please call 800.399.1770 for a free copy of the SAI.

73

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 800.399.1770

ANNUAL

REPORT

SEPTEMBER 30, 2011

ARTISAN EMERGING MARKETS FUND

ARTISAN FUNDS

ADVISOR SHARES

2	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

4	SCHEDULE OF INVESTMENTS

7	STATEMENT OF ASSETS AND LIABILITIES

8	STATEMENT OF OPERATIONS

9	STATEMENT OF CHANGES IN NET ASSETS

10	FINANCIAL HIGHLIGHTS

11	NOTES TO FINANCIAL STATEMENTS

22	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

24	SHAREHOLDER EXPENSE EXAMPLE

25	NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

26	PROXY VOTING POLICIES AND PROCEDURES

27	INFORMATION ABOUT PORTFOLIO SECURITIES

28	DIRECTORS AND OFFICERS

ARTISAN FUNDS

P.O. BOX 8412

BOSTON, MA 02266-8412

This report and the audited financial statements contained herein are provided for the general information of the shareholders of the Advisor Shares of Artisan Emerging Markets Fund. Before investing, investors should consider carefully the Fund’s investment objective, risks and charges and expenses. For more complete information on the Fund, including fees and expenses, please call 866.574.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussion presents information about the companies believed to be accurate, and the views of the portfolio manager, as of September 30, 2011. That information and those views may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Artisan Emerging Markets Fund also offers an institutional class of shares for institutional investors meeting certain minimum investment requirements. A report on the institutional class is available under separate cover.

Artisan Funds offered through Artisan Partners Distributors LLC, member FINRA.

ARTISAN EMERGING MARKETS FUND (ARTZX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Emerging Markets Fund employs a fundamental research process to construct a diversified portfolio of emerging market companies. The team’s investment process is focused on identifying companies that are priced at a discount relative to the team’s estimate of their sustainable earnings.

•

Sustainable Earnings. The team believes that over the long term a stock’s price is directly related to the company’s ability to deliver sustainable earnings. The team determines a company’s sustainable earnings based upon financial and strategic analyses. The financial analysis of a company’s balance sheet, income statement, and statement of cash flows focuses on identifying historical drivers of return on equity. The strategic analysis examines a company’s competitive advantages and financial strength to assess sustainability.

•

Valuation. The team believes that investment opportunities develop when businesses with sustainable earnings are undervalued relative to peers and historical industry, country and regional valuations. The team values a business and develops a price target based on their assessment of the business’s sustainable earnings and cash flow expectations and the team’s risk analysis.

•

Risk Analysis. The team believes that a disciplined risk framework allows greater focus on fundamental stock selection. The team incorporates its assessment of company-specific and macroeconomic risks into its valuation analysis to develop a risk-adjusted target price. The risk-rating assessment includes a review of the currency, interest rate, monetary and fiscal policy and political risks to which a company is exposed.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/2/2008 to 9/30/2011)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2011)

Fund / Index	1-Year	3-Year	Since Inception
Artisan Emerging Markets Fund - Advisor Shares	-24.86%	1.63%	-11.25%
MSCI Emerging Markets IndexSM	-16.15	6.27	-6.82

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information call 866.574.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners’ contractual agreement to limit the Fund’s expenses to no more than 1.50%, which has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance. Absent that expense waiver, the Fund’s performance would have been lower. See page 25 for a description of the index.

2

INVESTING ENVIRONMENT

Emerging markets, as measured by the MSCI Emerging Markets IndexSM, advanced in the first half of the period despite inflation concerns in emerging markets and political turmoil in the Middle East and North Africa. However, in the latter half of the period, sovereign debt concerns in the developed world and fears of an economic hard landing in China heightened investor risk aversion and weighed heavily on emerging markets, erasing earlier gains. Emerging Asia held up the best, as many countries in the region had losses confined to single-digits. From a regional perspective, Latin America fared the worst, with Brazil posting losses of approximately 26%. All of the BRIC (Brazil, Russia, India, China) nations posted double-digit declines, with Brazil suffering the largest setback, while Russia, India and China retreated approximately 12%, 25% and 24%, respectively.

SECTOR DIVERSIFICATION

Sector	9/30/10	9/30/11
Consumer Discretionary	8.3%	12.0%
Consumer Staples	7.3	5.2
Energy	11.0	10.3
Financials	15.8	18.0
Healthcare	2.7	3.4
Industrials	9.5	7.8
Information Technology	12.5	18.3
Materials	14.8	13.4
Telecommunication Services	10.5	7.7
Utilities	3.0	2.0
Other assets less liabilities	4.6	1.9
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

During the twelve-month period ended September 30, 2011, Artisan Emerging Markets Fund declined 24.86%, underperforming the MSCI Emerging Markets IndexSM, which fell 16.15% over the same period.

Performance of the following stocks had a positive impact on the portfolio during the period: Polski Koncern Naftowy Orlen S.A., a refiner and distributor of petroleum products; Taiwan Semiconductor Manufacturing Company Ltd., a manufacturer of integrated circuits; Fleury SA, a medical services provider; Empresa Nacional de Telecomunicaciones S.A. (ENTEL), a telecommunications services provider in Chile; and Tim Participacoes S.A., a provider of mobile telecommunications services.

Notable detractors included: Petroleo Brasileiro S.A.– Petrobras, an oil and natural gas producer; Hypermarcas SA, a consumer goods manufacturer; China Yurun Food Group Limited, a meat product supplier in China; LSR Group O.J.S.C., a real estate developer; and Vale SA, a metals and mining company.

REGION ALLOCATION

Region	9/30/10	9/30/11
Emerging Asia	44.8%	48.1%
Latin America	25.0	26.4
Europe, Middle East & Africa	23.9	20.8
Developed Markets	1 .7	2.8

As a percentage of total net assets.

FUND CHANGES

We identified several new investment opportunities for the portfolio during the period, including CNOOC Limited, a producer of crude oil and natural gas; Infosys Limited, an IT consulting and software services provider; KB Financial Group, Inc., the holding company for Kookmin Bank; Mahindra & Mahindra Ltd., a manufacturer of automobiles, farm equipment and automotive components; and Sinopharm Group Co., a pharmacy distribution company. We funded these purchases in part by selling our positions in China Mobile Limited, Siam Commercial Bank Public Company Limited, Companhia de Bebidas das Americas (AmBev), Iguatemi Empresa de Shopping Centers SA, and ABSA Group Limited.

3

ARTISAN EMERGING MARKETS FUND

Schedule of Investments – September 30, 2011

Dollar values in thousands

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 98.1%

BRAZIL - 18.3%
Anhanguera Educacional Participacoes SA	365,300	$4,702
Banco do Brasil S.A.(1)(2)	107,980	1,427
Banco do Brasil S.A.	347,400	4,589
BM&F BOVESPA SA	1,623,200	7,588
BR Properties SA	738,314	6,707
Companhia Energetica de Minas Gerais-CEMIG, Preferred(3)	452,171	6,669
Companhia Vale do Rio Doce	973,462	22,081
Fibria Celulose S.A.	507,700	3,861
Hypermarcas SA	1,289,400	6,062
Julio Simoes Logistica SA(1)(2)	293,100	1,372
Julio Simoes Logistica SA	462,400	2,164
Magazine Luiza SA(4)	488,900	3,053
Magnesita Refratarios SA(4)	906,200	2,916
PDG Realty SA Empreendimentos e Participacoes	1,821,939	5,940
Petroleo Brasileiro S.A.	2,098,245	23,323
Randon SA Implementos e Participacoes, Preferred(3)	1,271,017	6,875
Tim Participacoes S.A.	1,130,867	5,233
Totvs SA	463,700	7,892

		122,454
CHILE - 0.8%
Empresa Nacional de Telecomunicaciones S.A.	291,448	5,607

CHINA - 12.6%
Ajisen China Holdings Limited(5)	6,066,913	6,946
Chaoda Modern Agriculture (Holdings) Limited(5)	12,474,536	2,243
China High Precision Automation Group Ltd.(5)	9,066,000	3,440
China Rongsheng Heavy Industries Group Holdings Limited(5)	14,116,500	3,725
China Yurun Food Group Limited(5)	3,466,000	3,702
CNOOC Limited(5)	6,141,000	9,836
Digital China Holdings Limited(5)	3,186,000	4,082
GOME Electrical Appliances Holdings Limited(5)	23,878,881	5,494
Huabao International Holdings Limited(5)	9,598,322	7,824
Huaneng Power International, Inc., H Shares(5)	9,416,700	3,899

CHINA (CONTINUED)
Mindray Medical International Limited, Class A (DR)	267,384	$6,313
Noah Holdings Ltd. (DR)(4)	437,025	4,021
Sinopharm Group Co(5)	2,646,100	6,907
Springland International Holdings Ltd.(5)	8,140,000	5,211
Tingyi (Cayman Islands) Holding Corporation(5)	1,873,659	4,559
Zhuzhou CSR Times Electric Co., Ltd., H Shares(5)	3,597,200	5,868

		84,070
COLOMBIA - 0.8%
Grupo de Inversiones Suramericana	312,217	5,371

EGYPT - 1.1%
Commercial International Bank Egypt SAE(5)	1,023,353	3,940
Egyptian Financial Group-Hermes Holding(4)(5)	1,310,634	3,712

		7,652
HONG KONG - 0.8%
AIA Group Ltd.(5)	1,866,465	5,306

HUNGARY - 0.9%
MOL Hungarian Oil and Gas Nyrt., Class A(4)(5)	85,415	5,757

INDIA - 5.2%
India Cements Limited(5)	2,797,261	4,097
Infosys Limited(5)	191,836	9,714
Mahindra & Mahindra Ltd.(5)	445,667	7,267
Nagarjuna Construction Company Ltd.(5)	2,427,898	2,960
Power Finance Corporation(5)	1,425,551	4,294
Reliance Infrastructure Ltd.(5)	407,599	3,044
Welspun Corporation Ltd.(5)	1,443,002	3,206

		34,582
INDONESIA - 5.8%
Indofood CBP Sukses Makmur TBK PT(5)	7,506,000	4,163
PT Astra International Tbk(5)	1,915,500	13,529
PT Bank Negara Indonesia Tbk(5)	21,423,018	8,815
PT Gudang Garam Tbk(5)	1,140,500	6,684
PT Telekomunikasi Indonesia Tbk(5)	6,911,385	5,929

		39,120
ITALY - 0.6%
Tenaris S.A. (DR)	145,244	3,696

4

	Shares Held	Value

KAZAKHSTAN - 0.8%
KazMunaiGas Exploration Production (DR)(5)	364,211	$5,323

KOREA - 11.4%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.(5)	283,904	5,309
E-Mart Co., Ltd.(4)(5)	25,390	6,351
KB Financial Group, Inc.(5)	267,162	8,725
LOCK&LOCK CO., LTD.(5)	213,470	5,747
LOCK&LOCK CO., LTD., Rights(5)	18,259	78
Samsung Electronics Co., Ltd.(5)	51,699	36,216
Shinhan Financial Group Co., Ltd.(5)	293,320	10,257
Shinsegae Co., Ltd.(5)	16,330	3,717

		76,400
MEXICO - 6.5%
America Movil SAB de C.V., Series L	13,879,775	15,413
Genomma Lab Internacional SA(4)	3,088,226	5,093
Grupo Financiero Banorte S.A. de C.V., O Shares	1,948,819	5,759
Grupo Televisa S.A., Series CPO	1,755,854	6,441
OHL Mexico SAB de CV(4)	3,770,100	6,089
Urbi, Desarrollos Urbanos, S.A. de C.V.(4)	3,267,259	4,403

		43,198
RUSSIA - 5.7%
Eurasia Drilling Company Ltd. (DR)(5)	157,363	2,863
Eurasia Drilling Company Ltd., 144A (DR)(5)	26,670	485
Globaltrans Investment PLC (DR)(5)	402,853	5,447
LSR Group O.J.S.C. (DR)(5)	1,608,262	5,847
LUKOIL (DR)(5)	258,310	13,004
Magnitogorsk Iron & Steel Works (DR)(5)	872,734	4,119
Mobile TeleSystems (DR)	498,796	6,135

		37,900
SOUTH AFRICA - 7.8%
African Bank Investments Limited(5)	2,004,829	8,151
Harmony Gold Mining Company Limited(5)	713,275	8,376
Impala Platinum Holdings Limited(5)	478,095	9,691
Mondi Limited(5)	664,461	4,710
Mr. Price Group Limited(5)	1,050,178	8,716
MTN Group Limited(5)	782,959	12,810

		52,454
SWEDEN - 0.7%
Alliance Oil Company Ltd. (DR)(3)(5)	439,223	4,663

TAIWAN - 11.6%
Chinatrust Financial Holding Company Ltd.(5)	10,091,136	5,739
E Ink Holdings Inc.(5)	5,623,000	11,661
Far Eastern Textile Ltd.(5)	5,004,213	5,098
Hon Hai Precision Industry Co., Ltd.(5)	4,437,921	9,907
HTC Corporation(5)	491,251	10,792
MediaTek Incorporation(5)	802,794	8,747
Taiwan Fertilizer Co., Ltd.(5)	2,376,000	5,753

TAIWAN (CONTINUED)
Taiwan Semiconductor Manufacturing Company Ltd.(5)	8,811,647	$19,965

		77,662
THAILAND - 1.5%
Bangkok Bank Public Company Limited (DR)(5)	1,406,800	6,294
Bumrungrad Hospital Public Company Limited (DR)(5)	3,295,200	4,037

		10,331
TURKEY - 3.9%
Bizim Toptan Satis Magazalari AS(5)	92,628	1,085
Cimsa Cimento Sanayi ve Ticaret A.S.(5)	668,518	2,695
Emlak Konut Gayrimenkul Yatirim(5)	3,814,768	4,895
Ford Otomotiv Sanayi A.S.(5)	736,431	5,134
Tekfen Holding A.S.(5)	1,072,086	3,274
Turk Ekonomi Bankasi A.S.(5)	3,919,348	3,504
Turkiye Sinai Kalkinma Bankasi A.S.(5)	5,422,974	5,781

		26,368
UNITED ARAB EMIRATES - 0.6%
Air Arabia(5)	21,440,109	3,663

UNITED KINGDOM - 0.7%
Antofagasta plc(5)	336,587	4,779

Total common and preferred stocks (Cost $846,000)		656,356

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 1.1%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/11, due 10/3/11, maturity value $7,346 (Cost $7,346)(6)	$7,346	$7,346

Total investments - 99.2% (Cost $853,346)		663,702

Other assets less liabilities - 0.8%		5,577

Total net assets - 100.0%(7)		$669,279

5

(1)

The shares of Banco do Brasil S.A. and Julio Simoes Logistica SA were acquired in a private placement and are restricted. The shares of Banco do Brasil S.A. and Julio Simoes Logistica SA are freely tradeable outside the United States, where the Fund expects to trade them.

Security	Acquisition Dates	Cost	Value	Percentage of Total Net Assets
Banco do Brasil S.A.	7/1/2010	$1,477	$1,427	0.2%
Julio Simoes Logistica SA	4/20/2010	1,339	1,372	0.2%

			$2,799	0.4%

(2)

Security has been determined to be illiquid under procedures established by the board of directors of Artisan Funds. In total, the value of securities determined to be illiquid were $2,799, or 0.4% of total net assets.

(3)	Non-voting shares.
(4)	Non-incoming producing shares.
(5)

Valued at fair value in accordance with procedures established by the board of directors of Artisan Funds. In total, securities valued at a fair value were $459,561, or 68.7% of total net assets. See notes 2(a) in Notes to Financial Statements for additional information.

(6)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Note	2.625%	11/15/2020	$7,494

(7)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depositary Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2011 Dollar values in thousands
	Value	Percentage of Total Net Assets
Consumer Discretionary	$80,553	12.0%
Consumer Staples	34,849	5.2
Energy	68,950	10.3
Financials	120,722	18.0
Healthcare	22,350	3.4
Industrials	51,844	7.8
Information Technology	122,416	18.3
Materials	89,933	13.4
Telecommunication Services	51,127	7.7
Utilities	13,612	2.0

Total common and preferred stocks	656,356	98.1
Short-term investments	7,346	1.1

Total investments	663,702	99.2
Other assets less liabilities	5,577	0.8

Total net assets	$669,279	100.0%

CURRENCY EXPOSURE - September 30, 2011 Dollar values in thousands
	Value	Percentage of Total Investments
Brazilian real	$122,454	18.4%
British pound	4,779	0.7
Chilean peso	5,607	0.8
Colombian peso	5,371	0.8
Egyptian pound	7,652	1.2
Hong Kong dollar	79,042	11.9
Hungarian forint	5,757	0.9
Indian rupee	34,582	5.2
Indonesian rupiah	39,120	5.9
Korean won	76,400	11.5
Mexican peso	43,198	6.5
South African rand	52,454	7.9
Swedish krona	4,663	0.7
Taiwan dollar	77,662	11.7
Thai baht	10,331	1.6
Turkish lira	26,368	4.0
U.S. dollar	64,599	9.7
United Arab Emirates dirham	3,663	0.6

Total investments	$663,702	100.0%

TOP TEN HOLDINGS - September 30, 2011
Company Name	Country	Percentage of Total Net Assets
Samsung Electronics Co., Ltd.	Korea	5.4%
Petroleo Brasileiro S.A.	Brazil	3.5
Companhia Vale do Rio Doce	Brazil	3.3
Taiwan Semiconductor Manufacturing Company Ltd.	Taiwan	3.0
America Movil SAB de C.V.	Mexico	2.3
PT Astra International Tbk	Indonesia	2.0
LUKOIL	Russia	1.9
MTN Group Limited	South Africa	1.9
E Ink Holdings Inc.	Taiwan	1.7
HTC Corporation	Taiwan	1.6

Total		26.6%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

6

ARTISAN FUNDS

Statement of Assets and Liabilities – September 30, 2011

Dollar values in thousands, except per share amounts

EMERGING MARKETS
ASSETS:
Investments in securities, unaffiliated, at value	$656,356
Short-term investments (repurchase agreements), at value	7,346

Total investments	663,702
Cash	1
Foreign currency	1,709
Net unrealized gain on foreign currency forward contracts	8
Receivable from investments sold	1,527
Receivable from fund shares sold	2,818
Dividends and interest receivable	870

Total assets	670,635

LIABILITIES:
Payable for fund shares redeemed	815
Payable for operating expenses	357
Payable for foreign taxes	184

Total liabilities	1,356

Total net assets	$669,279

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$865,018
Net unrealized depreciation on investments and foreign currency related transactions	(189,873)
Accumulated undistributed net investment income	4,668
Accumulated undistributed net realized losses on investments and foreign currency related transactions	(10,534)

$669,279

SUPPLEMENTARY INFORMATION:
Net assets
Institutional Shares	$352,093
Advisor Shares	$317,186
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Institutional Shares	30,955,712
Advisor Shares	27,871,355
Net asset value, offering price and redemption price per share
Institutional Shares	$11.37
Advisor Shares	$11.38
Cost of securities of unaffiliated issuers held	$853,346
Cost of foreign currency	$1,723

The accompanying notes are an integral part of the financial statements.

7

ARTISAN FUNDS

Statement of Operations – For the Year Ended September 30, 2011

Dollar values in thousands

EMERGING MARKETS
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$20,809
Interest	3

Total investment income	20,812

EXPENSES:
Advisory fees	8,324
Transfer agent fees
Institutional Shares	20
Advisor Shares	962
Shareholder communications
Institutional Shares	18
Advisor Shares	36
Custodian fees	717
Accounting fees	70
Professional fees	82
Registration fees
Institutional Shares	56
Advisor Shares	141
Directors’ fees	24
Other operating expenses	16

Total operating expenses	10,466

Net investment income	10,346

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	9,473
Foreign currency related transactions	(2,693)

6,780
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(255,535)
Foreign currency related transactions	336

(255,199)

Net loss on investments and foreign currency related transactions	(248,419)

Net decrease in net assets resulting from operations	$(238,073)

(1) Net of foreign taxes withheld of $1,704.

The accompanying notes are an integral part of the financial statements.

8

ARTISAN FUNDS

Statement of Changes in Net Assets

Dollar values in thousands

	EMERGING MARKETS
	Year Ended 9/30/2011	Year Ended 9/30/2010
OPERATIONS:
Net investment income	$10,346	$3,575
Net realized gain (loss) on:
Investments	9,473	9,712
Foreign currency related transactions	(2,693)	(1,401)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	(255,535)	43,790
Foreign currency related transactions	336	(484)

Net increase (decrease) in net assets resulting from operations	(238,073)	55,192

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Institutional Shares	(3,345)	(988)
Advisor Shares	(1,835)	(509)

Total distributions paid to shareholders	(5,180)	(1,497)

FUND SHARE ACTIVITIES:
Net increase in net assets resulting from fund share activities	392,736	311,692

Total increase in net assets	149,483	365,387

Net assets, beginning of period	519,796	154,409

Net assets, end of period	$669,279	$519,796

Accumulated undistributed net investment income	$4,668	$2,512

The accompanying notes are an integral part of the financial statements.

9

ARTISAN FUNDS

Financial Highlights – For a share outstanding throughout each period

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	ARTISAN EMERGING MARKETS FUND
	Advisor Shares

	Year or Period Ended

	9/30/2011	9/30/2010	9/30/2009	9/30/2008(1)

Net Asset Value Beginning of Period	$15.24	$13.03	$11.16	$17.43
Net Investment Income(2)	0.18	0.18	0.07	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(3.94)	2.12	1.93	(6.31)

Total Income (Loss) from Investment Operations	(3.76)	2.30	2.00	(6.27)

Dividends from Net Investment Income	(0.10)	(0.09)	(0.12)	-
Distributions from Net Realized Gains	-	-	(0.01)	-

Total Distributions	(0.10)	(0.09)	(0.13)	-

Net Asset Value End of Period	$11.38	$15.24	$13.03	$11.16

Total Return(3)	(24.86)%	17.75%	18.64%	(35.97)%
Net Assets End of Period (millions)	$317.2	$235.6	$50.4	$3.2
Ratio of Expenses to Average Net Assets(4)(5)	1.47%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets(4)(5)	1.19%	1.28%	0.70%	0.93%
Portfolio Turnover Rate(3)	30.86%	25.89%	56.88%	42.24%

(1)	For the period from commencement of operations June 2, 2008 through September 30, 2008.
(2)	Computed based on average shares outstanding.
(3)	Periods less than twelve months (where applicable) are not annualized.
(4)	Periods less than twelve months (where applicable) are annualized.
(5)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the board of directors. Absent expenses waived or paid by the Adviser or the board of directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
9/30/2010	1.73%	1.04%
9/30/2009	3.00%	(0.80)%
9/30/2008	9.73%	(7.30)%

The accompanying notes are an integral part of the financial statements.

10

ARTISAN FUNDS

Notes to Financial Statements – September 30, 2011

(1)	Organization:

Artisan Partners Funds, Inc. (“Artisan Funds”) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Effective July 1, 2011, Artisan Partners Funds, Inc. changed its name from Artisan Funds, Inc. but will continue to do business as Artisan Funds. Artisan Funds is a series comprised of twelve open-end, diversified mutual funds. Artisan Emerging Markets Fund (the “Fund”) commenced operations on June 26, 2006. The Fund’s investment objective is to seek long-term capital growth.

Emerging Markets Fund offers shares of capital stock of two classes – Institutional Shares and Advisor Shares – and began offering Advisor Shares on June 2, 2008. Advisor Shares are sold to employee benefit plans, clients of financial advisors, clients of sponsored programs and institutional or other investors. All investments and exchanges are subject to approval by the Fund. The financial statements of Institutional Shares are presented in a separate report.

Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class.

Income, expenses not specific to a particular class and realized and unrealized gains and losses were allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, were allocated directly to that class.

The Fund is managed by Artisan Partners Limited Partnership (the “Adviser” or “Artisan Partners”). The Adviser is wholly owned by Artisan Partners Holdings LP (“Artisan Holdings”).

(2)	Summary of significant accounting policies:

The following is a summary of significant accounting policies of Artisan Funds in effect during the period covered by the financial statements, which were in accordance with United States generally accepted accounting principles.

(a)	Security valuation – The net asset value (“NAV”) of the shares of each class of the Fund was determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time) each day the NYSE was open for regular session trading. The NAV of each class of shares was determined by dividing the value of the Fund’s securities and other assets attributed to that class, less its liabilities attributed to that class, by the number of outstanding shares of that class of the Fund.

In determining NAV, each equity security traded on a securities exchange, including over-the-counter securities, was valued at the closing price as of the time of valuation on the exchange or market designated by the Fund’s accounting agent or pricing vendor as the principal exchange (the “principal exchange”). The closing price provided by the pricing vendor for a principal exchange may differ and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing

11

NOTES TO FINANCIAL STATEMENTS

price information from the principal exchange as of the time of valuation, the security was valued using the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or the most recent bid quotation on the principal exchange or, if not available, another exchange or in the over-the-counter market. Short-term investments, other than repurchase agreements, maturing within sixty days from the valuation date were valued at amortized cost, which approximates market value.

Exchange traded option contracts were valued at the last sale or official closing price on the exchange where an option is principally traded or, if no sales or closing prices were available, at the mean of the most recent bid and ask quotation on the principal exchange.

Securities for which prices were not readily available were valued by Artisan Funds’ valuation committee (the “valuation committee”) at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ board of directors (the “board of directors”). A price was considered to be not readily available if, among other things, the valuation committee believed that the price determined as described in the preceding paragraphs did not reflect a fair value of the security.

Emerging Markets Fund generally invested a significant portion, and perhaps as much as substantially all, of its total assets in securities principally traded in markets outside the U.S. The foreign markets in which the Fund invested were sometimes open on days when the NYSE was not open and the Fund did not calculate its NAV, and sometimes were not open on days when the Fund did calculate its NAV. Even on days on which both the foreign market and the NYSE were open, several hours may have passed between the time when trading in the foreign market closed and the time as of which the Fund calculated its NAV. That was generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America was generally the same as the closing time of the NYSE and the time as of which the Fund calculated its NAV.

The valuation committee concluded that a price determined under the Fund’s valuation procedures was not readily available if, among other things, the valuation committee believed that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (“subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in one or more U.S. securities indices. Artisan Funds monitored for subsequent events using several tools. An indication by any of those tools of a potential material change in the value of securities resulted in either a meeting of the valuation committee, which considered whether a subsequent event had occurred and whether local market closing prices continued to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on information provided by a third party research service. This third party research

12

NOTES TO FINANCIAL STATEMENTS

service was used to assist in determining estimates of fair values for foreign securities. That service utilized statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value.

Estimates of fair values utilized by the Fund as described above may differ from the value realized on the subsequent sale of those securities and from quoted or published prices for those securities. The differences may have been material to the NAV of the Fund or to the information presented.

Foreign stocks, as an asset class, may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability.

The risks of foreign investments typically are greater in emerging and less developed markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in developed markets. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. High levels of national debt tend to make such markets also heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

(b)	Fair value measurements – Under generally accepted accounting principles for fair value measurement, accounting standards clarify the definition of fair value for financial reporting, establish a framework for measuring fair value and require additional disclosures about the use of fair value measurements. In accordance with this standard, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The standard establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The three-tier hierarchy of inputs is summarized in three broad levels:

•	Level 1 – quoted prices in active markets for identical investments

13

NOTES TO FINANCIAL STATEMENTS

•

Level 2 – other significant observable inputs (including but not limited to quoted prices for similar securities, interest rates, credit risks, etc. Securities primarily traded outside the U.S., whose values were adjusted as a result of significant market movements, are classified as level 2.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining a fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

The following table summarizes the Fund’s investments, based on the inputs used to determine their fair values as of September 30, 2011 (in thousands):

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Emerging Markets
Equity Securities(1)
Developed Markets	$3,696	$14,748		-	$18,444
Emerging Asia	10,334	311,831		-	322,165
Emerging Europe, Middle East & Africa	6,135	132,982		-	139,117
Latin America	176,630	-		-	176,630
Repurchase Agreements	-	7,346		-	7,346
Total	$196,795	$466,907	(2)	-	$663,702

(1)	See Fund’s Schedule of Investments for sector or country classifications.
(2)	Includes securities trading primarily outside the U.S. whose value the Fund adjusted as result of significant market movements following the close of local trading.

Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between levels as of the end of the period. At September 30, 2011, the fair market values of certain securities were adjusted, resulting in their Level 2 classification, due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE. Transfers from Level 1 to Level 2 for the Fund as of September 30, 2011 were approximately $357,984,000.

(c)	Taxes – No provision was made for federal income taxes or excise taxes since the Fund intends to (i) comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and (ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Fund may utilize earnings and profits distributed to shareholders on redemptions of Fund shares as part of the dividends paid deduction.

The Fund has analyzed the tax positions taken on federal income tax returns for all remaining open tax years (fiscal years 2008 through 2011) and has concluded that as of September 30, 2011, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns

14

NOTES TO FINANCIAL STATEMENTS

for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Fund may be subject to taxes on realized gains from the sale of investment securities imposed by certain countries in which the Fund invests. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Net realized gain (loss) on investments” on the accompanying Statement of Operations. The amount of foreign tax owed, including withholding taxes of foreign dividends, is included in “Payable for foreign taxes” on the accompanying Statement of Assets and Liabilities.

(d)	Portfolio transactions – In determining the Fund’s NAV, security transactions and shareholder transactions were accounted for no later than one business day after trade date, in accordance with applicable regulations. However, for financial reporting purposes, security transactions and shareholder transactions were recorded on trade date in accordance with United States generally accepted accounting principles. Net realized gains and losses on securities were computed on specific security lot identification.

(e)	Foreign currency translation – Values of foreign investments, open foreign currency forward contracts, payables for capital gains taxes, payables and receivables for securities transactions, dividend and reclaim receivables, other receivables and payables, and cash denominated in a foreign currency were translated into U.S. dollars using a spot market rate of exchange as of the time of determination of the Fund’s NAV on the day of valuation. Purchases and sales of investments and dividend and interest income were translated into U.S. dollars using a current spot market rate of exchange on the date of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates was included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

The Funds may enter into (a) foreign currency contracts, and (b) foreign currency forward contracts. Foreign currency contracts are used to facilitate the purchase and sale of non-U.S. securities and generally settle within three business days. Foreign currency forward contracts are used to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. Open foreign currency contracts and foreign currency forward contracts were recorded at market value and recorded in the Statements of Assets and Liabilities. Realized and unrealized gains and losses were reported as foreign currency related transactions are recorded in the Statement of Operations.

For tax purposes, these foreign exchange gains and losses were treated as ordinary income or loss. The Fund could be exposed to loss if the counterparties fail to perform under these contracts. For the year ended September 30, 2011, the Fund entered only into forward currency contracts. Other foreign currency related transaction gains and losses may result from currency gains and losses realized from the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions arose from changes in the values of assets and liabilities, other than investments in securities, resulting from changes in foreign exchange rates.

(f)	Repurchase agreements – The Fund may enter into repurchase agreements with institutions that the Adviser determined were creditworthy pursuant to criteria

15

NOTES TO FINANCIAL STATEMENTS

adopted by the board of directors. Repurchase agreements were recorded at cost plus accrued interest and were collateralized in an amount greater than or equal to the repurchase price plus accrued interest. Collateral (in the form of U.S. government securities) was held by the Fund’s custodian and in the event of default on the obligation of the counterparty to repurchase, the Fund had the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the proceeds from any sale of such collateral were less than the repurchase price, the Fund would have suffered a loss.

(g)	Depositary receipts – The Fund may invest in depositary receipts. Depositary receipts are typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security issued by an issuer and deposited with the depositary.

(h)	Equity-linked participation certificates – The Fund may invest in equity-linked participation certificates. Equity-linked participation certificates are derivative securities which are designed to provide synthetic exposure to one or more underlying securities. An investment in an equity-linked participation certificate typically entitles the holder to a return equal to the market return of the underlying security or securities, subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity-linked participation certificates and the Fund’s potential loss is limited to the purchase price of the securities. The Fund is exposed to credit risk associated with the counterparty to the transaction, which is monitored by Fund management on a periodic basis.

(i)	Transfer agent and authorized agent fees – The Fund paid fees to, and reimbursed expenses of, the Fund’s transfer agent. In addition, the Fund has authorized certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (with their designees, collectively “authorized agents”) to accept purchase, exchange and redemption orders for Advisor Shares on the Fund’s behalf. Many authorized agents charged a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Fund’s behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts and other services. The fee was either based on the number of accounts to which the authorized agent provided such services, or was a percentage (as of September 30, 2011, up to 0.40% annually) of the average value of Fund shares held in such accounts. The Fund paid a portion of such fees, which are intended to compensate the authorized agent for its provision of services of the type that would be provided by the Fund’s transfer agent or other service providers if the shares were registered on the books of the Fund’s transfer agent. The balance of the fees incurred was paid by the Adviser. The Fund’s expenses incurred for services provided by authorized agents were included in “Transfer agent fees” in the Statement of Operations. The table below shows the portion of the total fees and expenses to the Fund’s transfer agent and the fees to authorized agents incurred by each class of the Fund during the year ended September 30, 2011 (in thousands).

	Year Ended 9/30/11
	Fees and Expenses to Transfer Agent	Fees to Authorized Agents	Total
Institutional Shares	$20	$-	$20
Advisor Shares	64	898	962

16

NOTES TO FINANCIAL STATEMENTS

(j)	Commission recapture – The Fund had the ability to direct portfolio trades to various brokers that have agreed to rebate a portion of the commissions generated. Such cash rebates totalled $6,000 and were made directly to the Fund and were included in net realized gain or loss on investments in the Statement of Operations for the year ended September 30, 2011.

(k)	Use of estimates – The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(l)	Indemnifications – In the normal course of business, the Fund has entered into contracts in which the Fund agrees to indemnify the other party or parties against various potential costs or liabilities. The Fund’s maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Fund.

(m)	Other – Dividend income less foreign taxes withheld, if any, was generally recorded on the ex-dividend date. In some cases, the information was not available to the Fund on the ex-dividend date. In such cases, which may have included private placements and foreign securities, dividends were recorded as soon after the ex-dividend date as reliable information became available to the Fund. Non-cash dividends included in dividend income, if any, were generally recorded at the fair market value of securities received. Interest income was reported on the accrual basis. Distributions to shareholders were recorded on the ex-dividend date. Expenses attributable to Artisan Funds were generally allocated to each Fund based on net assets. However, other expense allocation methodologies were used, depending on the nature of the expense item. Expenses attributable to a particular Fund or class were allocated directly to that Fund or class.

The character of income and net realized gains and losses may differ in some instances for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts to more appropriately conform financial accounting to tax characterizations of dividend and capital gain distributions.

Emerging Markets Fund generally imposed a 2% redemption fee on shares held 90 days or less. Those redemption fees were recorded as a reduction in the cost of shares redeemed and had the primary effect of increasing paid-in capital. The Fund reserved the right to waive or reduce the 2% redemption fee on shares held 90 days or less at its discretion when the Fund believed such waiver was in the best interests of the Fund, including but not limited to, when it determined that imposition of the redemption fee was not necessary to protect the Fund from the effects of short-term trading. The Fund waived the fee on redemption of shares held by certain authorized agents or other Fund intermediaries and otherwise in accordance with the Fund’s prospectus.

(n)

New accounting pronouncement – In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-4, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). ASU No. 2011-4 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for

17

NOTES TO FINANCIAL STATEMENTS

measuring fair value and disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-4 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The Fund’s management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

(3)	Transactions with affiliates:

The Adviser, with which the officers and a director of Artisan Funds were affiliated, provided investment advisory and administrative services to the Fund. In exchange for those services, Emerging Markets Fund paid a monthly management fee to the Adviser at the annual rate of 1.05% of the Fund’s average daily net assets.

The officers and director of Artisan Funds who are affiliated with the Adviser receive no compensation from Artisan Funds.

Prior to April 1, 2011, each director who was not an affiliated person of the Adviser received an annual retainer of $180,000, payable quarterly, as well as reimbursement of expenses related to his duties as a director of Artisan Funds. The amount of the annual retainer increased by $10,000 with each new series of Artisan Funds. In addition, the non-interested chair of the board of directors received an annual retainer of $60,000, payable quarterly, and each chair of a board committee who was a non-interested director received an annual retainer of $30,000, payable quarterly. Effective April 1, 2011, each director who was not an affiliated person of the Adviser receives an annual retainer of $200,000, payable quarterly, which will increase by $10,000 with each new series of Artisan Funds. The additional annual retainer fees for the non-interested chair of the board of directors and each non-interested chair of a board committee were not changed from the prior period. These fees were generally allocated to each of the Funds based on net assets, subject to a minimum allocation of $1,500 to each Fund per quarter.

Artisan Funds has adopted a deferred compensation plan for directors who are not affiliated persons of the Adviser that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from Artisan Funds. For purposes of determining the amount owed to the directors under the plan, deferred amounts were invested in shares of Artisan Funds as selected by the individual directors. The Fund purchased shares of Artisan Funds selected for deferral by the director in amounts equal to his investment, resulting in a Fund asset equal to the deferred compensation liability. As of September 30, 2011, no current directors have elected to participate in the deferred compensation plan.

Shares of Artisan Funds were offered for sale by Artisan Partners Distributors LLC (“Distributors”). Distributors is wholly owned by Artisan Holdings. All distribution expenses relating to the Fund were paid by the Adviser.

(4)	Line of credit arrangement:

Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company (“SSB”), which expires in August 2012, under which each Fund may borrow up to $75 million, provided that such borrowing does not exceed the least of (a) 33 1/3% of its adjusted net assets, with adjusted net assets being total assets less total liabilities (excluding indebtedness for borrowed money) after giving effect to the loan, (b) the maximum amount

18

NOTES TO FINANCIAL STATEMENTS

the Fund may borrow under applicable law, (c) the limitations included in the Funds’ prospectus, or (d) any limitations on borrowings in any agreement with any governmental authority or regulator; provided that the aggregate borrowings by all Artisan Funds may not exceed $100 million. For the period October 1, 2010 to August 15, 2011, Artisan Funds paid a commitment fee at the annual rate of 0.125% on the unused portion of the line of credit and interest was charged on any borrowings at the current Federal Funds rate plus 1.25%. For the period October 1, 2010 to August 15, 2011, SSB agreed to waive 0.025% of the commitment fee by reducing the Funds’ custody expenses. Effective August 16, 2011, Artisan Funds paid a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit and interest was charged on any borrowings at the current Federal Funds rate plus 1.25%. The commitment fee and the related waiver are allocated to each Fund based on net assets. The use of the line of credit was generally restricted to temporary borrowing for extraordinary or emergency purposes. During the year ended September 30, 2011, there were no borrowings under the line of credit for the Fund.

(5)	Investment transactions:

The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended September 30, 2011 were $640,060,000 and $233,805,000, respectively.

(6)	Information for Federal income tax purposes:

For Federal income tax purposes, the cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized depreciation on investments as of September 30, 2011 were as follows (in thousands):

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation on Investments
$863,270	$19,069	$(218,637)	$(199,568)

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

The tax characterization of ordinary income dividends and long-term capital gain distributions paid during the years ending September 30, 2011 and September 30, 2010 were as follows (in thousands):

Year Ended 9/30/11		Year Ended 9/30/10
Ordinary Income Dividends	Long-Term Capital Gain Distributions	Ordinary Income Dividends	Long-Term Capital Gain Distributions
$5,180	$ -	$1,497	$ -

Ordinary income dividends and long-term capital gain distributions were determined in accordance with income tax regulations that impose treatment that is different from the

19

NOTES TO FINANCIAL STATEMENTS

treatment that would result from the application of U.S. generally accepted accounting principles. These differences were due to differing treatments for such items as net short- term gains, passive foreign investment company transactions and foreign currency transactions.

Additional tax information as of and for the year ended September 30, 2011 follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Gain	Post-October Losses	Other Deferred Gains (Losses)(1)
$5,629	$1,871	$ -	$(3,671)

(1)

Other deferred gains and losses relate to (a) gains or losses on transactions that occurred subsequent to year end that affected the distributable earnings at September 30, 2011 such as wash sales, (b) unrealized gains and losses on open foreign currency contracts and (c) other items.

For the year ending September 30, 2011, the Fund used $10,901,000 of capital loss carryovers.

20

NOTES TO FINANCIAL STATEMENTS

(7)	Fund share activities:

Capital share transactions for the Fund were as follows (dollar values in thousands):

	EMERGING MARKETS
Year ended September 30, 2011	Institutional Shares	Advisor Shares
Proceeds from shares issued	$208,436	$302,182
Net asset value of shares issued in reinvestment of dividends and distributions	3,270	1,764
Cost of shares redeemed(1)	(18,510)	(104,406)

Net increase from fund share transactions	$193,196	$199,540

Shares sold	13,451,736	19,672,672
Shares issued in reinvestment of dividends and distributions	208,694	112,253
Shares redeemed	(1,368,082)	(7,374,302)

Net increase in capital shares	12,292,348	12,410,623

	EMERGING MARKETS
Year ended September 30, 2010	Institutional Shares	Advisor Shares
Proceeds from shares issued	$173,421	$177,493
Net asset value of shares issued in reinvestment of dividends and distributions	984	500
Cost of shares redeemed(1)	(23,531)	(17,173)

Net increase from fund share transactions	$150,873	$160,819

Shares sold	12,304,761	12,812,565
Shares issued in reinvestment of dividends and distributions	73,686	37,352
Shares redeemed	(1,700,418)	(1,260,856)

Net increase in capital shares	10,678,029	11,589,061

(1)	Net of redemption fees of:

	9/30/2011	9/30/2010
Emerging Markets - Institutional Shares	$29	$2
Emerging Markets - Advisor Shares	$26	$2

(8)	Subsequent Events

The Fund evaluated subsequent events through the issuance of the Fund’s financial statements and has determined there is no impact to the Fund’s financial statements.

21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Artisan Partners Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Artisan Emerging Markets Fund (one of the twelve portfolios constituting Artisan Partners Funds, Inc. (formerly Artisan Funds, Inc.)) (the “Fund”) as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artisan Emerging Markets Fund of Artisan Partners Funds, Inc. at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 21, 2011

22

NOTES TO FINANCIAL STATEMENTS

Other Federal tax information (unaudited):

The Internal Revenue Code requires that shareholders be notified within 60 days of the Fund’s fiscal year-end of certain information regarding long-term capital gains, qualified dividend income and the dividends received deduction for corporate shareholders. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV which provides the federal tax status of dividends and distributions received during the calendar year. Shareholders are advised to consult their own tax advisor with respect to the specific tax consequences of investment in the Fund.

The Fund hereby designates the following amounts as (i) long-term capital gain distributions for purposes of the dividends paid deduction (including earnings and profits distributed to shareholders on redemption of Fund shares, in thousands), (ii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2011 that are considered qualified dividend income as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, and (iii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2011 that are eligible for the dividends received deduction available to certain corporate shareholders.

Long-Term Capital Gains	Qualified Dividend Income	Dividends Received Deduction
$297	83.00%	-%

23

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of Artisan Funds, you may incur transaction costs, including redemption fees, and you will incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The first line below the Fund’s name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the name of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line below the Fund’s name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for the six months ended September 30, 2011 and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period 4/1/2011-9/30/2011(1)
Artisan Emerging Markets Fund - Advisor Shares
Actual	$1,000.00	$712.60	$6.31
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.44

(1)

Expenses are equal to the Fund’s ratio of expenses to average net assets for the six-month period ended September 30, 2011 (shown below), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Fund	Annualized Ratio of Expenses to Average Net Assets for the Six-Month Period Ended September 30, 2011
Artisan Emerging Markets Fund - Advisor Shares	1.47%

24

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

The discussion of the Fund included in this report includes statistical information about the portfolio of the Fund. Except as otherwise noted, that information is as of September 30, 2011. That information will vary with changes in the Fund’s portfolio investments. The performance information for the Fund relative to its benchmark index discussed in this report was prepared by the Adviser using information reported by FactSet Research Systems, Inc. (“FactSet”). For the purposes of assigning portfolio securities to a particular country, the Adviser considers an issuer to be from a particular country as designated by its securities information vendors. The Adviser currently uses MSCI Inc. as its primary source and FactSet as a secondary source for this information. In the event (i) the Adviser’s securities information vendors do not assign a security to a particular country or if the published classification appears to be clearly erroneous, or (ii) its primary vendor does not assign a security to a particular country and the secondary vendor has assigned a security to a particular country by using a methodology that is not the same as the methodology the primary vendor uses to assign a country, the Adviser assigns the security to a country using the primary vendor’s published criteria (to the extent available) or the Adviser’s own judgment. The primary information vendor’s criteria currently include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Country designations may change over time.

For the purposes of assigning portfolio securities to a particular sector and industry, the Adviser assigns securities in accordance with the sector and industry classifications of the Global Industry Classification Standard (GICS®) developed by MSCI Inc. and Standard & Poor’s. In the event the Adviser’s securities information vendors do not classify a security to a particular sector or industry, or if the published classification appears to be clearly erroneous, the Adviser classifies the security according to its own judgment, using other securities information vendors, the company description and other publicly available information about the company’s peer group. Sector and industry classifications may change over time.

The names of portfolio securities reflected in this report are as reported by the Fund’s data providers, may not represent the legal name of the entity and, in some cases, are translations of non-English names.

Description of Index

The Fund’s performance is compared in this report to changes in a broad-based index of changes in prices of securities in the market in which the Fund invests. This index is unmanaged and its returns include reinvested dividends. Unlike the Fund’s returns, the returns of the index do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in the index. An investment cannot be made directly in an index. Fair value pricing is not employed by market indices.

The index to which the Fund is compared is the Morgan Stanley Capital International Emerging Markets IndexSM, a market-weighted index of companies in emerging markets.

25

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

Trademarks

Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report, if any, are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of the Adviser and may not be copied, reproduced, published or in any way used without written permission.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Artisan Partners Limited Partnership. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. (www.mscibarra.com)

The MSCI information may only be used by the reader, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or any indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the reader of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall MSCI Parties have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of Artisan Funds’ proxy voting policies and procedures, without charge, upon request by calling 866.574.1770. That information also is included in Artisan Funds’ statement of additional information, which is available without charge, on the Fund’s website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the twelve-month period ended June 30 is available without charge, on the Fund’s website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

26

INFORMATION ABOUT PORTFOLIO SECURITIES

Artisan Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31 and June 30 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

27

DIRECTORS AND OFFICERS

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The board of directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers as of November 17, 2011, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during at least the last five years are shown below. Each director oversees all twelve series of Artisan Funds.

Name and Age at 11/17/11	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during at least the Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Directors who are not “interested persons” of Artisan Funds:
David A. Erne – 68	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).
Thomas R. Hefty – 64	Director	3/27/95	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Professor, Department of Business and Economics, Ripon College; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services).	None.
Patrick S. Pittard – 65	Director	8/9/01	Chief Executive Officer of ACT Bridge, Inc. (enterprise talent management firm); Distinguished Executive in Residence (teaching position), University of Georgia; until October 2001, Chairman of the Board, President and Chief Executive Officer of Heidrick & Struggles International, Inc. (executive search firm).	Director, Lincoln National Corporation (insurance and investment management company); former Director, Cbeyond, Inc. (telecommunications company, formerly Cbeyond Communications, Inc.).

28

DIRECTORS AND OFFICERS

Name and Age at 11/17/11	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during at least the Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Howard B. Witt – 71	Director	3/27/95	Retired; until December 2004, Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices).	Former Director, Franklin Electric Co., Inc. (manufacturer of electric motors).
Director who is an “interested person” of Artisan Funds:
Andrew A. Ziegler – 54*	Director	1/5/95	Managing Director of Artisan Partners; until February 2010, President and Chief Executive Officer of Artisan Funds.	None.
Officers:
Eric R. Colson – 41	President and Chief Executive Officer	2/9/10	Managing Director and Chief Executive Officer of Artisan Partners since January 2010; prior thereto, Managing Director and Chief Operating Officer – Investment Operations of Artisan Partners.	None.
Brooke J. Billick – 57	Chief Compliance Officer	8/19/04	Chief Compliance Officer and Associate Counsel of Artisan Partners; Chief Compliance Officer of Artisan Partners Distributors LLC.	None.
Gregory K. Ramirez – 41	Chief Financial Officer and Treasurer	2/8/11	Managing Director and since March 2010 Chief Accounting Officer of Artisan Partners; Assistant Treasurer of Artisan Partners Distributors LLC; until February 2011, Assistant Secretary and Assistant Treasurer of Artisan Funds.	None.
Sarah A. Johnson – 39	General Counsel, Vice President and Secretary	2/8/11	Managing Director (since March 2010) and Associate Counsel of Artisan Partners; until February 2011, Assistant Secretary of Artisan Funds.	None.
James S. Hamman, Jr. – 42	Vice President and Assistant Secretary	2/8/11	Associate Counsel of Artisan Partners since March 2010; from January 2008 until February 2010, Principal of Elite Investment Partners, LLC; prior thereto, Executive Vice President, General Counsel and Secretary of Calamos Asset Management, Inc.	None.

*	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the Investment Company Act of 1940, because he is a Managing Director of Artisan Partners and an officer of Artisan Investments GP LLC (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners.

29

DIRECTORS AND OFFICERS

The business address of the officers and director affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne, Mr. Hefty, Mr. Pittard and Mr. Witt – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Artisan Funds’ statement of additional information (SAI) contains further information about the directors. Please call 866.574.1770 or visit our website at www.artisanfunds.com for a free copy of the SAI.

30

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 866.574.1770

Item 2.	Code of Ethics.

(a) Registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer, principal financial officer and principal accounting officer (the “Covered Officers”).

(b) No disclosures are required pursuant to this Item 2(b).

(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

Registrant’s board of directors has determined that Thomas R. Hefty, member and chairman of the registrant’s audit committee, qualifies as an audit committee financial expert, as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Hefty is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including, without limitation, for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, are summarized in the tables below. The tables summarize fees billed (or to be billed) by the registrant’s principal accountant for work performed relating to each applicable period identified below.

Fees:

	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2010
Audit Fees (a)	$257,900	$238,000
Audit-Related Fees (b)	$48,800	$45,700
Tax Fees (c)	$212,450	$203,000
All Other Fees (d)	$—	—

(a) “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, including for 2011, portions of which have not been billed at the time of this filing and fees billed for consents issued in conjunction with the registrant’s post-effective amendments to the Funds’ registration statements filed for each of the last two fiscal years. The fees billed during the fiscal year ended September 30, 2011 also include consents issued in conjunction with the registrant’s post-effective amendments to the Funds’ registration statements filed in connection with the initial offering of institutional shares of Artisan Growth Opportunities Fund and Artisan Value Fund.

(b) “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements. Audit-related fees have not been reported under the item “audit fees” in the chart above.

The fees billed by Ernst & Young LLP during the fiscal years ended September 30, 2011 and September 30, 2010 include fees incurred for services for review procedures performed in conjunction with the semiannual reports to shareholders as of March 31, 2011 and March 31, 2010.

(c) “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

The fees shown in the table above for the fiscal year ended September 30, 2011 include fees for (1) the review and preparation of the Funds’ income tax returns for the fiscal year ended September 30, 2011, which have not been billed as of the time of this filing; (2) the review of excise tax calculations and preparation of excise tax returns for the calendar year ended December 31, 2011, which also have not yet been billed as of the time of this filing; (3) the use of a PFIC database supplied by Ernst & Young LLP for the fiscal year ended September 30, 2010 and the excise year ended December 31, 2010, and the semiannual period ended March 31, 2011; and (4) the use of a Qualified Foreign Corporation (QFC) Database supplied by Ernst & Young LLP for the calendar year ended December 31, 2010.

The fees shown in the table above for the fiscal year ended September 30, 2010 include fees for (1) the review and preparation of the Funds’ income tax returns for the fiscal year ended September 30, 2010; (2) the review of excise tax calculations and preparation of excise tax returns for the calendar year ended December 31, 2010; (3) the use of a PFIC database supplied by Ernst & Young LLP for the fiscal year ended September 30, 2009 and the excise year ended December 31, 2009, and the semiannual period ended March 31, 2010; and (4) the use of a Qualified Foreign Corporation (QFC) Database supplied by Ernst & Young LLP for the calendar year ended December 31, 2009.

(d) None.

(e)(1) During its regularly scheduled periodic meetings, the registrant’s audit committee considers any requests to pre-approve any audit, audit-related, tax and other services to be provided by the principal accountants of the registrant. The audit committee has authorized its chairman to exercise that authority in the intervals between meetings; and the chairman presents any such pre-approvals to the audit committee at its next regularly scheduled meeting. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate fees for all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided, 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(e)(2) No services included in Items 4(b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees for the fiscal years ended September 30, 2011 and September 30, 2010 by the registrant’s principal accountant for non-audit services rendered to the registrant are shown in the tables above and described under Items 4(b) – (d) above. For the registrant’s fiscal years ended September 30, 2011 and September 30, 2010, Ernst & Young LLP served as the registrant’s principal accountant and provided no services and billed no fees for non-audit services rendered to the registrant’s adviser or entities controlling, controlled by or under common control with the adviser.

(h) The audit committee of the registrant’s board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. The provisions of Rule 2-01(c)(7) were effective on May 6, 2003. No such services were rendered on or after May 6, 2003.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedules of Investments in securities of unaffiliated issuers as of September 30, 2011 are included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), that the Disclosure Controls are effectively designed to provide reasonable assurance that the information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics for Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1)

	(2)	Certifications of Eric R. Colson, Principal Executive Officer and Gregory K. Ramirez, Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii)

(b)		Certification of Eric R. Colson, Principal Executive Officer and Gregory K. Ramirez, Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Artisan Partners Funds, Inc.

By:	/S/ ERIC R. COLSON
Eric R. Colson
Principal Executive Officer

Date:	December 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ERIC R. COLSON
Eric R. Colson
Principal Executive Officer

Date:	December 2, 2011

By:	/S/ GREGORY K. RAMIREZ
Gregory K. Ramirez
Principal Financial Officer

Date:	December 2, 2011